Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL BECAUSE IT WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

OVO

LICENSE AGREEMENT

SUMMARY OF COMMERCIAL TERMS

(“Commercial Terms”)

This Agreement (as hereinafter defined) is effective as of the Effective Date defined below, and is by and between ABG-OVO LLC, a Delaware limited liability company (“Licensor”) and the Licensee defined below (Licensor and Licensee may be hereinafter referred to, each individually as a “Party”, and collectively as the “Parties”).

1.	Effective Date:

“Effective Date” shall be defined as the first date upon which all of the following have occurred: (a) the full execution of this Agreement by the Parties, and (b) the Closing as defined in that certain Asset and Equity Purchase Agreement (the “Purchase Agreement”) by and among October’s Very Own IP Holdings, October’s Very Own ULC, Licensor, and Licensee, among other parties (the “Closing”). Notwithstanding anything to the contrary contained in the Agreement, the terms and effectiveness of this Agreement are subject to, and conditioned upon, the occurrence of the Closing.

2.	Licensee: Corporate Organization: Address: Main Contact: Telephone: Email: Finance Contact: Telephone: Email:

“Licensee” shall be defined as: OWL Opco, LLC.

Licensee is a limited liability company organized in the state of Delaware.

500 Fifth Avenue

20th Floor

New York, NY 10110

General Counsel

323-421-5980

legal@vince.com

Chief Financial Officer

323-421-5980

finance@vince.com

3.	Licensed Property:
(a)
“Licensed Property” shall be defined as: the rights in and to the following trademarks, whether registered under applicable laws of the Territory (as hereinafter defined) and/or protected under common law of the Territory, to the extent recognized:

Licensed Property

OVO

OCTOBER’S VERY OWN

OWL DESIGN

OWL DESIGN 2

OCTOBER

CLASSIC OWL

OG OWL

OVO DESIGN

OVO & DESIGN

OVO OMEGA DESIGN

OVO & POM POM DESIGN

OVO ATHLETICS

OVO ATHLETIC CENTRE

OVO COLLEGIATE

OVO ESSENTIALS

OCTOBER FIRM

OCTOBER FIRM DESIGN

OVOXO

(b)
During the Term, if Licensor desires to license to Licensee, or if Licensee desires to license from Licensor, one or more derivatives, transliterations, variations, abbreviations, composites, and/or variations of any particular Licensed Property (“Derivative(s)”), for the distribution and/or sale in the Territory of any Product(s) that are the same as those Specific Products (as such term is used in Section 4(a) of the Commercial Terms) for which Licensee has been granted the right to use such particular Licensed Property under this Agreement, then the Party that is so desirous shall notify the other Party of the specific Derivative(s) and Specific Product(s) (“Derivative Product(s)”) that they desire to license/be licensed, and, (i) in the case of Licensee requesting, Licensor Approval or (ii) in the case of Licensor requesting, the mutual written agreement of the Parties, on a case-by-case basis, this Agreement will be deemed amended to grant such a license to Licensee to manufacture such Derivative Product(s) and to sell such Derivative Product(s) solely to/through such Approved Accounts in the Territory, subject to the terms and conditions of this Agreement; and such Derivative Product(s) shall be deemed to be ‘Licensed Products’ for all purposes of this Agreement. Notwithstanding the foregoing, Licensee shall not have any rights in, and is not permitted under this Agreement to use, any Derivative that includes the words ‘OVO SOUND’.

(c)
The rights in and to the Licensed Property are, as of the Effective Date, also supported by those registered trademarks set forth on Schedule A, which is attached hereto and incorporated herein by reference (“Registrations”).

(d)
The Parties acknowledge that (i) in connection with the Equity Closing (as defined in the Purchase Agreement), Licensee or its affiliate has acquired all of the issued and outstanding equity of the Companies (as defined in the Purchase Agreement), who (together with their subsidiaries) prior to the Equity Closing operated the Merchandising Business (as defined in the Purchase Agreement); and (ii) in connection with the Asset Closing (as defined in the Purchase Agreement), Licensor has acquired the Purchased Assets (as defined in the Purchase Agreement), including certain designs, images, content, and other intellectual property that are not included in the Licensed Property or the Designated URL but that were used in the Merchandising Business on or in connection with Products and/or the Advertising & Promotion thereof prior to the Effective Date (“Closing IP Assets”). Additionally, the Parties acknowledge that Licensor has certain rights in the Drake Publicity Rights (as defined below) and shall be the owner of certain intellectual property rights developed or acquired by Licensee during the Term, including as set forth in Section 10(c) of the Commercial Terms and Section 5(a)(i)(A) of the Standard Terms (such intellectual property rights, together with the Closing IP Assets, and, solely to the extent such rights have actually been granted to Licensor and are within Licensor’s right to grant to Licensee, the Drake Publicity Rights, the “Other IP Assets”). For the avoidance of doubt, the inclusion of the Drake Publicity Rights (or any component thereof) within the definition of Other IP Assets, and any rights granted to

Licensee with respect thereto under this Agreement, shall be limited to those Drake Publicity Rights that Licensor has actually obtained and has the right to grant to Licensee. In the event that Licensor provides Licensee with any Other IP Assets to be used in, on or in connection with Licensed Products or the Advertising & Promotion thereof, or Licensee is otherwise in possession of any Other IP Assets as of or after the Effective Date, Licensee (and, as applicable, its Affiliate Operators and Sub-Contractors) may continue, on a non-exclusive basis (without limiting Section 7(a) of the Commercial Terms of the Agreement below), to use and exploit such Other IP Assets during the Term solely in, on, or in connection with Licensed Products or Authorized Ancillary OVO Articles or the Advertising & Promotion thereof, in each case, subject to the terms and conditions of this Agreement and subject to the following: (A) Licensee hereby acknowledges that Licensor may not be the owner of the Other IP Assets, and as such, subject to Section 16(c) of the Commercial Terms of this Agreement, Licensor makes no representations or warranties whatsoever regarding the Other IP Assets, or any license or rights granted therein, all of which are provided “as-is”, (B) subject to Section 16(c) of the Commercial Terms of this Agreement, Licensor hereby disclaims any and all representations and warranties with respect to the Other IP Assets including, without limitation, any and all implied warranties of title, merchantability, or fitness for a particular purpose, (C) subject to Section 16(c) of the Commercial Terms of this Agreement, Licensee acknowledges and agrees to assume all risk associated with the use of the Other IP Assets. Subject to Section 16(c) of the Commercial Terms of this Agreement, nothing contained herein shall obligate Licensor to maintain any agreements which it may have in place for any Other IP Assets, and any failure by Licensor to have or maintain any such agreements shall not be deemed a breach of this Agreement.

4.	Licensed Products:
(a)
“Products” shall be defined, individually and collectively, as the Core Products and the Option Products, unless specifically identified, as follows:

(i)
“Core Products” shall be defined, individually and collectively, as the following:

(ii)
“Option Products” shall be defined, individually and collectively, as the following:

(b)
“Licensed Products” shall be defined, individually and collectively, as Licensed Core Manufactured Products, Licensed Option Manufactured Products, Licensed Core Purchased Products, and Licensed Option Purchased Products unless specifically identified, as follows:

(i)
“Licensed Core Manufactured Products” shall be defined as: the Specific Products set forth in Section 4(a)(i) of the Commercial Terms above, that are ‘Designed For’ those individuals specified in Section 4(a)(i) of the Commercial Terms above, bearing the Licensed Property that are manufactured directly by Licensee and/or on behalf of Licensee in accordance with the terms and conditions of this Agreement;

(ii)
“Licensed Option Manufactured Products” shall be defined as: the Specific Products set forth in Section 4(a)(ii) of the Commercial Terms above, that are ‘Designed For’ those individuals specified in Section 4(a)(ii) of the Commercial Terms above, bearing the Licensed Property that are manufactured directly by Licensee and/or on behalf of Licensee in accordance with the terms and conditions of this Agreement;

(iii)
“Licensed Core Purchased Product(s)” shall be defined as: those certain Product(s) set forth in Section 4(a)(i) of the Commercial Terms above, that are ‘Designed For’ those individuals specified in Section 4(a)(i) of the Commercial Terms above, bearing the Licensed Property that are each manufactured by or on behalf of Licensor’s contracted third-party suppliers and/or third-party licensees (for clarity, including Licensor Collaboration Partners) (“Supplier(s)”) under existing license agreement(s) with Licensor, to be purchased by Licensee directly from such Suppliers (subject to the terms of Section 4(c) of the Commercial Terms); and

(iv)
“Licensed Option Purchased Product(s)” shall be defined as: those certain Product(s) set forth in Section 4(a)(ii) of the Commercial Terms above, that are ‘Designed For’ those individuals specified in Section 4(a)(ii) of the Commercial Terms above, bearing the Licensed Property that are each manufactured by or on behalf of Licensor’s Suppliers under existing license agreement(s) with Licensor, to be purchased by Licensee directly from such Suppliers (subject to the terms of Section 4(c) of the Commercial Terms).

(v)
“Licensed Option Product(s)” shall be defined, individually and collectively, as: Licensed Option Manufactured Products and Licensed Option Purchased Products.

(vi)
“Licensed Manufactured Product(s)” shall be defined, individually and collectively, as: Licensed Core Manufactured Products and Licensed Option Manufactured Products.

(vii)
“Licensed Purchased Product(s)” shall be defined, individually and collectively, as: Licensed Core Purchased Products and Licensed Option Purchased Products.

(c)
Purchase of Purchased Product(s) from Suppliers.

(i)
To the extent Licensee desires, in Licensee’s discretion, to purchase Licensed Purchased Products (for clarity, including Licensor Collaboration Products) or Authorized Ancillary OVO Articles (for clarity, including consumer merchandise and/or services other than Products of Licensor Collaboration Partners that exploit Collaboration Rights) (collectively, “Purchased Products”), Licensee shall purchase any such Purchased Products directly from the Suppliers, in each case, at a price and on terms of sale to be negotiated and agreed upon directly between Licensee and the applicable Supplier(s) in each instance; it being expressly understood and agreed that, Licensor shall not be liable, and shall incur no liability to Licensee, any Supplier, and/or any other third party: (A) for any failure by Licensor to secure any particular purchases of Purchased Products or any particular terms of sale for any Purchased Products; and/or (B) for any failure by any Supplier or any other approved source of Purchased Products to sell or supply any Purchased Products to Licensee (in general or with any particular terms); it being expressly understood that any such failure shall not be deemed a breach of the Agreement by Licensor.

(ii)
Licensee shall contract directly with the Suppliers (“Supplier Agreement(s)”) for the purchase of Purchased Products, and such Purchased Products shall be shipped directly to Licensee at Licensee’s sole cost and expense or as otherwise agreed pursuant to the applicable Supplier Agreement(s). In the event of any delivery problems, discrepancies, claims, or defects regarding the Purchased Products purchased by Licensee from any Supplier(s), Licensee shall deal directly with the Supplier(s) and shall look solely to the Supplier(s) for resolution of the same. Licensee acknowledges that Licensor shall not be liable or responsible in any event in connection with Licensee’s dealings with any of the Suppliers. In the event of any dispute between or among Licensee and the Suppliers, then upon Licensee’s written request, Licensor may, but shall have no obligation, to attempt to mediate any such dispute in order to help facilitate a resolution. Licensee shall remain solely responsible to the Supplier(s) for payment of any Purchased Products ordered from such Supplier(s). Licensee’s uncured breach (following any applicable notice and cure period being given) of any payment obligation under any Supplier Agreement that is not reasonably disputed by Licensee in good faith shall be deemed a breach by Licensee of this Agreement (subject to any applicable cure period). For the avoidance of doubt, Licensee hereby acknowledges and agrees that Licensee shall be required to pay Royalty(ies) to Licensor in connection with Licensee’s distribution and/or sale of Purchased Products other than Excluded Products in accordance with the terms and conditions of this Agreement. For clarity, all Licensed Purchased Products (including Licensor Collaboration Products) are deemed Approved for sale by Licensee in accordance with the terms of this Agreement, subject to the terms and conditions of the Agreement between Licensor and the applicable Supplier, it being understood that in the event there are any restrictions related to the Licensed Purchased Products that are not set forth in the applicable Supplier Agreement, Licensor shall use commercially reasonable efforts to notify Licensee of the same; it being expressly understood that: (A) any failure by Licensor to notify Licensee of any restrictions related to the Licensed Purchased Products shall not be deemed a breach of this Agreement by Licensor; and (B) any failure by Licensee to comply with any such restriction related to the Licensed Purchased Products that are not set forth in the applicable Supplier Agreement, to the extent Licensor has not notified Licensee of the same, shall not be deemed a breach of this Agreement by Licensee.

(d)
Procedure for Licensed Option Products.

(i)
The Parties hereby acknowledge and agree that Licensor shall have the right to remove Licensed Option Product(s) from this Agreement, upon written notice to Licensee (“OP Notice”). After the date that Licensor issues such OP Notice to Licensee (“Withdrawal Effective Date”), all rights in and to such Licensed Option Product(s) shall revert to Licensor, subject to the Licensee’s sell-off rights in Section 4(d)(ii) of the Commercial Terms (such withdrawn Licensed Option Products shall be defined herein as the “Withdrawn OPs”).

(ii)
If Licensor actually withdraws any Withdrawn OPs from the rights granted to Licensee hereunder by sending an OP Notice, then Licensee shall have the limited, non-exclusive right for (A) a period of six (6) months following the Withdrawal Effective Date with respect to sales to/through Approved Accounts (other than Retail Locations and the E-Commerce Websites) and (B) an indefinite period with respect to sales to/through Retail Locations and the E-Commerce Websites, in each case ((A) and (B)) solely to fulfill accepted and existing orders of the applicable Licensed Option Product(s) specified in the OP Notice in the Territory to/through such Approved Accounts, in each case, solely to the extent such orders of Licensed Option Products were actually accepted and placed in the ordinary course of business on or before the Withdrawal Effective Date.

(e)
“Authorized Ancillary OVO Articles” shall be defined as: certain Licensed Property and/or OVO branded consumer merchandise and/or services other than Products (i.e., specifically excluding any and all Licensed Product(s)), in each case, which are manufactured by or on behalf of Licensor’s Suppliers under existing license agreement(s) with Licensor, which may be purchased by Licensee directly from such Suppliers and sold solely in the Territory specifically to/through the Retail Locations and/or the E-Commerce Website located in the Territory during the Term. Notwithstanding anything to the contrary contained in the Agreement, Licensee hereby acknowledges and agrees that in the event Licensee sells Authorized Ancillary OVO Articles to/through the Retail Locations and/or the E-Commerce Website: (i) Licensee shall be required to account for and pay the Royalty(ies) (as defined in Section 13(a) of the Commercial Terms of the Agreement below) in connection with any and all sales of Authorized Ancillary OVO Articles (other than Excluded Products) sold to/through Retail Locations and/or E-Commerce Website (if any), which shall be paid in accordance with Section 13 of the Commercial Terms; (ii) the Royalty(ies) payable to Licensor in connection with any and all sales of Authorized Ancillary OVO Articles sold to/through the Retail Locations and/or E-Commerce Website (other than Excluded Products) shall be applied towards the recoupment of the GMR (as defined in Section 14(a) of the Commercial Terms of the Agreement below) for the applicable Contract Year of the Term under the Agreement; (iii) any Net Sales (as defined in Section 11(a) of the Commercial Terms of the Agreement below) attributable to sales of Authorized Ancillary OVO Articles to/through the Retail Locations and/or E-Commerce Website (if any) shall apply towards the Minimum Net Sales (as defined in Section 12(a) of the Commercial Terms of the Agreement below) thresholds for the applicable Contract Year of the Term under the Agreement; and (iv) the terms of Section 4(c) of the Commercial Terms will apply to Licensee’s purchase of Authorized Ancillary OVO Articles from such Suppliers. Licensee shall only be permitted to purchase the Authorized Ancillary OVO Articles from the Suppliers that are approved by Licensor in advance in writing, in each instance.

5.	Term:
(a)
“Initial Term” shall be defined as: the period beginning on the Effective Date and ending on the end of Licensee’s 2036 fiscal year, unless sooner terminated pursuant to the terms hereof, with each ‘Contract Year’ included therein being defined as the following:

For purposes of the above, it is acknowledged and agreed that Licensee’s fiscal years are based on 5-4-4 calendar years with the same quarter and year-end dates as the National Retail Federation’s 4-5-4 calendar years. In the event Licensee desires to change its fiscal year calendar to a calendar year calendar, then it shall notify Licensor in writing and after Licensee’s receipt of such notice, Licensor and Licensee shall enter into a written amendment to this Agreement (to make such change on a prospective basis) to be signed by duly authorized representatives of both Licensee and Licensor in each instance.

(b)
Licensee shall have three (3) option(s) to renew the Agreement (“Renewal Option(s)”) on the terms set forth herein for consecutive period(s) of seven (7) years each, unless sooner terminated pursuant to the terms hereof (each, a “Renewal Term” numbered consecutively, e.g., Renewal Term 1, etc.), which Renewal Option(s) shall be exercised, if at all, by providing written notice to Licensor prior to the later of (i) eighteen (18) months before the end of the then-current Contract Period and (ii) July 31 of the penultimate Contract Year of the then-current Contract Period (as hereinafter defined) (such period being defined herein as the “Renewal Window(s)”), and which Renewal Option(s) may only be exercised and effective if and only if the Renewal Condition (as hereinafter defined) is met. In the event that Licensee effectively exercises a Renewal Option during the applicable Renewal Window but thereafter fails to satisfy the Renewal Condition, then at Licensor’s discretion, either: (A) the renewal of this Agreement shall be voided, and the Agreement shall expire upon the expiration of the then-current Contract Period; or (B) such failure to satisfy any such Renewal Conditions shall be waived and this Agreement shall continue in full force and effect into the Renewal Term on the terms set forth herein.

(c)
“Renewal Condition” shall mean Licensee has not materially breached this Agreement and failed to cure such breach within the applicable cure period set forth in Section 9(a)(i) of the Standard Terms (including as such cure period may be extended in accordance with the terms therein) after receiving written notice from Licensor of such breach, both at the time any given Renewal Option is exercised and throughout the remainder of the then-current Contract Period.

(d)
For purposes of the Agreement: (i) the Initial Term and each Renewal Term (if any) are hereinafter individually and collectively referred to as the “Term” and individually as a “Contract Period”; (ii) a “Contract Quarter” shall be defined as Licensee’s fiscal quarters (except that the first fiscal quarter of the Term shall mean the period starting on the Effective Date and ending on the end of Licensee’s then-current fiscal quarter); and (iii) for Renewal Terms (if any), each “Contract Year” included therein shall be defined as: each of Licensee’s fiscal years (except that the first Contract Year shall commence on the Effective Date and end at the end of Licensee’s 2027 fiscal year and the last Contract Year shall end on the applicable date of termination or expiration of the Agreement), and shall be numbered consecutively beginning with the first number after the last Contract Year during the immediately preceding Contract Period.

6.	Territory:
(a)
“Territory” shall be defined, individually and collectively, as Core Territory and Option Territory, unless specifically identified, as follows:

(i)
“Core Territory” shall be defined as: Canada and the United States of America (including its territories, possessions and Puerto Rico); and

(ii)
“Option Territory” shall be defined as: worldwide, subject to Section 1(d)(i) of the Standard Terms, and specifically excluding Core Territory, Cuba, Iran, Burma (Myanmar), Sudan, North Korea, Russia, and Syria.

(b)
New Agreement(s).

(i)
Notwithstanding anything to the contrary contained in the Agreement and subject to the Europe ROFO (as set forth in Section 6(c) of the Commercial Terms below), Licensee further acknowledges that during the Term, Licensor shall have the right to withdraw the rights granted (in whole or in part, in Licensor’s sole discretion) to Licensee in connection with any countries and/or geographic regions in the Option Territory, upon the provision of written notice to Licensee (“Withdrawal Notice”). For clarity, Licensee’s rights in the Europe ROFO Territory shall remain part of the Option Territory unless and until such rights are withdrawn by Licensor pursuant to this Section 6(b), subject to Licensee’s Europe ROFO set forth in Section 6(c) of the Commercial Terms.

(ii)
In the event Licensor issues any such Withdrawal Notice to Licensee, then effective on and as of the date of such Withdrawal Notice (“Territory Withdrawal Effective Date”), Licensor and Licensee each hereby acknowledge and agree that the rights granted to Licensee with respect to those countries and/or geographic regions in the Option Territory that is/are the subject of the Withdrawal Notice (each a “Removed Region”) shall terminate and immediately revert to Licensor, and Licensee shall cease any and all use of the Licensed Property in the Removed Regions, including but not limited to, sales of Licensed Products in any such Removed Region, subject to Licensee’s sell-off rights in Section 6(b)(iv) of the Commercial Terms below. Promptly after Licensee’s receipt of the Withdrawal Notice, Licensor and Licensee shall enter into a written amendment to this Agreement to be signed by duly authorized representatives of both Licensee and Licensor in each instance reducing the amount of the Minimum Net Sales and GMR thresholds hereunder by the Proportionate-NA-Reduction (as defined in Section 6(b)(iii) of the Commercial Terms below) commencing specifically with the Contract Year that follows after the Contract Year in which the Territory Withdrawal Effective Date occurred.

(iii)
As used herein, “Proportionate-NA-Reduction” shall be defined as: a percentage reduction of the GMR and Minimum Net Sales thresholds, calculated by dividing: (A) Licensee’s Net Sales of Licensed Products in the applicable Removed Region(s) withdrawn from this Agreement by Licensor during the twelve (12) month period prior to the date of Licensor’s Withdrawal Notice removing such Removed Region(s) from this Agreement; by (B) Licensee’s Net Sales of Licensed Products throughout the entire Territory (including the Removed Region(s)) during the twelve (12) month period prior to the date of Licensor’s Withdrawal Notice removing such Removed Region(s) from this Agreement.

(iv)
If Licensor actually withdraws any Removed Region from the Option Territory of this Agreement by sending a Withdrawal Notice, then Licensee shall have the limited, non-exclusive right for (A) a period of six (6) months following the Territory Withdrawal Effective Date with respect to sales to/through Approved Accounts (other than Retail Locations and the E-Commerce Websites) and (B) an indefinite period with respect to sales to/through Retail Locations and the E-Commerce Websites, in each case ((A) and (B)) solely to fulfill accepted and existing orders of Licensed Product(s) placed specifically for the Approved Accounts in such Removed Region, in each case, solely to the extent such orders of Licensed Products in the Removed Region were actually accepted and placed in the ordinary course of business on or before the Territory Withdrawal Effective Date.

(c)
Europe ROFO.

(i)
Notwithstanding Licensor’s withdrawal rights set forth in Section 6(b) of the Commercial Terms, if Licensor desires to withdraw all or any portion of the Europe ROFO Territory from the Option Territory pursuant to Section 6(b) of the Commercial Terms for the purpose of granting rights to a third party in such portion of the Europe ROFO Territory, and provided that Licensee is not then in breach of this Agreement beyond any applicable notice and cure period, then Licensee shall have the right of first offer to retain such portion of the Europe ROFO Territory as part of Licensee’s Core Territory or on such other terms as may be mutually agreed by Licensor and Licensee (the “Europe ROFO”).

(ii)
For purposes of this Agreement, “Europe ROFO Territory” shall mean the following countries, solely to the extent included in the Option Territory and not otherwise excluded from the Territory: Albania, Andorra, Austria, Armenia, Azerbaijan, Belarus, Belgium, Bosnia and Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Georgia, Germany, Greece, Hungary, Iceland, Ireland, Italy, Kosovo, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Moldova, Monaco, Montenegro, Netherlands, North Macedonia, Norway, Poland, Portugal, Romania, San Marino, Serbia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, Ukraine, the United Kingdom, and Vatican City.

(iii)
In the event Licensor desires to withdraw all or any portion of the Europe ROFO Territory from the Option Territory for the purpose described above, or is approached by a third party with respect to a new license agreement that would require Licensor to withdraw all or any portion of the Europe ROFO Territory from the Option Territory and grant such rights to such third party, then Licensor shall notify Licensee in writing of the same (the “Europe ROFO Notice”), which notice shall include the applicable commercial terms offered or otherwise proposed to Licensor with respect to such applicable portion of the Europe ROFO Territory.

(iv)
Within thirty (30) days from the date of Licensor’s Europe ROFO Notice sent pursuant to this Section 6(c) of the Commercial Terms, Licensee shall respond to Licensor in writing either: (A) Licensee’s agreement to all applicable commercial terms contained in the Europe ROFO Notice, other than de minimis modifications, for such applicable portion of the Europe ROFO Territory to be added to Licensee’s Core Territory or otherwise retained by Licensee on the terms set forth in the Europe ROFO Notice (“Europe Acceptance Notice”); or (B) with an express and detailed offer for Licensee to retain such applicable portion of the Europe ROFO Territory as part of Licensee’s Core Territory or otherwise on such terms as proposed by Licensee during the Term (“Europe Offer”).

(v)
The Parties hereby acknowledge that Licensee’s silence and/or Licensee’s failure to respond to a Europe ROFO Notice with a Europe Acceptance Notice or a Europe Offer within such thirty (30) day period shall be deemed Licensee’s waiver of the Europe ROFO with respect to the applicable portion of the Europe ROFO Territory described in the Europe ROFO Notice.

(vi)
In the event Licensor, in its reasonable and good faith judgment, does not accept Licensee’s Europe Offer, including if Licensor reasonably and in good faith rejects the terms of the offer proposed by Licensee, or in the event of Licensee’s waiver, then Licensor shall be free to withdraw such applicable portion of the Europe ROFO Territory from the Option Territory and enter into any agreement with one (1) or more third party(ies) for the promotion, sale, and distribution of the Licensed Products in such applicable portion of the Europe ROFO Territory as such third party’s territory during the Term, provided that, for clarity, in the event of any such actual withdrawal by Licensor of such applicable portion of the Europe ROFO Territory from the Option Territory, Licensee shall retain its sell-off rights as set forth in Section 6(b)(iv) of the Commercial Terms, effective as of the date of such actual withdrawal.

(vii)
In the event Licensee timely delivers the Europe Acceptance Notice or Licensor accepts Licensee’s Europe Offer, then all applicable terms and conditions relating to the same, including the addition of such applicable portion of the Europe ROFO Territory to Licensee’s Core Territory or such other treatment as the parties may mutually agree, shall be expressly set forth in a written amendment to this Agreement, signed by duly authorized representatives of both Licensor and Licensee.

7.	Scope:	(a) Subject to the terms and conditions of this Agreement, including Sections 7(b) and 21(a)(iii) of the Commercial Terms below and Licensor’s right to withdraw Option Products and Option

Territories and the Sports Reversion, and subject to the Trademark License-Back Agreement, by and between Licensor and Frozen Moments, LLC, dated as of the Effective Date (exclusive), and Trademark License-Back Agreement, by and between Licensor and Frozen Moments, LLC, dated as of the Effective Date (non-exclusive), as may be amended from time to time (but, for the avoidance of doubt, which shall not be amended to conflict with any of the ‘exclusive’ rights granted to Licensee hereunder) (individually and collectively, the “License Back Agreements”) and the rights granted to the counterparties thereto, Licensor shall not itself undertake (directly or indirectly through an affiliate of Licensor), and shall not enter into any agreement with or authorize any party (except Licensee) to undertake: (i) the distribution and sale of Products bearing the Licensed Property or Derivatives to be sold in the Territory during the Term of the Agreement; (ii) the operation of Licensed Property-branded or Derivatives-branded retail locations located in the Territory during the Term of the Agreement; (iii) the operation of the E-Commerce Website in the Territory during the Term of the Agreement; (iv) the operation of any e-commerce website, including any mobile variations thereof, that is in each case branded with the Licensed Property or Derivatives for the sale of Products into the Territory during the Term of the Agreement (but excluding, for the avoidance of doubt, e-commerce websites and mobile variations thereof that are branded with the Licensed Property or Derivatives but do not sell Products); (v) the use or license of the legally protectable elements of intellectual property contained within the Other IP Assets (excluding the Drake Publicity Rights) that are uniquely associated with the Licensed Property, for and in connection with the distribution and/or sale of Products not branded with the Licensed Property or Derivatives in the Territory during the Term; and/or (vi) the use or license of the Drake Publicity Rights for and in connection with the distribution or sale of Products in the Territory during the Term provided, however, that nothing in this Section 7(a)(vi) shall restrict or prohibit Drake or Lender (including, by way of example and not limitation, acting independently of Licensor and Licensor’s affiliates), including but not limited to, from using or licensing the Drake Publicity Rights in connection with any activities, products, or services that are within the scope of the carve-outs reserved by or for Drake under the Omnibus Agreement.

(b)
Notwithstanding anything to the contrary contained in the Agreement, Licensee hereby acknowledges and agrees that:

(i)
Licensor Collaboration Product(s). Notwithstanding the foregoing or anything contained in the Agreement to the contrary, Licensee hereby acknowledges that Licensor may license the OVO assets, including, without limitation, the Licensed Property and Derivatives (which license may also include Other IP Assets) in connection with co-branding / endorsement / collaboration projects and partnerships with third-party brands (e.g., OVO x DISNEY, etc.) (but expressly excluding collaborations for the sale of Products bearing the Licensed Property or Derivatives and Sport/Collegiate Materials in the Territory prior to any Sports Reversion and the Licensee Reserved Sports Accounts after any Sports Reversion (each as defined in Section 7(b)(iii)(B) of the Commercial Terms below)) (“Collaboration Rights”), and nothing contained herein shall prohibit Licensor from entering into one (1) or more agreements with any third parties (“Licensor Collaboration Partner(s)”) for the Collaboration Rights (including for the non-exclusive use of any and all Collaboration Rights on Products in the Territory), provided, however, any such Collaboration Rights granted by Licensor to its Licensor Collaboration Partners shall be subject to any rights in Licensed Property, Derivatives, or Other IP Assets granted to third parties under the Existing Licensee Collaborations, and any Approved agreements with Licensee Collaboration Partners entered into after the Effective Date, and further provided that in the event that Licensor, in its sole and absolute discretion, desires to exploit the Collaboration Rights with Licensor Collaboration Partners on Products (“Licensor Collaboration Products”) to be sold during the Term in the Territory then:

(A) upon Licensee’s reasonable request to Licensor (it being understood and agreed that such requests need not be in writing and may be made via email, telephone call, and/or in person meeting), and subject to any applicable confidentiality obligations (e.g., any set forth in the agreement(s) between Licensor and the applicable Licensor

Collaboration Partner(s)), Licensor shall use its commercially reasonable efforts to keep Licensee reasonably informed in advance of proposed arrangements for Licensor Collaboration Products, including as part of go-forward calendar review for the OVO brand during regular meetings between Licensee and Licensor;

(B) Licensor shall use commercially reasonable efforts to introduce Licensee to the Licensor Collaboration Partner(s) so that Licensee can purchase the Licensor Collaboration Products from the Licensor Collaboration Partner for Licensee’s subsequent sale of the Licensor Collaboration Products to/through the Approved Accounts located in the Territory during the Term, it being expressly understood and agreed that: (I) Licensee shall be required to account for and pay the Royalty(ies) in connection with any and all sales of Licensor Collaboration Products (other than Excluded Products) to/through the Approved Accounts, which shall be paid in accordance with Section 13 of the Commercial Terms; (II) the Royalty(ies) payable to Licensor in connection with any and all sales of Licensor Collaboration Products (other than Excluded Products) sold by Licensee to/through the Approved Accounts shall be applied towards the recoupment of the GMR for the applicable Contract Year of the Term under the Agreement; (III) any Net Sales attributable to sales of Licensor Collaboration Products to/through the Approved Accounts (if any) shall apply towards the Minimum Net Sales thresholds for the applicable Contract Year of the Term under the Agreement; and (IV) the terms of Section 4(c) of the Commercial Terms will apply to Licensee’s purchase of Licensor Collaboration Products from Licensor Collaboration Partners;

(C) the Collaboration Rights granted to the Licensor Collaboration Partner for Licensor Collaboration Products in the Territory will be granted on a non-exclusive basis, and any Licensor Collaboration Products sold by Licensor or its Licensor Collaboration Partner in the Territory will be sold in limited quantities and for a limited duration;

(D) provided that Licensee (I) is not otherwise in breach of this Agreement (subject to applicable notice and cure periods), and (II) can offer competitive pricing and quality for the applicable Licensor Collaboration Products, then Licensor shall use Licensor’s commercially reasonable efforts to recommend Licensee as the supplier and/or manufacturer for the Licensor Collaboration Products to be sold in the Territory during the Term, it being understood that any failure to recommend Licensee’s sourcing services and any failure by any Licensor Collaboration Partner to use or accept Licensee’s sourcing services for the Licensor Collaboration Products shall not be deemed a breach of this Agreement by Licensor;

(E) notwithstanding the foregoing, in the event that Licensor, any Licensor Collaboration Partner, or any other Licensor Party requests support from Licensee in connection with (as applicable) the Licensor Collaboration Products or other Products covered by the applicable license with the Licensor Party (including, without limitation, marketing support, retail activation, sourcing, manufacturing, or other operational services), other than facilitating sale from Licensee’s suppliers or providing Know-How (which are governed by Section 7(d) of the Commercial Terms), and Licensee (in its sole discretion) agrees to provide such support, then Licensee and Licensor and/or the Licensor Collaboration Partner or other applicable Licensor Party may enter into a mutually acceptable separate written agreement governing such support and any applicable compensation to be provided to Licensee therefor; and

(F) notwithstanding anything to the contrary herein, to the extent any Licensor Collaboration Partner or other Licensor Party (but in each case, excluding the counterparties under the License Back Agreements or any sublicensees thereof) sources the Licensor Collaboration Products or other applicable Products bearing the Licensed Property or Derivatives from Licensee at a price less than or equal to Licensee’s FOB cost plus a seventeen and one half percent (17.5%) markup, (I) Licensee will not be required to pay Royalties in connection with any and all sales of such Licensor Collaboration Products or other Products bearing the Licensed Property or Derivatives to such Licensor Collaboration Partner or Licensor Party; and (II) such sales shall not apply towards the Minimum Net Sales thresholds for the applicable Contract Year of the Term under the Agreement.

(ii)
ASI Agreement; ASI Articles. Licensee hereby acknowledges that Licensor shall have the right to enter into new license agreement(s) (“ASI Agreement”) with a third party(ies) (“ASI Partner(s)”) for the manufacture, distribution, sale, and exploitation of Licensed Property or Derivative branded merchandise and/or Products (individually and collectively, “ASI Articles”) to be sold in the Territory during the Term solely to or through the ASI Channels (as defined below), and solely in connection with products that the ASI Partner or such ASI Channels will subsequently decorate, modify, or otherwise permit the modification or decoration of, the ASI Articles with or using certain third party materials (e.g., name, logo, trademarks, indicia) (“Decorated ASI Articles”) (e.g., resulting in Decorated ASI Articles which may be the same or similar to certain Licensed Products produced by Licensee hereunder). For purposes of this Agreement, “ASI Channels” means the following: (A) third party businesses in the advertising specialty and promotional products industry engaged in the production, distribution, sale, and exploitation of customizable promotional apparel, merchandise, and accessories to end consumers for personal use; (B) third party businesses and/or retailers engaged in the production of custom or customizable recreational team and club uniforms, apparel, and accessories for recreational teams and recreational clubs; (C) third party businesses engaged in the hospitality, tourism, and industrial uniform industry(ies) (e.g., resorts, hotels, golf clubs, country clubs, airlines, banks, hospitals, industrial uniform companies such as: Cintas, Unifirst, etc.), which sell, lease, or otherwise make use of decorated uniforms, apparel, and accessories for employee uniforms and/or customized apparel and accessories for end users that are patrons, guests, members, and/or prospective members of such third party companies or businesses; (D) third party businesses and/or retailers engaged in the production and sale of custom specialized apparel, merchandise, and accessories to end users; and (E) third party businesses and retailers engaged in the production, supply, and sale of custom decorated apparel, merchandise, and accessories for the purpose of reselling the same to end users as an ancillary complement to their primary, non-apparel based business (e.g., custom 'Land Rover' decorated apparel products available for purchase or gifting in a Land Rover dealership, etc.). Accordingly, the Parties each hereby acknowledge and agree that: (I) the ASI Agreement(s) (including any renewals or successor agreements thereto) and the activities contemplated thereunder in connection with the manufacture, distribution, sale, and exploitation of ASI Articles and/or Decorated ASI Articles (which may be the same or similar to certain Licensed Products produced hereunder) solely to/through the ASI Channels (which may be the same or similar to certain customers of Licensee hereunder) and solely for products that will ultimately be Decorated ASI Articles during the Term in the Territory, shall not be deemed a breach of this Agreement by Licensor, nor of any exclusive rights granted to Licensee hereunder; provided that, the ASI Agreement shall not authorize the ASI Articles or Decorated ASI Articles to be sold through any channels that ultimately offer such ASI Articles or Decorated ASI Articles to Approved Accounts; and (II) during the Term prior to (but not after) any Sports Reversion, and subject to the Licensee Reserved Sports Accounts after any Sports Reversion (each as defined in Section 7(b)(iii)(B) of the Commercial Terms below) Licensor will not itself (directly or indirectly through an affiliate of Licensor), and shall not enter into any agreement with or authorize any ASI Partner or any other party (except Licensee) to sell Products that are co-branded with the Licensed Property or Derivatives and trademarks/logos/indicia owned by: (aa) semi-professional or professional sports teams and sports leagues (and events relating to the foregoing sports teams and leagues); (bb) universities and colleges (and events relating to the foregoing universities and colleges);

or (cc) university and collegiate sports teams and clubs (individually and collectively “Sport/Collegiate Materials”), in each case, in the Territory during the Term (such co-branded Products, “Sports Licensed Products”). For purposes of clarification and the avoidance of doubt, the distribution and sale of Decorated ASI Articles by an ASI Partner or ASI Channel in violation of this Section 7(b)(ii) of the Commercial Terms of the Agreement and in breach of the applicable ASI Agreement with Licensor (e.g., distribution or sale of Decorated ASI Articles outside of the ASI Channels; distribution or sale of on-court, performance, authentic, and/or replica applicable sports team uniforms or sports team jerseys prior to any Sports Reversion; distribution or sale of Decorated ASI Articles or ASI Articles bearing Sport/Collegiate Materials prior to any Sports Reversion or to/through Licensee Reserved Sports Accounts after any Sports Reversion) shall not be deemed a breach or failure of Licensor in connection with this Agreement by Licensor provided that Licensor has not authorized such activity (whether in the ASI Agreement or otherwise); provided, however, if Licensor learns or otherwise becomes aware of an ASI Partner or ASI Channel distributing and selling Decorated ASI Articles outside the scope of the ASI Channels in contravention of the requirements of this Section 7(b)(ii) of the Commercial Terms of the Agreement and in breach of the applicable ASI Agreement with Licensor ("Offending ASI Channel"), then Licensor shall use commercially reasonable efforts to notify and provide the applicable ASI Partner distributing and selling the Decorated ASI Articles to/through such Offending ASI Channel written notice to require the ASI Partner and the Offending ASI Channel to immediately cease such activity and remedy the same, including, but not limited to, by ceasing further sales of ASI Articles or Decorated ASI Articles to the applicable Offending ASI Channel that continues to not follow the requirements provided for in this Section 7(b)(ii) of the Commercial Terms.

(iii)
Sports Licensed Products; Procedure for Sports Reversion.

(A)
For clarity, subject to the Sports Reversion, the Parties agree that opportunities for distributing and selling Sports Licensed Products in the Territory are reserved to Licensee during the Term. For the avoidance of doubt, any Licensor Approved arrangements for Licensee to manufacture, distribute, sell, or exploit any Sports Licensed Products under this Agreement will be deemed to be agreements with Licensee Collaboration Partners for Licensee Collaboration Products. For further avoidance of doubt, notwithstanding anything to the contrary contained in this Agreement, Licensee acknowledges and agrees that (I) Licensor is not the owner of the Sport/Collegiate Materials, (II) Licensor is not granting Licensee any direct license or rights to use or otherwise exploit any Sport/Collegiate Materials, and (III) Sport/Collegiate Materials are Third-Party Materials for purposes of this Agreement.

(B)
The Parties hereby acknowledge and agree that Licensor shall have the right, at any time after the one (1) year anniversary of the Effective Date, to remove Sports Licensed Product(s) from this Agreement, upon written notice to Licensee (“Sports Notice”). After the date that Licensor issues such Sports Notice to Licensee (“Sports Withdrawal Effective Date”), all rights in and to such Sports Licensed Product(s) shall revert to Licensor (the “Sports Reversion”), subject to the Licensee’s sell-off rights in Section 7(b)(iii)(C) of the Commercial Terms (such withdrawn Sports Licensed Products shall be defined herein as the “Withdrawn SPs”). Notwithstanding the foregoing, in the event of a Sports Reversion, Licensee shall maintain at all times during the Term, the right to manufacture, sell, and distribute Sports Licensed Products in the Territory solely to/through (I) accounts that are equivalent to or in a higher-end tier than Macy’s (and, as a limited exception to the foregoing, Bloomingdale’s Outlet, Nordstrom Rack, Macy’s Backstage, and Saks Off 5th), and (II) the E-Commerce Website, Retail Locations, and Fanatics (including professional and collegiate sports league-branded retail operated by Fanatics) but in each case excluding (aa) any and all clubs and mass accounts (e.g., Costco, Sam’s, BJ’s, Walmart, Target, etc.), and (bb) [***] (items (I) and (II) excluding items (aa) and (bb) are “Licensee Reserved Sports Accounts”). Subject to the License Back Agreements and Section 21(a)(iii) of the Commercial Terms, Licensor shall not itself undertake

(directly or indirectly through an affiliate of Licensor), and shall not authorize (e.g., by entering into an agreement with) any party (except Licensee) to undertake the sale and distribution of Sports Licensed Products in the Territory during the Term (x) prior to the Sports Withdrawal Effective Date, or (y) following the Sports Withdrawal Effective Date to/through the Licensee Reserved Sports Accounts; provided, however, that prior to the Sports Withdrawal Effective Date, Licensor may enter into an agreement with any party for the sale and distribution of Sports Licensed Products to take effect following the Sports Withdrawal Effective Date (other than to/through the Licensee Reserved Sports Accounts). For the avoidance of doubt, in the event there is a Sports Reversion and Licensor (or any of its affiliates) enters into any agreement or other arrangement for any Sports Licensed Products with any Fanatics Companies, nothing in this Agreement shall restrict Licensor or the Fanatics Companies from selling and distributing Sports Licensed Products to/through the Fanatics Channels (or any other channels, except the Licensee Reserved Sports Accounts) in the Territory.

(C)
If Licensor actually withdraws any Withdrawn SPs from the rights granted to Licensee hereunder by sending a Sports Notice, then in addition to the retained distribution rights for Licensee Reserved Sports Accounts described in Section 7(b)(iii)(B) above, Licensee shall have the limited, non-exclusive right for (I) a period of [***] following the Sports Withdrawal Effective Date with respect to sales to/through those Approved Accounts where the Withdrawn SPs were permitted to be sold (other than Retail Locations and the E-Commerce Websites), and (II) [***] with respect to sales to/through Retail Locations and the E-Commerce Websites, in each case ((I) and (II)) solely to fulfill accepted and existing orders of the applicable Sports Licensed Product(s) specified in the Sports Notice in the Territory to/through such Approved Accounts, in each case, solely to the extent such orders of Sports Licensed Products were actually accepted and placed in the ordinary course of business on or before the Sports Withdrawal Effective Date.

(iv)
Excluded Concert Merch. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, Section 7(a) of the Commercial Terms), Licensee hereby acknowledges and agrees that, except as may be expressly agreed upon by the Parties in a written amendment to this Agreement, to be signed by duly authorized representatives of both Licensor and Licensee and exchanged between them, and subject to Drake’s prior written approval in each instance: (A) the Products and Licensed Products hereunder specifically exclude any and all products bearing the Licensed Property, any Derivatives, Other IP Assets, and/or the OVO brand (which may be the same as or substantially similar to the Licensed Products) that are designed, manufactured, produced, and/or distributed and otherwise advertised, marketed, or promoted specifically for sale solely onsite at, or on a separate e-commerce website dedicated to, specific concert tours, music festivals, and/or live music entertainment events in which Drake is performing or is otherwise involved in organizing or producing (collectively, “Drake Tours and Festivals Channel”) and that bear a reference to the particular concert, tour, date, festival, or event (collectively, “Excluded Concert Merch”); (B) Excluded Concert Merch shall not be deemed Products or Licensed Products for any purpose under this Agreement, and Licensee shall have no rights whatsoever with respect to the design, manufacture, distribution, sale, advertising, marketing, promotion, or other exploitation of Excluded Concert Merch; and (C) during the Term, Licensor and/or Licensor’s third-party licensee(s), partner(s) and/or Supplier(s) shall have the right to design, manufacture, distribute, sell, market, advertise, promote, and otherwise exploit Excluded Concert Merch in the Territory and throughout the world to/through the Drake Tours and Festivals Channel and/or any other account(s) (but expressly excluding accounts in Licensee’s Distribution Channels), and such activity shall not be deemed a breach of this Agreement by Licensor to the extent Licensor has complied with its obligations in Section 8(h) of the Commercial Terms of this Agreement.

(c)
Licensee Collaboration Products. Notwithstanding the foregoing or anything contained in the Agreement to the contrary, subject to the terms and conditions of this Agreement, including

Licensor’s right to withdraw Option Products and Option Territories, Licensee may, on a non-exclusive basis, design, manufacture, distribute, sell and promote Licensed Products in accordance with the terms and conditions of this Agreement that are co-branded with the Licensed Property and one or more trademarks other than the Licensed Property as part of co-branding / endorsement / collaboration projects and partnerships with third-party brands (the “Licensee Collaboration Products”) pursuant to agreements between Licensee and such third parties (“Licensee Collaboration Partners”); provided, however, that any and all such Licensee Collaboration Products shall be subject to, and shall otherwise comply with, the terms and conditions of this Agreement, including by way of example and not limitation, any and all of Licensor’s approval rights under this Agreement. Notwithstanding the foregoing, any Licensee Collaboration Products and any co-branding / endorsement / collaboration agreements with third parties involving the use of the Licensed Property that were in place as of or prior to the Effective Date (including any such agreements entered into by the Companies and their Subsidiaries (each as defined in the Purchase Agreement) as of or prior to the Closing (“Existing Licensee Collaborations”)), and the potential collaborations that are currently being negotiated as of the Effective Date with the counterparties set forth on Schedule F, attached hereto and incorporated herein by reference, shall be deemed pre-approved by Licensor, subject to Licensee’s continued compliance with the terms and conditions of this Agreement.

(d)
Sales Facilitation; Provision of Know-How.

(i)
During the Term, Licensee hereby agrees to facilitate the sale of those Licensed Manufactured Products from Licensee’s suppliers to Licensor’s third party licensees / partners (collectively, “Licensor Party(ies)”) for distribution and sale outside of the Territory at a price equal to: (A) the actual freight on board manufacturing cost for each Licensed Manufactured Product (“FOB Cost”); plus (B) a specified percentage fee equal to [***] for each Licensed Manufactured Product to be paid by such Licensor Party(ies) to Licensee (“Commission” and collectively with FOB Cost, the “Favorable Price”). In its capacity to facilitate the sale of Licensed Manufactured Products to/through Licensor Party(ies) at the Favorable Price, Licensee agrees, in consultation with Licensor, to use commercially reasonable efforts during the Term to: (I) provide general support services regarding the Licensed Manufactured Products to be purchased by the Licensor Party(ies) for purposes of establishing optimal practices and efficiencies regarding the business to be conducted in connection with the Licensed Manufactured Products as contemplated hereunder, and (II) reasonably designating certain personnel to generally manage day-to-day communications and business matters with certain Licensor Party(ies) to the extent Licensee facilitates the sale of Licensed Manufactured Products to such Licensor Party(ies) at the Favorable Price. For the avoidance of doubt, the FOB Cost will be paid directly by the Licensor Party(ies) to the supplier for such Licensed Manufactured Products with no assumption of credit risk or other liability by Licensee and the Commission will be paid directly to Licensee.

(ii)
Without limiting Section 7(d)(i) of the Commercial Terms of the Agreement above, Licensee acknowledges and agrees that during the Term, there may be certain cost prohibitive circumstances (e.g., import duties, etc.) and/or other scenarios, whereby certain Licensor Party(ies) may be unable to and/or otherwise may not desire to purchase Licensed Manufactured Products directly from or through Licensee’s suppliers. Accordingly, Licensee shall be required to provide and deliver to each applicable Licensor Party(ies), commercially reasonable quantities of Product-based know-how relating specifically to the production and manufacture of Licensed Manufactured Product(s), including, without limitation, tech packs, designs, patterns, information concerning research/development/design/fabrication services, information concerning sourcing/buying services, and product(s) know-how services, in each case, for product(s) which are the same or substantially similar to the Licensed Manufactured Product(s) sold by or on behalf of Licensee (collectively, the “Know-How”), which may be utilized by the applicable Licensor Party(ies) to itself produce, manufacture, and otherwise source the Licensed Manufactured Products for distribution and sale outside of the Territory.

Licensee shall be entitled to receive a specified fee payable directly from the applicable Licensor Party(ies) to whom Licensee provides such Know-How at a price equal to: (A) Licensee’s actual cost of the Know-How actually provided to the Licensor Party(ies) (“Actual KH-Cost”); plus (B) a specified percentage fee equal [***] of the Licensed Manufactured Products manufactured and sold using the Know-How (“Know-How-Fee”), which Know-How-Fee shall be negotiated directly between Licensee and the applicable Licensor Party and may be set forth in the applicable Services Agreement (as hereinafter defined) to be entered into directly by Licensee and the applicable Licensor Party, in each instance.

(iii)
In the event that Licensee reasonably determines that (A) [***] then in either case ((A) or (B)), upon Licensee’s request, the Parties will meet and discuss in good faith potential solutions to address [***].

(iv)
Licensee further acknowledges and agrees that, it will be required to enter into a separate written agreement(s) (“Services Agreement(s)”) with all Licensor Party(ies) in connection with: (A) any and all assistance provided by Licensee to Licensor Party(ies) to facilitate sales of Licensed Manufactured Products from Licensee’s suppliers to Licensor Party(ies) and for the Commission payable to Licensee in connection therewith; and/or (B) any and all Know-How to be provided or delivered to the Licensor Party(ies) and for the Actual KH-Cost plus Know-How Fee payable to Licensee in connection therewith. Licensee acknowledges that it shall contract directly with any and all Licensor Party(ies) for any and all aspects and all matters relating to the Services Agreements, including, but not limited to, the Commission, Know-How, and the Know-How-Fee. Licensee acknowledges that Licensor shall not be liable or responsible in any event in connection with any of Licensee’s dealings with Licensor Party(ies). In the event of any dispute between or among Licensee and any Licensor Party regarding any Services Agreement, then upon receipt of Licensee’s written request, Licensor may, but shall have no obligation, to attempt to mediate any such dispute in order to help facilitate a resolution. The Services Agreement may include provisions to the effect that (I) the Licensor Party will pay suppliers for Licensed Manufactured Products and Licensee for the Commission, Know-How-Fee, and Actual KH-Cost, (II) [***], and (III) the Licensor Party will be solely responsible for meeting import, export, labeling, and other compliance obligations arising under the Laws of the jurisdiction in which it operates or distributes Licensed Manufactured Products. Licensor and Licensee each hereby acknowledge and agree, that any and all terms and/or negotiations relating to the Services Agreements shall be handled and negotiated directly between Licensee and Licensor Party in each instance, and Licensor shall incur no liability of any kind in connection therewith. In addition, as between Licensor and Licensee, Licensee shall be responsible for ensuring that each Services Agreement includes the procedures, terms, and conditions, pursuant to which: (aa) Licensee will facilitate the sale of the Licensed Manufactured Products from Licensee’s suppliers to the Licensor Party(ies) in return for receiving the Commission on such sales; and (bb) Licensee will provide and deliver the Know-How to the Licensor Party(ies) in exchange for the Know-How-Fee and Actual KH-Cost. The Parties agree [***] under a Services Agreement.

8.	Distribution Channels & Approved Accounts:
(a)
Licensee shall be permitted to sell the Licensed Products solely to/through the accounts (collectively, the “Approved Accounts”) for each distribution channel (collectively, the “Distribution Channels”) set forth on Schedule B, which is attached hereto and incorporated herein by reference. In the event Licensee wishes to sell the Licensed Products to/through any accounts not included within the Approved Accounts, then Licensee shall submit the same to Licensor for Licensor’s prior written Approval in each instance.

(b)
In the event that Licensor, using Licensor’s good faith, commercially reasonable judgment, believes that an Approved Account (excluding Retail Locations and E-Commerce Websites) and previously identified within any particular Distribution Channel, as set forth on Schedule B, is no longer consistent with the brand positioning for the Licensed Property (e.g., as a result of a material reduction in quality since the Approved Account was initially approved), Licensor shall have the right, in Licensor’s reasonable discretion, upon written notice to

Licensee (“Removal Notice”), to: (i) remove such Approved Account from the Distribution Channels and/or any Approved Marketplace Distributor (as defined in Section 8(g)(iv) of the Commercial Terms of the Agreement below) completely, or (ii) re-assign such Approved Account to a different Distribution Channel; [***].

(c)
If Licensor removes any Approved Account or an Approved Marketplace Distributor pursuant to Section 8(b) of the Commercial Terms (“Removed Account”), then Licensee shall have the limited, non-exclusive right for a period of [***] following the date of the Removal Notice (the date of the Removal Notice is the “Removal Effective Date”), to fulfill accepted and existing orders of Licensed Products to/through such Removed Account to the extent such orders of Licensed Products were actually accepted and placed in the ordinary course of business on or before the Removal Effective Date.

(d)
Promptly after Licensee’s receipt of a Removal Notice, to the extent that the applicable Removed Account together with any prior Removed Accounts for which no prior [***] that, taken together in the aggregate, constitute [***] before the date of the Removal Notice, Licensor and Licensee shall enter into a written amendment to this Agreement to be signed by duly authorized representatives of both Licensee and Licensor in each instance [***] commencing specifically with the Contract Year immediately following the Contract Year in which the Removal Effective Date occurred.

(e)
As used herein, [***]

(f)
To the extent Licensee sells any Licensed Products to/through any e-commerce website for an Approved Account (which, for the avoidance of doubt, include both the Owned E-Commerce Distribution Channel and the e-commerce websites for other Distribution Channels and Approved Accounts, if any) (“E-Commerce Site(s)”): (i) Licensee shall not, nor shall Licensee permit others (including any Approved Account) to, ship Licensed Products outside of the Territory; and (ii) Licensee shall use commercially reasonable efforts to require a statement on any third-party E-Commerce Site stating that Licensed Products can only be shipped to customers located within the Territory.

(g)
Marketplace Restrictions.

(i)
For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, subject to Section 8(g)(ii) of the Commercial Terms below, the inclusion of any retailer or website as an Approved Account under this Agreement (including, without limitation, as part of the ‘E-Commerce Wholesale’ Distribution Channel and permitted E-Commerce Sites for Approved Accounts) shall not be construed as granting to Licensee any right to sell Licensed Products directly to end consumers to or through any online or e-commerce marketplace that is owned, operated, affiliated with, or otherwise related to such retailer or website (“Excluded Marketplace(s)”). This exclusion applies even where such Excluded Marketplace is accessible to end consumers via the same URL, domain, or digital environment as the Approved Account’s E-Commerce Site.

(ii)
Any and all online or e-commerce marketplaces are expressly excluded from the definition of Approved Accounts unless and to the extent that a specific online or e-commerce marketplace is expressly identified on Schedule B of this Agreement as an Approved Account within the ‘E-Commerce Marketplace’ Distribution Channel (“Approved Marketplace Account”). For the avoidance of doubt, Licensee shall have no right to sell Licensed Products to/through any online or e-commerce marketplace that is not an Approved Marketplace Account, and all online or e-commerce marketplaces that are not Approved Marketplace Accounts shall be deemed Excluded Marketplaces.

(iii)
In the event Licensee sells any Licensed Products directly to end consumers to/through any Approved Marketplace Accounts, then such sales shall be deemed Net Retail Sales under this Agreement.

(iv)
Notwithstanding anything contained in the Agreement to the contrary, to the extent that Licensee desires to utilize a third party (e.g., Pattern Inc.) to distribute the Licensed Products to/through any Approved Marketplace Account, then Licensee may only utilize those third-party(ies) that have been expressly Approved in writing by Licensor for such purpose (“Approved Marketplace Distributor(s)”). Licensee acknowledges and agrees that (A) Licensor’s approval of Approved Marketplace Distributors is solely and specifically for the purpose of purchasing Licensed Products from Licensee on a wholesale basis and selling such Licensed Products directly to end consumers solely to/through the applicable Approved Marketplace Account in the Territory during the Term; (B) any and all sales of Licensed Products by Licensee to Approved Marketplace Distributors shall be deemed Net Wholesale Sales under this Agreement; (C) Licensor shall not be liable or responsible in any event in connection with any of Licensee’s dealings with any Approved Marketplace Distributors, by reason of Licensor providing or not providing any such approval, which approval shall be in Licensor’s sole discretion; it being expressly understood that any such failure to approve any potential Approved Marketplace Distributors shall not be deemed a breach of the Agreement by Licensor; (D) Approved Marketplace Distributors shall be deemed to be Sub-Contractors under the Agreement; and (E) Licensor and/or its affiliates may have and/or in the future enter into referral, marketing, or similar commercial relationships with one or more Approved Marketplace Distributor(s) and/or Approved Marketplace Account and may receive compensation, including referral fees and other consideration, from such third parties and/or related entities, and Licensee hereby consents to and waives any and all claims and objections relating to the same.

(h) Concert Merch ROFO. During the Term, and provided that Licensee is not in breach of this Agreement beyond any applicable notice and cure period, and solely to the extent that Licensor has the applicable rights (whether under the Omnibus Agreement or otherwise) to grant to Licensee the right to distribute and/or sell Excluded Concert Merch to/through the Drake Tours and Festivals Channel, Licensee shall have a right of first offer, on a concert-by-concert, tour-by-tour, and event-by-event basis, to distribute and/or sell Excluded Concert Merch (as defined in Section 7(b)(iv) of the Commercial Terms of the Agreement above) to/through the Drake Tours and Festivals Channel in the Territory (the “Concert Merch ROFO”). For the avoidance of doubt, to the extent Licensor does not have the applicable rights to grant to Licensee the right to distribute and/or sell Excluded Concert Merch to/through the Drake Tours and Festivals Channel with respect to any particular concert(s), tour(s), festival(s), and/or live music entertainment event(s), Licensor shall have no obligation to notify Licensee thereof and the Concert Merch ROFO shall not apply with respect to such concert(s), tour(s), music festival(s), and/or live music entertainment event(s). In the event that Licensor wishes to enter into a new license agreement, or is approached by a third party, for the distribution and/or sale of Excluded Concert Merch to/through the Drake Tours and Festivals Channel in the Territory during the Term, then Licensor shall notify Licensee in writing of the same (the “Concert Merch ROFO Notice”), which notice shall: (i) identify the specific concert(s), tour(s), festival(s), and/or live music entertainment event(s) at issue (including, to the extent known, the applicable dates, venues, and/or geographic locations thereof), and (ii) include the applicable commercial terms (e.g., the amount of guaranteed minimum royalty thresholds, the amount of minimum net sales thresholds, etc.) offered or otherwise proposed to Licensor by the applicable third party or (if there is no third party involved) proposed by Licensor to Licensee with respect to the applicable opportunity. Within [***] of its receipt of the Concert Merch ROFO Notice from Licensor, Licensee shall respond to Licensor in writing with either: (A) Licensee’s agreement to all applicable commercial terms contained in the Concert Merch ROFO Notice (a “Concert Merch Acceptance Notice”); or (B) an express and detailed offer for Licensee’s potential distribution and/or sale of Excluded Concert Merch to/through the Drake Tours and Festivals Channel with respect to the specific event(s) identified in the Concert Merch ROFO Notice, which offer shall include the applicable commercial terms (e.g., the amount of guaranteed minimum royalty thresholds, the amount of minimum net sales thresholds, etc.) offered to Licensor (a “Concert Merch Offer”). The Parties hereby acknowledge that Licensee’s silence and/or Licensee’s failure to respond to a Concert Merch ROFO Notice with a Concert Merch Acceptance Notice or Concert Merch Offer within such [***] shall be deemed Licensee’s waiver of the Concert Merch ROFO with respect to the specific concert(s), tour(s), festival(s), and/or live music entertainment event(s) covered by the applicable Concert Merch ROFO Notice. For clarity, the Concert Merch ROFO shall continue to apply to future applicable opportunities during the Term regardless of whether or not Licensee responds to any prior Concert Merch ROFO Notice. In the event Licensor, in its sole discretion, does not accept Licensee’s Concert Merch Offer (i.e., Licensor rejects the terms of the offer proposed by Licensee), or in the event of Licensee’s waiver, then Licensor shall be free to enter into any agreement with a third party(ies) for the distribution and/or sale of Excluded Concert Merch to/through the Drake Tours and Festivals Channel during the Term with respect to the specific concert(s), tour(s), music festival(s), and/or live music entertainment event(s) covered by the applicable Concert Merch ROFO Notice. In the event Licensee timely delivers the Concert Merch Acceptance Notice or Licensor accepts Licensee’s Concert Merch Offer regarding the distribution and/or sale of Excluded Concert Merch to/through the Drake Tours and Festivals Channel, then all applicable commercial terms and conditions relating thereto (including, without limitation, the specific concert(s), tour(s), music festival(s), and/or live music entertainment event(s) to which such terms apply) shall be expressly set forth in a written amendment to this Agreement, to be signed by duly authorized representatives of both Licensor and Licensee and exchanged between them, which amendment shall be limited in scope to the specific concert(s), tour(s), music festival(s), and/or live music entertainment event(s) identified in the applicable Concert Merch ROFO Notice.

(i) Drake Tours and Festivals Channel. During the Term, and provided that Licensee is not in breach of this Agreement beyond any applicable notice and cure period, and solely to the extent that Licensor has the applicable rights (whether under the Omnibus Agreement or otherwise) to facilitate the distribution and/or sale of Licensed Products to/through the Drake Tours and Festivals Channel, Licensor, where reasonably practical and appropriate (as determined by Licensor in its sole discretion) shall endeavor to facilitate opportunities for Licensee to distribute and/or sell Licensed Products (but, for the avoidance of doubt, excluding Excluded Concert Merch, as defined in Section 7(b)(iv) of the Commercial Terms of the Agreement above) to/through the Drake Tours and Festivals Channel in the Territory; provided that the terms of Licensee’s distribution and/or sale of Licensed Products to/through such Drake Tours and Festivals Channel in the Territory shall be subject to a separate agreement(s) to be negotiated between Licensee and the applicable party(ies) managing such distribution channel. In the event Licensee is authorized under the terms of this Agreement to sell Licensed Products to/through the Drake Tours and Festivals Channel, the Parties will add the applicable channel as an Approved Retail Location or Approved Account hereunder (as applicable, depending on whether or not Licensee is selling directly to end consumers and whether such point of sale is branded with the Licensed Property) in each case, solely to the extent Licensee is so authorized by Licensor. For the avoidance of doubt, to the extent Licensor does not have the applicable rights to facilitate the distribution and/or sale of Licensed Products to/through the Drake Tours and Festivals Channel with respect to any particular concert(s), tour(s), music festival(s), and/or live music entertainment event(s), Licensor shall have no obligation to notify Licensee thereof and no obligation to facilitate such opportunities.

9.	Retail Rights:
(a)
The retail rights granted to Licensee in this Section 9 of the Commercial Terms shall be collectively defined as part of the “Retail Rights”. Licensee hereby acknowledges that all terms, definitions and provisions set forth in Sections 1 through 7 of the Commercial Terms above shall apply to the Retail Rights granted to Licensee hereunder.

(b)
For purposes of this Agreement, the “Retail Locations” shall be defined, individually and collectively, as the Retail Stores, Shop-In-Shops, and Pop-Up-Shops, unless specifically identified:

(i)
“Retail Store(s)” shall be defined as: ‘OVO’ or ‘OCTOBER’S VERY OWN’ Licensed Property-branded, free standing brick and mortar full price and outlet retail stores located in the Territory, which are owned, opened or otherwise operated by Licensee or Affiliate Operators in accordance with the terms and conditions of this Agreement;

(ii)
“Shop-In-Shop(s)” shall be defined as: ‘OVO’ or ‘OCTOBER’S VERY OWN’ Licensed Property-branded retail concession locations within department stores, malls or other retail stores in the Territory, in each case, owned, opened or operated by Licensee or Affiliate Operators in accordance with the terms and conditions of this Agreement; and

(iii)
“Pop-Up-Shop(s)” shall be defined as: ‘OVO’ or ‘OCTOBER’S VERY OWN’ Licensed Property-branded retail sales location(s) within: department stores, malls or other retail stores in the Territory, which are owned, opened or operated by Licensee or Affiliate Operators for a limited duration and/or specialized sales event for a collection of Licensed Products in accordance with the terms and conditions of this Agreement.

(c)
Retail Locations. Subject to the terms and conditions of this Agreement, Licensee shall have the right to: (i) maintain those existing Retail Locations in the Territory in a manner materially consistent with the operation of the same prior to the Effective Date hereof (which Licensor hereby Approves); and (ii) open and operate Retail Locations in the Territory and to sell solely the Licensed Products and Authorized Ancillary OVO Articles (as Approved by Licensor) (and, as applicable, Approved third party products) therefrom in a manner that is materially consistent with the opening and operation of Retail Locations in the Territory prior to the Effective Date hereof. The new Retail Locations opened by Licensee shall be built and designed according to plans, which have been Approved in advance by Licensor, and the sites and spaces for the Retail Locations shall be subject to Licensor’s Approval, and shall be owned or leased by Licensee in accordance with all terms and conditions of this Agreement.

(d)
Licensee shall submit all sites to Licensor for Approval, in the form and manner as Licensor may reasonably specify, pursuant to Section 4 of the Standard Terms. The Retail Locations shall be subject to Licensor’s prior written Approval, as set forth in Section 4 of the Standard Terms. No Retail Location may be opened for business unless and until Licensor has given its final Approval for such Retail Location in accordance with Section 4 of the Standard Terms. For clarity, all Retail Locations existing as of the Effective Date are deemed Approved.

(e)
UK Store. Notwithstanding anything to the contrary contained herein, with respect to the existing Retail Store located in the United Kingdom and identified by Licensor to Licensee in writing (the “UK Store”), Licensee shall, as of the Effective Date, assume the UK Store, and shall have sole discretion regarding whether to continue to operate the UK Store following the Effective Date. In the event Licensee wishes to continue operating the UK Store after the Effective Date, Licensee shall be required to operate the UK Store as a Retail Location in accordance with the terms and conditions of this Agreement. The UK Store shall be deemed Approved by Licensor as of the Effective Date. In the event Licensor withdraws the United Kingdom from the Territory pursuant to this Agreement (regardless of whether or not Licensor enters into a license agreement with a replacement licensee for the United Kingdom), then (i) Licensee shall, upon the request of Licensor or (as applicable) the replacement licensee, reasonably cooperate with Licensor and any such replacement licensee in connection with any transition or assumption of the UK Store and/or any other Retail Store then existing in the United Kingdom as of the date of withdrawal (collectively, the “Existing UK Store(s)”), including with respect to any applicable leases, inventory, employees, fixtures, equipment, permits, licenses, and other operational matters relating to the Existing UK Store(s), subject to applicable law and any required third-party consents; provided that such cooperation [***].

(f)
No name, mark, image, graphic or logo other than the Licensed Property shall appear on products, signage, hangers, displays, packaging, shopping bags, labels, tags or similar items within the Retail Locations (other than as associated with Licensor Collaboration Products and Licensee Collaboration Products) without Licensor’s Approval in each instance. Notwithstanding anything herein to the contrary, Licensee shall have a right to sell such third-party branded products and services that are already available for sale in any Retail Locations as of the Effective Date (“Third-Party Retail Products”) until Licensor enters into a license agreement with a third party for the production of the same or a similar type of product as the Third-Party Retail Products (e.g., sunglasses, watches, handbags, etc.) bearing the Licensed Property and such products are available to Licensee for purchase and re-sale in the Retail Locations; provided that Licensee shall have the limited, non-exclusive right for a period of [***] following Licensee’s receipt of written notice that Licensor has entered into such a license agreement to sell through Licensee’s inventory of such Third-Party Retail Products that was in existence as of the date of such notice.

(g)
Licensee shall actively promote, advertise and sell the Licensed Manufactured Products and, as applicable, use commercially reasonable efforts to promote, advertise and sell the Purchased Products, in each case, through the Retail Locations. Licensee shall use commercially reasonable efforts to purchase and offer in Retail Stores a full line, representing substantially all currently-available categories of Licensed Manufactured Products and Purchased Products.

(h)
Licensee shall at all times operate and stock the Retail Locations in a manner at least equal to the local standard of other high-end retail stores for brands with an image, reputation and prestige consistent with the Licensed Property.

(i)
Licensee shall maintain the interior and exterior of the Retail Locations and the surrounding premises in safe, good, clean and attractive condition.

(j)
Minimum Retail Stores. During each Contract Year of the Term, Licensee shall be required to operate and maintain a minimum number of Retail Stores and Shop-in-Shops in the Territory (“Minimum Retail Stores” or “MRSs”).

(i)
For each Contract Year during the Initial Term, the MRSs shall be:

(ii)
For each Contract Year during any Renewal Term, the MRSs threshold shall be seven (7).

10.	E-Commerce Rights:
(a)
The e-commerce rights granted to Licensee in this Section 10 shall be collectively defined as the “E-Comm Rights.” Licensee and Licensor hereby acknowledge that all terms, definitions and provisions set forth in Sections 1 through 7 of the Commercial Terms above apply to the E-Commerce Rights.

(b)
For purposes of this Agreement:

(i)
“E-Commerce Website” shall be defined as: the following e-commerce website, including all mobile variations thereof, operated by Licensee, branded with the Licensed Property, located at www.octobersveryown.com (“Designated URL”), which sells solely the Licensed Products and Authorized Ancillary OVO Articles (as Approved by Licensor)

(and, subject to Licensor’s Approval in each instance, Third-Party E-Commerce Products) to customers located in the Territory; and

(ii)
“Customer Information” shall be defined as all information provided by or obtained from customers of the E-Commerce Website, including name, mailing address, telephone number, e-mail address, mailing and subscriber lists, order and order processing information (including order history), device and website activity information, and any other identifying information or related contact information provided by or obtained from customers through the E-Commerce Website and/or provided by or obtained by Licensor; provided, however, for purposes of the Agreement, Customer Information does not include: (A) any information that either Licensee or Licensor owns or to which Licensor or Licensee has the rights and which is obtained from customers other than through transactions contemplated under this Agreement, or (B) any information or data derived from Customer Information, including information relating to the financial performance and/or operations of the E-Commerce Website(s), which in each case is not personally identifiable information. Licensee shall use Customer Information solely for purposes of the Business and this Agreement, and for no brands other than the Licensed Property (unless otherwise Approved by Licensor).

(c)
Notwithstanding anything contained in the Agreement to the contrary, the Parties hereto acknowledge and agree that: (i) as between the Parties, Licensor is the owner of the E-Commerce Website, including, without limitation, any URLs and custom top level and second level domains associated with the E-Commerce Website, and the editorial and product-related content contained on the E-Commerce Website, the Images (as hereinafter defined) and (without limiting any of Licensee’s obligations under this Agreement, including without limitation Section 10(d) of the Commercial Terms below) [***]; in each case [***] from Licensee to Licensor and subject to the terms and restrictions of [***]; (ii) Licensor will provide access to Licensee of the E-Commerce Website for purposes of Licensee operating the E-Commerce Website in accordance with the terms and conditions of this Agreement, and Licensor will continue to provide Licensee’s access of the E-Commerce Website during the Term (including all timely renewal of such E-Commerce Website when and as appropriate); (iii) Licensee shall undertake, using its best efforts, all acts reasonably necessary to surrender control and ownership of the E-Commerce Website to Licensor on expiration or earlier termination of this Agreement; and (iv) the use and operation of the E-Commerce Website shall be subject to the terms and conditions set forth in this Agreement. During the Term, the Parties agree that Licensee shall have the right to use, collect and otherwise process Customer Information in connection with the operation of the E-Commerce Website and related activities for the Business, such as the promotion, sale, and distribution of the Licensed Products and Authorized Ancillary OVO Articles, subject to the terms and conditions of this Agreement. Following expiration or termination of this Agreement, Licensee may retain and use the data described in (i) through (iv) solely to the extent necessary to comply with applicable Laws, regulations, court order, subpoena, or other regulatory or law enforcement order.

(d)
During the Term of this Agreement, Licensee shall have [***] subject to the terms and conditions of this Agreement. Upon expiration or earlier termination of this Agreement, unless otherwise agreed upon in writing by the Parties, Licensee shall cease to have access to or control over Customer Information, and shall transfer, provide or otherwise revert access to and control over all Customer Information, to the maximum extent permitted by applicable local laws, to Licensor or to another entity designated by Licensor.

(e)
Licensee hereby acknowledges that Licensee shall not be permitted to sell any third-party branded products or services (other than Licensor Collaboration Products and Licensee Collaboration Products (if any)) on/through the E-Commerce Website without Approval and Licensee shall not include any third-party content other than in connection with the Licensed Property (including Licensor Collaboration Products and Licensee Collaboration Products) on the E-Commerce Website, in accordance with the terms and conditions of this Agreement. Licensee shall only be permitted to sell, and offer for sale, the Licensed Products, the

Authorized Ancillary OVO Articles, Licensor Collaboration Products, and Licensee Collaboration Products (as Approved by Licensor) through the E-Commerce Website in the Territory pursuant to the terms and conditions of this Agreement. Notwithstanding anything herein to the contrary, Licensee shall have a right to sell such third-party branded products and services that are already available for sale on the E-Commerce Website as of the Effective Date (“Third-Party E-Commerce Products”) until Licensor enters into a license agreement with a third party for the production of the same or a similar type of product (e.g., sunglasses, watches, handbags, etc.) as the Third-Party E-Commerce Products bearing the Licensed Property and such products are available to Licensee for purchase and re-sale on the E-Commerce Website; provided that Licensee shall have the limited, non-exclusive right for a period of [***] following Licensee’s receipt of written notice that Licensor has entered into such a license agreement to sell through Licensee’s inventory of such Third-Party E-Commerce Products that was in existence as of the date of such notice.

(f)
Licensee shall actively promote, advertise and sell the Licensed Products through the E-Commerce Website, and Licensee shall use commercially reasonable efforts to purchase and offer a full line, representing substantially all currently-available categories of Licensed Products and Purchased Products.

(g)
The E-Commerce Website shall be built, designed and operated in accordance with all applicable Laws, rules, ordinance and regulations, and in accordance with the plans to be reasonably discussed with Licensor. The E-Commerce Website shall be considered “Materials” as such term is defined in the Standard Terms. The E-Commerce Website, as it exists as of the Effective Date, is deemed Approved.

(h)
Licensee shall be responsible for the operations and maintenance of the E-Commerce Website on a regular basis as outlined in this Agreement. The obligation to update and maintain the E-Commerce Website, and all content and technical specifications therefor (including, without limitation, refreshing the general look and feel of the E-Commerce Website on a regular basis in order to include, among other things, the most up-to-date product information and/or seasonal content, etc.) shall belong solely with Licensee, subject to Licensor’s Approval rights under this Agreement. Each Contract Year, Licensee will present to Licensor Licensee’s planned updates and enhancements with respect to the E-Commerce Website for Licensor’s Approval (as applicable), and will reasonably consider any feedback provided by Licensor.

(i)
In connection with Licensee’s operation of the E-Commerce Website, Licensee shall be responsible for the following activities, which shall at all times be subject to Licensor’s Approval:

(i)
Designing and developing the interface of the E-Commerce Website, in a manner materially consistent with design and operation of the E-Commerce Website in existence as of the Effective Date (“Prior Website”) in all manners, including, without limitation, in design, aesthetic look and feel, operation and functionality of the Prior Website; provided that the foregoing shall not limit Licensee’s ability to modernize the E-Commerce Website to reflect current and up-to-date user expectations and technology in accordance with the terms and conditions of this Agreement;

(ii)
Providing or procuring from a reputable, qualified, and first-class third-party vendor (which vendor shall be deemed a ‘Sub-Contractor’ for purposes of this Agreement) hosting and maintenance services for the E-Commerce Website, including, without limitation, E-Commerce Website functionality, interface, data storage, management of services and/or tools provided by third party vendors and upgrading such services and/or tools as necessary to keep the E-Commerce Website operating with current and up-to-date technology;

(iii)
Shooting, re-touching and editing, or procuring from a reputable, qualified, and first-class third-party vendor (which vendor shall be deemed a ‘Sub-Contractor’ for purposes of this Agreement), high-resolution photos of all Licensed Products available for sale through the E-Commerce Website, which photos shall reflect the aesthetic qualities of the high-resolution photos of products displayed on the E-Commerce Website (“Image(s)”), and using commercially reasonable efforts to ensure that the E-Commerce Website displays at least three (3) Images (e.g., front, back and side) for each applicable Licensed Product SKU;

(iv)
Providing any and all Images, requested by Licensor in writing to Licensor and/or any third party designated by Licensor in writing to Licensor and/or any such third party, at Licensor’s and/or such third party’s sole cost and expense, which Licensor and/or any such third party shall be free to use (subject to the remainder of this sentence) for such purposes as are specified in writing to Licensee; provided, however, that Licensee shall notify Licensor and any such third party of any terms, conditions, or limitations applicable to the use of any such Images. Licensee shall obtain any and all necessary rights for Licensee to use Images (including, without limitation, on the E-Commerce Website); [***]. Licensee shall provide Licensor and/or any such third party with details of any and all restrictions regarding [***];

(v)
Providing reasonable customer care services consistent with (or more favorable to customers than) industry standards for brands similarly situated to the Licensed Property, such as a call center and email communications, during Licensee’s standard customer service hours as of the Effective Date (which standard customer service hours Licensee will use commercially reasonable efforts to ensure are between 10:00am and 7:00pm local time (at a minimum), provided that in no event shall the overall level of service be materially diminished from what it is as of the Effective Date), in the Territory, and which shall, at a minimum, be no less than the customer care services offered by Licensee as of the Effective Date;

(vi)
Managing the storage and warehousing of Licensed Products, as applicable;

(vii)
Displaying Licensed Product pricing in all applicable local currencies in the Territory and coordinating payment processing for customer purchases of the Licensed Products;

(viii)
Managing the fulfillment, shipping, handling and delivery of Licensed Products to customers;

(ix)
Offering discounts and markdowns on Licensed Products according to Licensee’s reasonable plans and cadences that are consistent with the image, reputation and prestige of the Licensed Property and the Licensed Products as of the Effective Date, and otherwise in accordance with this Agreement;

(x)
Providing Licensor with [***] sales reports of sales analytics including, but not limited to: gross sales, Net Sales, quantities, returns, Royalties, etc. (“[***] Sales Report(s)”), such [***] Sales Reports shall be submitted to Licensor once a [***] within [***] days of the end of each calendar [***] and shall provide information for the immediately preceding [***];

(xi)
Providing Licensor with [***] marketing reports of marketing analytics including, but not limited to: E-Commerce Website traffic, references, etc. (“[***] Marketing Report(s)”), such [***] Marketing Reports shall be submitted to Licensor within [***] of the end of each calendar [***] during the Term and shall provide information for the immediately preceding calendar [***];

(xii)
Using current industry standard tools to develop and maintain a safe and secure environment for users of the E-Commerce Website (including, without limitation, when collecting and maintaining Customer Information and processing payment transactions, etc.) as well as developing and implementing an appropriate Privacy Policy and Terms of Use for such users in accordance with the terms of the Agreement and all applicable Laws;

(xiii)
Ensuring that the Privacy Policy and Terms of Use for the E-Commerce Website inform all users thereof of any collection or use of Customer Information as required by applicable Laws;

(xiv)
Providing, upon reasonable written request and subject to the entry of any such additional agreements as are reasonably necessary to ensure the Parties’ compliance with applicable data protection Laws, [***]; and

(xv)
Providing Licensor with user access to web analytics from Google during the Term (including, but not limited to, Google Analytics, Google Search Console, Google Merchant Center, Google AdWords, Google Tag Manager and Google My Business).

11.	Net Sales:

(a)
For purposes of this Agreement: “Net Sales” shall be defined, individually and collectively, as Net Retail Sales and Net Wholesale Sales, unless specifically identified, as follows:

(i)
“Net Retail Sales” shall be defined as: Licensee’s and any of its subsidiaries’ and other affiliates’ (including, by way of example and not limitation, Affiliate Operators’) gross revenue from or relating to sales (or rentals, as applicable) of Licensed Products, Authorized Ancillary OVO Articles, and any other products and services (e.g., Third-Party Retail Products and Third-Party E-Commerce Products), other than Excluded Products, to/through the Retail Locations, the E-Commerce Website, and the Authentic Marketplace, as well as sold directly to end consumers to/through the Approved Accounts (individually and collectively, the “Retail Accounts”) less only: (A) applicable sales taxes, (B) actual bona fide returns of Licensed Products, Authorized Ancillary OVO Articles, and any other such products and services (e.g., Third-Party Retail Products and Third-Party E-Commerce Products) other than Excluded Products, supported by credit memoranda actually issued to customers, and (C) Licensee’s actual out-of-pocket shipping and insurance costs actually paid to unaffiliated third parties, but, in each case, only if actually billed to customers at Licensee’s actual out-of-pocket cost (with no markup or profit for Licensee) and stated separately on the written invoice issued by Licensee to such customer for such products; and

(ii)
“Net Wholesale Sales” shall be defined as: Licensee’s and any of its subsidiaries’ and other affiliates’ (including, by way of example and not limitation, Affiliate Operators’) gross sales (inclusive of negotiated wholesale trade discounts) of Licensed Products to/through the Approved Accounts (excluding the Retail Accounts), other than Excluded Products, less only: (A) applicable sales taxes, (B) Deductions (as hereinafter defined), and (C) shipping and insurance costs (including shipping errors and freight deductions), but, in each case, only if actually billed to customers and stated separately on the invoice. “Deduction(s)” shall be defined as: (I) the amount of any discounts actually earned and taken by customers for prompt payments (e.g., payment terms discounts) (but not estimated discounts), (II) authorized returns actually made by customers for Licensed Products; (III) markdowns, allowances, and chargebacks actually given to/taken by customers; and (IV) quality adjustments. The total of all Deductions to arrive at Net Wholesale Sales shall not exceed [***] of total gross sales to/through the Approved Accounts (excluding the Retail Accounts) per Contract Year.

(iii)
“Excluded Products” shall be defined as: Purchased Products: (A) that Licensee purchases from a Supplier at a price that is more than the Supplier’s FOB cost [***]; and (B) on which the Supplier is required to pay a Royalty to Licensor.

(b)
Net Sales accrue in the Contract Quarter during which the Licensed Products are sold by Licensee, regardless of when or if Licensee collects the revenue from such sale. For purposes of this Agreement, a Licensed Product shall be considered “sold” upon the date when such Licensed Product is invoiced, shipped or paid for, whichever event occurs first.

12.	Minimum Net Sales:
(a)
During the Term, Licensee shall be required to meet certain minimum Net Sales thresholds (“Minimum Net Sales”).

(i)
For each Contract Year during the Initial Term, the Minimum Net Sales shall be:

(ii)
For each Renewal Term (if any): (A) the first Contract Year’s Minimum Net Sales shall be the greater of: (I) [***] of the Minimum Net Sales of the final Contract Year of the preceding Contract Period; or (II) [***] of the actual Net Sales in the [***]; and (B) the Minimum Net Sales for each subsequent Contract Year within that same Contract Period shall be [***] of the prior Contract Year’s Minimum Net Sales.

(iii)
Upon Licensee’s reasonable request, the Parties will meet and confer in good faith to discuss a potential reasonable corresponding adjustment to the Minimum Net Sales in the event Licensee, due to no fault of Licensee, [***].

(b)
Notwithstanding anything to the contrary contained in the Agreement, [***], Licensee shall not be deemed in breach of this Agreement, provided that Licensor shall have the right to terminate the Agreement in the event that Licensee fails to achieve Minimum Net Sales in consecutive years pursuant to Section 9(a)(i)(I) of the Standard Terms.

13.	Royalty(ies):
(a)
“Royalty(ies)” shall be defined individually and collectively, as:

(i)
[***] of Net Retail Sales (except as provided in Section 13(a)(iv) of the Commercial Terms);

(ii)
[***] of Net Wholesale Sales (except as provided in Section 13(a)(iii) of the Commercial Terms);

(iii)
[***] of Net Wholesale Sales on Licensee Collaboration Products or Licensor Collaboration Products; and

(iv)
[***] of Net Retail Sales on Licensee Collaboration Products or Licensor Collaboration Products.

14.	Guaranteed Minimum Royalty:
(a)
“Guaranteed Minimum Royalty(ies)” (also referred to herein as “GMR(s)”) shall be defined as non-returnable advances recoupable against Royalties earned in the same Contract Year.

(i)
For each Contract Year during the Initial Term, the GMR shall be:

(ii)
For each Renewal Term (if any), the GMR for each Contract Year in such Renewal Term shall be equal to the greater of (A) [***] of the GMR of the [***] or (B) [***] of the actual earned Royalties in the [***] of the preceding Contract Period.

(b)
Licensee hereby acknowledges that the GMR is payable to Licensor even if Licensee fails to manufacture, sell or market the Licensed Products during the Term, and is a condition of Licensor entering into the Agreement.

(c)
[***].

(i)
[***].

(ii)
Licensee must always make the GMR payments to Licensor as and when required hereunder. [***].

(iii)
[***].

15.	Payments to Licensor:
(a)
Timing of Payments.

(i)
Payments Due on Signing of Agreement. Licensee shall pay an amount equal to [***] (“Signing Payment”), [***], concurrent with or within five (5) business days following the Effective Date. [***].

(ii)
Minimums.

(A)
Licensee shall pay the balance of the GMR for Contract Year 1 (2026/2027/2028) [***] to Licensor in equal quarterly installments on or before the first (1st) day of each Contract Quarter.

(B)
Commencing with Contract Year 2 (2028/2029) and for each Contract Year thereafter for the remainder of the Term, Licensee shall pay the GMR to Licensor in equal quarterly installments on or before the first (1st) day of each Contract Quarter.

(iii)
Actuals.

(A)
In the event that the actual earned Royalties in a given [***] exceed the previously-paid portion of the GMR attributable to the same [***], Licensee shall pay the Royalties in excess of the previously paid portion of the GMR [***] days of the end of each [***].

(B)
For the avoidance of doubt, in any given Contract Year, once Licensee has paid to Licensor the total amount of the GMR for such Contract Year (whether by way of quarterly GMR payments, Royalties in excess of the GMR, or both): (I) Licensee shall no longer be required to make quarterly GMR payments to Licensor for that Contract Year, and (II) for the remainder of such Contract Year, Licensee shall pay Licensor based on earned Royalties.

(b)
Wire Instructions. Licensee shall be solely responsible for any costs and/or fees associated with making any and all payments to Licensor as required under this Agreement, including, without limitation, wire transfer fees. Licensee shall pay all sums due to Licensor by wire transfer to the following account, unless otherwise instructed by Licensor in writing and memorialized in a written amendment to this Agreement, duly executed by and exchanged between authorized signatories of each of the Parties hereto, and confirmed by Licensee via voice/phone call to the Licensor’s ‘Accounts Receivable’ contact at (212) 760-2410 (Licensee shall ask the operator for the ‘Accounts Receivable’ contact):

Payee: ABG-OVO LLC

Bank of America

One Bryant Park

New York, NY 10036

Account Number: [***]

ABA Routing Number (for domestic transfers):

Wire: [***] / ACH: [***]

Swift Code (for international transfers): [***]

Licensee acknowledges and agrees that (i) it is Licensee’s responsibility to comply with the foregoing protocols to ensure that Licensor receives payment in accordance with the terms of this Agreement, (ii) Licensor is not responsible if Licensee is the victim of a cyber, phishing, or similar attack, and (iii) any such attack does not excuse, waive, diminish, or modify any payment or other obligations of Licensee under this Agreement (except to the extent expressly provided in Section 17(k) of the Standard Terms).

(c) Currency. All monetary figures included herein are in United States Dollars.
16.	Advertising & Promotion:
(a)
For purposes of this Agreement, “Advertising & Promotion” shall be defined as any and all efforts, products, advertisements, social media posts and the like, made for the purpose of marketing, selling and distributing the Licensed Products.

(b)
Licensee shall spend a minimum of [***] of Net Sales in each Contract Year during the Term on Advertising & Promotion expenditures for the Licensed Property and/or Licensed Products (the “Advertising Commitment”). The Advertising Commitment may be spent on costs and expenses attributable to each of the following, so long as the same arise directly from, and relate directly to, the Licensed Products: Tradeshows (as hereinafter defined), Summits (as hereinafter defined), digital advertising (e.g., search engine optimization, search engine marketing, etc.), public relations, point-of-sale advertising, store fixtures, and co-op advertising. In no event shall the Advertising Commitment be utilized for any general overhead, administrative or development costs or expenses. At the end of each Contract Year, if Licensee has not spent the entire Advertising Commitment if and as required hereunder (Licensee’s actual spend being defined herein as the “Actual AC Spend”), [***].

(c)
Omnibus Agreement; Drake Publicity Rights.

(i)
Licensor has entered into that certain Omnibus Agreement with [***] (the “Omnibus Agreement”) to provide advertising, marketing and promotional support and certain other services related thereto to promote the OVO brand as set forth in greater detail therein.

(ii)
As part of the Omnibus Agreement, Licensor shall cause Drake to do the following activities (collectively the “Drake Services”) for the benefit of the Business in the Core Territory during the Initial Term (for clarity, for no additional consideration paid by Licensee other than Licensee’s obligation to reimburse Drake Services Expenses in accordance with the terms of this Section 16(c)) and shall use commercially reasonable efforts to extend such Drake Services for the benefit of the Business in the Core Territory during each Renewal Term. All reasonable and documented actual out-of-pocket expenses (excluding overhead and SG&A) incurred by Away From Home Touring, Inc. (“Lender”) or Drake in connection with the Drake Services (“Drake Services Expenses”) shall be borne by Licensee; provided that: [***]. In the event Licensee desires to schedule any activities, events, or personal appearances related to the Drake Services, Licensee shall coordinate with Licensor in advance, and Licensee acknowledges that all such activities shall be subject to [***]. Licensee shall use commercially reasonable efforts to accommodate Drake's existing schedule and shall not require Drake to reschedule or cancel any prior professional commitment in order to perform the Drake Services. Licensee shall have a reasonable right of consultation with respect to, and Licensor shall consider in good faith any reasonable requests provided by Licensee regarding, the Drake Services, including with respect to scope, timing, messaging, and locations.
o
[***]

(iii)
The Drake Services are subject to [***]. Licensee acknowledges and agrees that Licensee has received and reviewed a copy of the Omnibus Agreement.

(iv)
[***].

(v)
In the event that, at any time during the Term, [***] (a “Principal Standards Failure”), then provided that Licensee is not in breach of this Agreement (subject to applicable notice and cure periods), Licensee shall have the right, but not the obligation, to terminate this Agreement forthwith upon written notice to Licensor, which notice shall only be effective if it is provided by Licensee to Licensor [***] of Licensee becoming aware of the occurrence of the [***]. Notwithstanding the foregoing, if Licensee has a termination right pursuant to this Section 16(c)(v) of the Commercial Terms and such [***] occurs during Contract Year 1 or Contract Year 2 of this Agreement, then subject to Licensee delivering a written notice to Licensor within [***] of Licensee becoming aware of the [***], identifying, with reasonable specificity, the occurrence and nature of the [***], Licensee may in its sole discretion elect a reduction of the GMR set forth in Section 14 of the Commercial Terms of the Agreement [***] (a “[***] GMR Reduction”) [***].

(vi)
At no fault of Licensee, in the event that, at any time during the Term, (A) either (I) the relationship between Drake, on the one hand, and Licensor and/or Licensee, on the other hand, [***] Drake is incapable of providing any Drake Services whatsoever [***] (a “Principal Cessation”), [***] ([***], a “Principal Material Failure”) (each of a Principal Cessation and a Principal Material Failure is a “Principal Adverse Impact”; provided that Principal Adverse Impact expressly excludes a Principal Standards Failure), then no remedy under Section 16(c)(vii) or 16(c)(viii) of the Commercial Terms of the Agreement shall become available to or exercisable by Licensee unless and until each of the following has occurred with respect to the applicable Principal Adverse Impact:

x. Licensee shall have [***] of Licensee becoming aware of the [***] delivered to Licensor written notice (a “Principal Impact Notice”) identifying, with reasonable specificity, the occurrence and nature of the Principal Cessation or Principal Material Failure, as applicable, [***].

y. Following delivery of the Principal Impact Notice, Licensor and Licensee shall meet and confer in good faith for a period of [***] to discuss the Principal Adverse Impact, as applicable, and any potential means of addressing or resolving it (the [***] period during which such meet and confer occurs, the “Meet and Confer Period”); and

z. If, upon expiration of the Meet and Confer Period, the Principal Adverse Impact has not been cured or remediated (to the extent curable or possible to remediate) [***].

(vii)
[***].

[***].

(viii)
[***] the difference between such full GMR and the actual earned Royalties for such DAI Shortfall Year shall be defined herein as the “DAI GMR Shortfall”), [***] if the DAI GMR Shortfall for the applicable DAI Shortfall Year is greater than [***], then, as Licensee’s sole and exclusive remedy, Licensee shall have the right, but not the obligation, to terminate this Agreement upon delivery of a Termination Notice [***]. Notwithstanding the foregoing, if Licensee has a termination right pursuant to this Section 16(c)(viii) of the Commercial Terms, Licensee may in its sole discretion elect a reduction of the GMR [***] (a “Proportionate GMR Reduction”) [***].

(ix)
Sole Remedy. Notwithstanding anything to the contrary contained in this Agreement, the foregoing notice and meet and confer obligations (as applicable), together with [***] expressly set forth in Section 16(c)(v)-(viii) of the Commercial Terms above shall be Licensee’s sole and exclusive remedy for any Principal Standards Failure or Principal Adverse Impact or for any claim by Licensee that Licensor failed to use its commercially reasonable efforts to enforce the terms of the Omnibus Agreement applicable to the Business.

(x)
On an annual basis, the Parties will work in good faith to create a social calendar with Drake on socials, appearances, and production.

(xi)
During the Initial Term and each Renewal Term (if applicable), Licensor will use commercially reasonable efforts to maintain, pursuant to the Omnibus Agreement, a license or other rights to Drake's name, nickname/professional name, image, likeness, voice, visual appearance, signature, facsimile, autograph, quote(s), endorsement, body art, tattoos, biographical information, and any other indicia of Drake's identity (collectively “Drake Publicity Rights”), and to extend such rights to Licensee solely for use in connection with the advertising, marketing, promotion, and sale of the Licensed Products in the Territory and the advertising, marketing, and promotion of the Licensed Property in the Territory, in each case as applicable, in accordance with the terms of this Agreement and the Omnibus Agreement (including, without limitation, Drake's approval rights thereunder). Licensor will reasonably promptly notify Licensee of any material adverse changes to the scope of authorized use of Drake Publicity Rights previously Approved for use under this Agreement and will use commercially reasonable efforts to secure sell-off and transitional rights for Licensee to the extent Licensee’s authorization to use Drake Publicity Rights hereunder changes, and Licensee shall comply with such changes; provided that: (A) such sell-off and transitional rights shall in no event exceed [***]; (B) Licensor makes no representation or warranty that any particular sell-off or transitional rights will be obtained or maintained; and (C) in the event of a change to the scope of authorized use under the Omnibus Agreement of Drake Publicity Rights previously Approved for use under this Agreement, to the extent Licensor has not notified Licensee of such change, any use by Licensee of such Drake Publicity Rights that would otherwise constitute a breach of this Agreement solely by reason of such unnotified change shall not be deemed a breach of this Agreement by Licensee.

17.	Tradeshows & Summits:
(a)
If requested by Licensor, Licensee shall participate in at least one (1) major tradeshow(s) to promote Licensed Manufactured Products (each, a “Tradeshow”), designated by Licensor in Licensor’s sole discretion, per calendar year during the Term (for clarity, participation in more than one (1) tradeshow in any given calendar year is in Licensee’s commercially reasonable discretion). Licensee’s participation in any such Tradeshows shall be at Licensee’s sole cost and expense.

(b)
In the event that Licensor elects to host one (1) or more licensing summit(s) for Licensor’s other licensees and/or partners (“Summit(s)”) during the Term, then Licensee shall, upon Licensor’s request, attend one (1) such Summit per calendar year and additional Summits in such calendar year in Licensee’s commercially reasonable discretion, in each case, at Licensee’s sole cost and expense.

18.	Discounted Products & Free Units:
(a)
Licensee shall offer to sell Licensed Manufactured Products to Licensor’s employees (and shall actually sell to Licensor’s employees, if so desired by such employees), for their personal use, at the price discounts generally offered to Licensee’s own employees, but in no event at a price greater than Licensee’s regular United States wholesale prices therefor.

(b)
Licensee shall ship, at Licensee’s sole cost, up to [***] of Licensed Manufactured Products (measured at Licensee’s LDP cost) to Licensor in each Contract Year during the Term (“Free Units”). The assortment of Free Units shall be at Licensor’s sole discretion and will not be sold by Licensor. For the avoidance of doubt, Free Units shall exclude any Licensed Manufactured Products gifted or to be gifted to Drake, and Licensee shall separately provide Licensor with such additional Licensed Manufactured Products and/or samples thereof as are necessary to enable Licensor to continue gifting Licensed Manufactured Products to Drake in a manner consistent with gifting of Licensed Manufactured Products to Drake prior to the Effective Date hereof; provided that the amount of additional Licensed Manufactured Products gifted to Drake in each Contract Year during the Term shall not exceed [***] (measured at Licensee’s LDP cost).

(c)
In addition to the Free Units, Licensee shall provide the Licensor Parties, at no charge, such number of Licensed Manufactured Products, and copies of various executions of the Advertising & Promotion, as such Licensor Parties may reasonably request from time to time for fashion shows, special events and presentations, showroom display, promotional photo shoots, photo layouts, retail displays, premium offers, giveaways, sales incentives, charitable giving, donations, gift-with-purchase programs, and for other promotional / public relations efforts (“PR Samples”). In the event that any PR Samples are needed prior to the commencement of production of the same seasonal collection of Licensed Manufactured Products, Licensee shall provide pre-production samples of Licensed Manufactured Products. In the event Licensee is unable to supply the Licensor Parties with PR Samples, the Licensor Parties shall have the right to source the same from third parties, with Licensee’s prior written consent not to be unreasonably withheld, conditioned or delayed, and such activity shall not be deemed a breach of exclusivity rights, if any, that may be granted under this Agreement. All PR Samples shall only be used for promotional purposes and shall not be sold by Licensor or authorized for sale by the Licensor Parties.

(d)
In no event shall Licensee be required to provide or sell Free Units and PR Samples with a combined value in excess of [***] per Contract Year (based on Licensee’s LDP cost).

19.	Insurance:
(a)
Licensee shall procure and maintain, at its sole cost and expense, and shall use commercially reasonable efforts to cause its Sub-Contractors to obtain, at their sole cost and expense, during the Term throughout the Territory and for a period of three (3) years thereafter (“Insurance Period”), comprehensive general liability insurance (including, without limitation, product liability insurance, inventory insurance, worker’s compensation insurance, operations liability insurance, advertising injury insurance, and intellectual property insurance), to defend and protect against claims arising out of or in connection with Licensee’s operation of the Business, the Licensed Products and the Advertising & Promotion thereof. Such insurance policies must be obtained from a reputable provider reasonably acceptable to Licensor, in an amount not less than Five Million United States Dollars ($5,000,000 USD) in the aggregate, or Licensee’s standard insurance policy limits, whichever is greater.

(b)
Within thirty (30) days of the Effective Date, Licensee shall submit to Licensor a certificate of insurance naming each of Licensor, Authentic Brands Group, LLC (“ABG”), Drake, and Lender as additional insureds (“COI”), which COI, or a renewal or replacement thereof, shall remain in force at all times during the Insurance Period, and shall require the insurer to provide at least thirty (30) days’ prior written notice to Licensee, and all additional insureds, of any termination, cancellation or modification thereof.

20.	Corporate Guaranty; Conditional Letter of Credit:
(a)
Upon the execution of this Agreement, Licensee shall deliver to Licensor a Guaranty signed by October’s Very Own Merchandising, a general partnership existing under the laws of Ontario, Canada (“Guarantor”) to absolutely, irrevocably, and unconditionally guarantee: (i) any and all financial obligations of Licensee hereunder; and (ii) Licensee’s liabilities and indemnification obligations (including third party claims) under this Agreement.

(b)
The Parties each hereby acknowledge and agree that, on or before the full execution of this Agreement, Guarantor shall duly execute and deliver to Licensor the Guaranty Agreement set forth on Schedule G, which is attached hereto, and incorporated herein by this reference (the “Guaranty Agreement”). In the event that the Guaranty Agreement is not duly executed by Guarantor and delivered to Licensor as and when required hereunder, then Licensor shall be permitted to cancel this Agreement pursuant to its sole and absolute discretion.

(c)
[***] Licensor shall have the right to require Licensee to secure the payment of all financial obligations due to Licensor under the Agreement, on a Contract Year-by-Contract Year basis, with an irrevocable standby or revolving letter of credit naming Licensor as the sole beneficiary and containing terms and conditions which are Approved by Licensor (each such letter of credit, for each Contract Year, a “Letter of Credit”). Each Letter of Credit shall: (i) be issued and confirmed by a New York clearinghouse bank acceptable to Licensor (with any associated costs charged by such bank being the sole responsibility of Licensee); (ii) be issued for one hundred percent (100%) of the Guaranteed Minimum Royalties for the Contract Year for which such Letter of Credit is issued; provided, however, that in the event that Licensee fails to pay Licensor any amount due under this Agreement as and when required under this Agreement more than one (1) time during any Contract Period, then the amount of each Letter of Credit shall be increased to one hundred percent (100%) of the Guaranteed Minimum Royalties for both the Contract Year for which such Letter of Credit is issued and the immediately succeeding Contract Year; and (iii) remain effective until [***] following the end of the Contract Year for which such Letter of Credit is issued. For the avoidance of doubt, the terms and provisions of any Approved Letter of Credit may not be modified in any way without Licensor’s Approval.

(d)
In the event of a Payment Default, Licensee shall issue a Letter of Credit within [***] after Licensor’s written notice for such Letter of Credit, and Licensee shall issue the Letter of Credit for each subsequent Contract Year at least [***] prior to the beginning of each such Contract Year. In the event that Licensee fails to issue the Letter of Credit for any Contract Year as and when required hereunder, then (i) it shall be a breach of this Agreement, and (ii) the full amount of the GMR for such Contract Year shall immediately become due and owing to Licensor, in each case, without prejudice to any of Licensor’s other rights or remedies, all of which are expressly reserved.

(e)
Without waiving its right to terminate the Agreement for Licensee’s failure to issue and maintain any necessary Letters of Credit, Licensor may draw down on any Letter of Credit in the event that: (i) Licensor does not receive any payment from Licensee as and when required under this Agreement; or (ii) Licensee fails to issue any Letter of Credit as and when required under the Agreement. If, at any time, Licensor draws down on any Letter of Credit, Licensee shall restore the full amount of the credit obligation which Licensor drew down within [***] after the occurrence of such draw down.

(f)
Notwithstanding the foregoing, in the event that Licensor requires Licensee to obtain a Letter of Credit in accordance with this Section 20 of the Commercial Terms, and thereafter, Licensee has not defaulted or otherwise breached any of its financial or payment obligations under this Agreement for the remainder of the Contract Year in which the Payment Default occurred and the immediately following Contract Year of the Term, then the Letter of Credit requirement shall be removed from this Agreement; provided, that, the Parties each hereby acknowledge and agree that in the event Licensee fails to pay Licensor any amounts payable to Licensor under this Agreement as and when required hereunder following the removal of the requirement to secure a Letter of Credit, then Licensor shall have the right, but not the obligation, to reinstate the requirement of Licensee to secure the payment of GMR due to Licensor under this Agreement, on a Contract Year-by-Contract Year basis, with a Letter of Credit, upon written notice of the same to Licensee (“LOC Notice”). In the event Licensor issues any such LOC Notice to Licensee, Licensee shall issue the required Letter of Credit(s) within [***] of Licensor’s LOC Notice and pursuant to the terms of this Section 20 of the Commercial Terms.

21.	Authentic Marketplace & Membership:
(a)
Authentic Marketplace.

(i)
If applicable, Licensee shall sell and otherwise make the Licensed Products available for sale on www.authentic.com, www.shop.authentic.com, or any successor website (the “Authentic Marketplace”) in accordance with the terms of this Agreement. At any time following the date that is twelve (12) months following the Effective Date, [***].

(ii)
In connection with Licensee’s sales on the Authentic Marketplace, Licensee shall, at Licensee’s sole cost and expense: (A) reasonably cooperate with Licensor and/or its designees on all marketing campaigns, pricing, customer service (e.g., appeasements), and discounting activities; (B) provide at least three (3) high-resolution images of, and information and descriptions regarding, each of the Licensed Products to Licensor and/or its designees for use on and/or in connection with the same, and such other information as reasonably requested thereby, subject to Licensor’s prior written Approval in each instance; (C) provide, manage, and be responsible for drop-shipping of Licensed Products to end users/customers of the Authentic Marketplace who are located in any of the jurisdictions comprising the Territory (or otherwise as approved by Licensor); and (D) process and be responsible for returns, exchanges, fulfillment, and such other services in connection with Licensed Products offered and/or sold on the Authentic Marketplace, in cooperation with the operator thereof, in each case, on terms and in a manner consistent with the image, prestige, and reputation of the Licensed Property.

(iii)
Without limiting any of Licensor’s other rights under the Agreement, and notwithstanding anything to the contrary contained in the Agreement, [***].

(b)
Authentic Membership. [***] Licensee agrees to participate in Authentic Membership, as defined and set forth in greater detail on Schedule C to this Agreement, which is attached hereto and incorporated herein by reference. [***].

(c)
E-Commerce and Data Privacy Requirements. Licensee represents and warrants to Licensor that Licensee, in connection with Licensee’s sales of Licensed Products on the Authentic Marketplace, is capable of performing and shall perform: (i) each of the e-commerce, drop-shipping, and other functions set forth on Schedule C-1, which is attached hereto and incorporated herein by reference; and (ii) each of the data privacy functions set forth on Schedule C-2, attached hereto and incorporated herein by this reference.

22.	Miscellaneous:
(a)
Within fifteen (15) business days of the Effective Date (or such other time mutually agreed by the Parties), Licensee shall:

(i)
At Licensee’s sole cost, meet with Licensor’s creative, marketing, and branding team at Licensor’s office in New York City, New York, for a one-day introductory workshop for the Business; and

(ii)
At Licensee’s sole cost, schedule and actively participate in a demonstration of Licensor’s reporting and approvals software, RoyaltyZone, a detailed explanation of which can be found at www.royaltyzone.com (“RoyaltyZone”). Throughout the Term, Licensee shall comply with all accounting and approvals obligations set forth in the Agreement via RoyaltyZone.

(b)
As used in this Agreement, “Business” shall be defined as the business and other activities carried out by Licensee in connection with this Agreement, including the exercise of the Licensed Rights.

[Signature page follows]

A. Each Party agrees to, and accepts, the Standard Terms & Conditions (“Standard Terms”), which, in addition to these Commercial Terms, and unless otherwise agreed by the Parties in writing, govern Licensee’s use of the Licensed Property and the operation of the Business contemplated hereunder. The Standard Terms are set forth on Schedule D, attached hereto and incorporated herein by reference. These Commercial Terms, together with Standard Terms, and any other schedules, exhibits, attachments or addenda to either (collectively, the or this “Agreement”) collectively: (a) represent the complete agreement of the Parties with respect to the subject matter hereof; (b) are fully binding on the Parties hereto; and (c) supersede all previous documents and negotiations. In the event of any conflict between the terms contained in the Commercial Terms of the Agreement and the terms contained in the Standard Terms of the Agreement, the Commercial Terms shall govern. Each Party represents and warrants that it, prior to its execution hereof, had the opportunity to provide a copy of these Commercial Terms and the Standard Terms to, and review the same with, legal counsel of its own choosing, and that it has either obtained advice from such legal counsel or has declined to seek such advice.

B. The Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to conflicts of law principles. All rights which are not specifically granted and licensed to Licensee in the Agreement are hereby reserved by Licensor, and Licensor may exercise such rights at any time. The Agreement shall not be binding upon Licensor unless or until such time as Licensor has signed this Agreement and received the Signing Payment.

AGREED & ACCEPTED: AGREED & ACCEPTED:

LICENSEE: LICENSOR:

OWL Opco, LLC, for itself and all Affiliate Operators ABG-OVO LLC

By: /s/ Brendan Hoffman By: /s/ Jay Dubiner

Print: Brendan Hoffman Print: Jay Dubiner

Title: Chief Executive Officer Title: Chief Legal Counsel

Date: 08/24/26 Date: 08/24/26

This Schedule A is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE A

Registrations

Trademark	Jurisdiction	Registration Number
OCTOBER'S VERY OWN	Australia	1932922
OWL Design	Australia	1933060
OCTOBER'S VERY OWN	Brazil	915844397
OVO	Brazil	932442650
OWL Design	Brazil	915795485
CLASSIC OWL	Canada	1,269,324
OCTOBER	Canada	1,247,532
OCTOBER FIRM	Canada	1095571
OCTOBER FIRM DESIGN	Canada	1063953
OCTOBER'S VERY OWN	Canada	896236
OG OWL	Canada	1,269,617
OVO	Canada	912211
OVO & Design	Canada	947559
OVO ATHLETIC CENTRE	Canada	1335488
OVO ATHLETICS	Canada	971104
OVO COLLEGIATE	Canada	1,280,264
OVO DESIGN	Canada	1008200
OVO ESSENTIALS	Canada	1,280,308
OVO OMEGA DESIGN	Canada	961500
OVOXO	Canada	921306
OWL DESIGN	Canada	901528
OCTOBER'S VERY OWN	Canada	1035886
OVO	Canada	1035889
OCTOBER'S VERY OWN	China	19097323
OCTOBER'S VERY OWN	China	32081158
OVO	China	60150830
OVO	China	32081157
OWL Design	China	32081156
OCTOBER'S VERY OWN	European Union Trademark	13709654
OVO	European Union Trademark	13706734
OVO Design	European Union Trademark	16083561
OWL Design	European Union Trademark	11446441
OCTOBER'S VERY OWN	Hong Kong	304568428
OCTOBER'S VERY OWN	Hong Kong	303683674
OVO	Hong Kong	304568400
OVO	Hong Kong	303683665
OWL Design	Hong Kong	304568419
OWL Design	Hong Kong	303663531
Owl Design	India	2540246
OCTOBER'S VERY OWN	Indonesia	IDM000882424
Owl Design	Indonesia	IDM000882435
OCTOBER'S VERY OWN	Jamaica	076732
OVO	Jamaica	076733
OWL Design	Jamaica	76734

OCTOBER'S VERY OWN	Japan	6168457
OCTOBER'S VERY OWN	Japan	5867144
OVO	Japan	6157512
OVO	Japan	5885471
OVO	Japan	6289518
OWL Design	Japan	6257755
OWL Design	Japan	6157513
OWL Design	Japan	5860012
OCTOBER'S VERY OWN	Malaysia	2018062332
OVO	Malaysia	2018062155
OWL Design	Malaysia	2018062329
OCTOBER'S VERY OWN	New Zealand	1095113
OWL Design	New Zealand	1095112
OCTOBER'S VERY OWN	Norway	329593
OVO	Norway	310177
OWL Design	Norway	310566
OCTOBER'S VERY OWN	Republic of Korea	4015049990000
OCTOBER'S VERY OWN	Republic of Korea	4012132190000
OVO	Republic of Korea	4013931690000
OWL Design	Republic of Korea	4015050000000
OWL Design	Republic of Korea	4012043590000
OCTOBER'S VERY OWN	Singapore	40201811367R
OVO	Singapore	40201811368P
OWL Design	Singapore	40201811457T
OCTOBER'S VERY OWN	Taiwan	2075071
OVO	Taiwan	2208372
OVO	Taiwan	02111568
OWL Design	Taiwan	2075072
OCTOBER'S VERY OWN	Thailand	221119125
OWL Design	Thailand	211110809
October's Very Own*	Turkey	4027840
OWL Design*	Turkey	4027827
OCTOBER'S VERY OWN	United Kingdom	UK00913709654
OCTOBER'S VERY OWN	United Kingdom	UK00003245050
OVO	United Kingdom	UK00913706734
OVO	United Kingdom	UK00003460540
OVO Design	United Kingdom	UK00916083561
OWL Design	United Kingdom	UK00911446441
OWL Design	United Kingdom	UK00003460535
OCTOBER FIRM	U.S.A.	6473675
OCTOBER FIRM & Design	U.S.A.	6156003
OCTOBER'S VERY OWN	U.S.A.	4894081
OG OWL	U.S.A.	7895680
OOVOO & Pom Pom Design	U.S.A.	5101007
OVO ATHLETICS	U.S.A.	5592732
OVO COLLEGIATE	U.S.A.	7895679
OVO ESSENTIALS	U.S.A.	7895682
Owl Design	U.S.A.	4903492
OCTOBER'S VERY OWN	U.S.A.	6055899
OVO	U.S.A.	6269044
OCTOBER'S VERY OWN*	Vietnam	40617310
OWL Design*	Vietnam	40617309

*Denotes a pending application that is included provisionally on this Schedule A but shall not be deemed to be included as a ‘Registration’ on this Schedule A unless and until such time as it is officially registered with the applicable trademark office, if ever.

This Schedule B is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE B

Distribution Channels & Approved Accounts

Distribution Channel	Approved Accounts	Permitted E-Commerce Sites of Approved Accounts
Department Stores	[***]	[***]
Off-Price	[***]	[***]
Clubs	[***]	[***]
E-Commerce	[***]	[***]
Specialty and Collaboration	[***] See Schedule B-1 Accounts authorized under Existing Licensee Collaborations and with Licensee Collaboration Partners are Approved therefor.	Any E-Commerce Site of a specialty or collaboration retailer that is an Approved Account that is branded with the same banner as such Approved Account
Sports Apparel	[***]	[***]
Licensee Operated Retail	All existing and future Retail Locations operated by Licensee or its Affiliate Operators under this Agreement	N/A
Licensee Operated E-Commerce	All E-Commerce Websites operated by Licensee or its Affiliate Operators under this Agreement	www.octobersveryown.com

This Schedule B-1 is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE B-1

Additional Specialty and Collaboration Approved Accounts

[***]

This Schedule C is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE C

Authentic Membership

1.
Overview. Licensor’s affiliate and ABG’s subsidiary, ABG-DIGITAL LLC (“ABG Digital”), has developed and may offer and/or operate, in each case, by itself and/or through one or more of its designee(s), a multi-brand membership program currently called ‘AUTHENTIC MEMBERSHIP’ (but which may be called any other name/brand as determined by ABG Digital, in its sole discretion) (“Authentic Membership”). From and after the date hereof, all references in the Agreement to “ABG” or “Authentic Brands Group LLC” shall be deemed to be references to, individually and collectively, Authentic Brands Group LLC and ABG Digital; and ABG Digital shall be deemed to be a Licensor Indemnified Party and, as applicable, a third-party beneficiary of the Agreement.

2.
Authentic Members. For purposes of this Agreement, “Authentic Members” shall be defined as: end consumers who (a) enroll to receive a free trial membership of Authentic Membership, and/or (b) enroll to become members of Authentic Membership and are then-currently paying subscription fees to ABG Digital (or its designee(s)) therefor (i.e. active members whose membership has not lapsed, terminated or expired).

3.
Participation in Authentic Membership. From and after the date hereof, during the Term, Licensee hereby agrees to (a) participate in Authentic Membership, and (b) offer and provide the Authentic Benefits (as defined below) to Authentic Members in the Territory, in each case, at Licensee’s cost and expense, without limiting any of Licensee’s other obligations under the Agreement, as set forth in greater detail herein.

4.
Components of Authentic Membership.

(a)
Authentic Benefits. During the Term, as part of Licensee’s participation in Authentic Membership, Licensee shall offer and provide the following benefits to all Authentic Members who purchase Licensed Products through the E-Commerce Website and (as applicable) the Authentic Marketplace:

(i)
a discount of at least [***] off the final sale price of Licensed Products (but in each case excluding gift cards, if applicable) purchased by Authentic Members through the E-Commerce Website and (as applicable) the Authentic Marketplace, in each case, which shall be applied at checkout pre-tax and pre-shipping, after all other applicable promotions, markdowns, and other discounts are applied;

(ii)
free shipping on all orders of Licensed Products (but in each case excluding gift cards, if applicable), it being understood and agreed that free shipping shall be applicable to the standard shipping method offered on the E-Commerce Website and (as applicable) the Authentic Marketplace (the “Authentic Shipping Benefit”); and

(iii)
any other applicable offers, promotions, or other benefits that are mutually agreed upon by Licensee and ABG Digital (all of the foregoing as described in items (i)-(iii) are, individually and collectively, the “Authentic Benefits”).

(b)
Onboarding Requirements. Licensee hereby acknowledges and agrees that, in addition to Licensee providing the Authentic Benefits to Authentic Members, Licensee shall do the following as part of Licensee’s participation in Authentic Membership:

(i)
implement code required onto the E-Commerce Website, including but not limited to into theme, in each case, as agreed between Licensee, on the one hand, and Licensor and/or ABG Digital, on the other hand;

(ii)
enable [***] as an alternative payment method in checkout on the E-Commerce Website;

(iii)
install any and all necessary apps (which, as of the date hereof, consists of [***]), as determined by ABG Digital in its sole discretion, to allow ABG Digital to receive Licensee’s unified product feed from the E-Commerce Website to leverage and otherwise utilize in connection with Authentic Membership;

(iv)
create a collection of products to be excluded from the Authentic Benefits, which shall be limited to products that are not Licensed Products for sale on the E-Commerce Website (including by way of example and not limitation e-gift cards and package insurance) (“Excluded Collection”). Licensee shall share the Excluded Collection with Licensor for its prior review and Approval;

(v)
share with Licensor the shipping method that shall be applicable for the Authentic Shipping Benefit; and

(vi)
ensure that Licensee’s promotions are stackable with the Authentic Benefits.

(c)
Service Providers. Licensee shall participate in Authentic Membership at Licensee’s sole cost and expense, including by way of example and not limitation, by providing the Authentic Benefits, and by using commercially reasonable efforts to contract directly with ABG Digital’s designated service providers, including but not limited to [***], on terms to be negotiated and agreed upon directly between Licensee and such Service Provider; it being understood that ABG Digital shall have the right to review and approve any agreement between Licensee and any Service Provider in connection with the E-Commerce Website and/or Authentic Membership. In the event of any claims, controversies, discrepancies, or other issues between Licensee and any Service Provider, Licensee shall deal directly with such Service Provider and look solely to such Service Provider with respect thereto and to resolve any of the foregoing. Licensee acknowledges and agrees that neither Licensor nor ABG Digital shall be liable or responsible in any event in connection with any of Licensee’s dealings with any Service Provider or any Authentic Members. In the event that Licensor and/or ABG Digital terminates its relationship with any Service Provider with respect to Authentic Membership, then upon Licensor and/or ABG Digital (as the case may be) providing notice to Licensee of the same, Licensee shall use commercially reasonable efforts to cease using such Service Provider in connection with Authentic Membership (provided Licensee shall not be required to breach or pay a penalty under any then-current terms of its agreement with any Service Provider).

(d)
Licensee Data. Licensee agrees that Licensee is responsible for obtaining any and all necessary rights, permissions, consents, and licenses for the use of the data, information, images, product descriptions, and other content, including but not limited to Authentic Member purchase history and order numbers, provided or made available by Licensee to ABG Digital in connection with Licensee’s participation in the Authentic Membership (“Licensee Data”), to the extent required for purposes of inputting, uploading into, and/or operating the Authentic Membership. Licensee agrees that it has the legal right and authority to access, use and disclose to ABG Digital any Licensee Data. Licensee authorizes Licensor and ABG Digital to access, process, use and disclose the Licensee Data as permitted under this Agreement and as is otherwise necessary to perform and fulfill its obligations hereunder.

5.
Customer Service.

(a)
ABG Digital. ABG Digital, itself or through one or more Service Provider(s) or other designee(s), may provide Authentic Members with customer service to address issues relating to membership management, including billing, renewal, cancellation and member portal issues. Any such customer service services provided by ABG Digital and/or service providers, as applicable, shall be subject to the policies of ABG Digital and/or its designee(s).

(b)
Licensee. Licensee shall be solely responsible for providing service to Authentic Members (including potential Authentic Members who attempt to checkout with Authentic Membership Product on the E-Commerce Website) for any and all issues related to any of the E-Commerce Website and Licensed Products, including but not limited to issues arising from the processing of Customers’ payments, refunds, shipping questions and updates, and/or disputes about the quality of products or services, or any other issues arising out of or relating to any one or more of the E-Commerce Website, Licensee Data, End User Data, and/or Customers.

6.
Advertising, Marketing and Promotion of Authentic Membership. As part of its participation in Authentic Membership, Licensee hereby acknowledges and agrees that ABG Digital shall have the right, but no obligation, to provide advertising, marketing, and promotion of the Authentic Membership, and the Licensed Property, to Licensee and/or the E-Commerce Website, among other things, in various forms (e.g., website, social media, email, etc.). In this connection, to the extent ABG Digital (itself or by virtue of its parents, subsidiaries, or affiliates) does not already have such rights, and to the extent Licensee has the right to grant such rights pursuant to the terms hereof, Licensee hereby grants ABG Digital (and its parents, subsidiaries, affiliates, and designees) for any period during the Term in which Licensee is participating in the Authentic Membership, the royalty-free, fully-paid, non-exclusive, irrevocable (solely during the period during the Term in which Licensee is participating in the Authentic Membership), worldwide right and license to use, reproduce, distribute, and otherwise exploit Licensee’s logos, trademarks, copyrights, images, content, descriptions (e.g., of Licensed Products), and other identifiers, assets, and intellectual property (and similar) rights for and in connection with such advertising, marketing, and promotion, and otherwise in connection with the operation of the Authentic Membership, in each case, in all media whether now known or hereafter devised and subject to the terms and conditions of this Agreement.

7.
Authentic Materials.

(a)
ABG Digital may provide Licensee with access to ABG Digital’s own proprietary materials (individually and collectively, “Authentic Materials”) for use solely as part of Licensee’s participation in Authentic Membership and/or various elements thereof (e.g., checkout pages), including, without limitation certain ‘AUTHENTIC MEMBERSHIP’ logos, trademarks, checkout buttons, or other identifiers or assets for Licensee’s use in accordance with the terms and conditions of this Agreement (“Authentic Marks”). Any and all use and functionality (as applicable, e.g., for checkout buttons) of the Authentic Materials (including, without limitation, the Authentic Marks) shall be subject to ABG Digital’s prior written approval, in its sole discretion; and Licensee shall not use any of the Authentic Materials to advertise, market or promote Authentic Membership without ABG Digital’s prior written approval in each instance. For the avoidance of doubt, as between the Parties and ABG Digital, ABG Digital (or its designee(s)) owns and retains all rights to: (i) the Authentic Materials, the Authentic Marks, the Authentic Membership, and all improvements, enhancements or modifications thereto, (ii) End User Data, (iii) Usage Data (as defined below), (iv) any software, applications, inventions or other technology developed by or on behalf of ABG Digital in connection with providing access to Authentic Membership or any portion thereof, and (v) all rights in and to any of the foregoing, excluding any Licensee Data in any of the foregoing. The Authentic Materials shall be deemed to be Brand Rights for purposes of the Agreement.

(b)
Licensee shall only use the Authentic Marks in the form and style the Authentic Marks are provided to Licensee and approved by ABG Digital, and in accordance with any instructions provided by ABG Digital from time to time. ABG Digital may provide Licensee with style or usage guidelines for Authentic Marks from time to time, including such things as size, color or placement. Unless ABG

Digital and Licensee agree otherwise, Licensee shall use the Authentic Marks only in a way that is consistent with those guidelines, subject to ABG Digital’s prior written approval in each instance. Licensee will update Licensee’s use of the Authentic Marks to conform to changes in ABG Digital’s guidelines as promptly as possible after ABG Digital provides Licensee with notice of the change. Licensee may not use any Authentic Marks or the word “Authentic”, any confusingly similar name or trademark, in the name of Licensee’s product or service, or domain name, without the prior written approval of ABG Digital. Licensee shall not display, copy, modify or transmit the Authentic Marks in any way except as described in this Agreement or otherwise agreed in writing by ABG Digital. Licensee acknowledges and agrees that Licensee’s use and exercise of the Authentic Marks and any other Authentic Materials, and all goodwill associated therewith, shall inure solely to the benefit of ABG Digital (or Licensor, as applicable).

(c)
ABG Digital may limit or revoke Licensee’s ability and/or permission to use the Authentic Materials (including, without limitation, the Authentic Marks) at any time, in whole or in part, in ABG Digital’s sole discretion. All rights not provided in this Agreement are expressly reserved by ABG Digital (or Licensor, as applicable).

8.
Disclaimer. THE AUTHENTIC MEMBERSHIP, AUTHENTIC MEMBERSHIP STOREFRONT APP, AUTHENTIC MARKETPLACE, ANY AND ALL SERVICES PROVIDED BY OR ON BEHALF OF LICENSOR OR ABG DIGITAL IN CONNECTION WITH THE AUTHENTIC MEMBERSHIP AND AUTHENTIC MARKETPLACE, THE AUTHENTIC MATERIALS, AND ANY DASHBOARD FOR THE AUTHENTIC MEMBERSHIP AND AUTHENTIC MARKETPLACE ARE PROVIDED ON AN "AS IS" AND “AS AVAILABLE” AND “WITH ALL FAULTS” BASIS. NEITHER LICENSOR NOR ABG DIGITAL NOR ANY OF THEIR RESPECTIVE PARENTS, SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE AUTHENTIC MARKETPLACE OR AUTHENTIC MEMBERSHIP, INCLUDING WITHOUT LIMITATION: (a) THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT; (b) THAT THE AUTHENTIC MEMBERSHIP, AUTHENTIC MEMBERSHIP STOREFRONT APP, AUTHENTIC MARKETPLACE, ANY SERVICES PROVIDED BY OR ON BEHALF OF LICENSOR OR ABG DIGITAL IN CONNECTION WITH THE AUTHENTIC MEMBERSHIP OR AUTHENTIC MARKETPLACE, THE AUTHENTIC MATERIALS, OR ANY DASHBOARD FOR THE AUTHENTIC MEMBERSHIP OR AUTHETIC MARKETPLACE WILL MEET LICENSEE’S REQUIREMENTS, WILL ALWAYS BE AVAILABLE, ACCESSIBLE, UNINTERRUPTED, TIMELY, SECURE, OR OPERATE WITHOUT ERROR OR THAT ALL ERRORS WILL BE CORRECTED; AND (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE. NO ADVICE, DIRECTION, DESIGNATION, OR OTHER INFORMATION, WHETHER WRITTEN OR ORAL OR OTHERWISE, OBTAINED FROM LICENSOR, ABG DIGITAL, ANY OF THEIR DESIGNEES, OR ELSEWHERE SHALL CREATE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO THE AUTHENTIC MEMBERSHIP OR AUTHENTIC MARKETPLACE NOT EXPRESSLY STATED IN THIS AGREEMENT. TO THE FULL EXTENT PERMISSIBLE UNDER APPLICABLE LAW, LICENSOR, ABG DIGITAL, AND THEIR RESPECTIVE AFFILIATES DISCLAIM ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE AUTHENTIC MEMBERSHIP AND AUTHENTIC MARKETPLACE.

9.
Miscellaneous.

(a)
Cooperation. Without limiting any of Licensee’s obligations under the Agreement, Licensee agrees to use commercially reasonable efforts to cooperate in good faith with Licensor, ABG Digital and Service Providers, in each case as applicable, to (i) integrate and update functionality to participate in Authentic Membership, (ii) provide the Authentic Benefits, (iii) launch the Authentic Membership Product on the E-Commerce Website as described herein.

(b)
Restrictions. Licensee will not allow anyone other than Licensee’s authorized users to use, access or modify the Authentic Membership Storefront App or any related code from Licensee’s Shopify account used to operate the E-Commerce Website. Licensee will not: (i) attempt to interfere with or disrupt the Authentic Membership (or any related systems or networks) or use the Authentic Membership other than in accordance with the terms and conditions of the Agreement; (ii) copy, modify or distribute any portion of the Authentic Membership; (iii) rent, lease, or resell any of the technology used for or in connection with the Authentic Membership; (iv) perform or attempt to perform any actions that would interfere with the normal operation, or prevent access to or use by other Authentic Members or other merchants that participate in Authentic Membership (and Licensee shall use commercially reasonable efforts designed to ensure that any code releases will not impact or degrade the Authentic Membership experience or any of the Authentic Benefits); or (v) use any of the Authentic Membership in a manner that violates the Agreement. In addition, Licensee will not reverse-engineer or access the Authentic Membership to build any competitive product or service.

(c)
Access. ABG Digital may suspend or terminate Licensee’s access to the Authentic Membership and/or Authentic Membership Product at any time, with or without cause, upon notice to Licensee, in each case, without prejudice to any of Licensor’s or ABG Digital’s rights and remedies under the Agreement.

(d)
Usage Data. ABG Digital (and its designee(s)) may collect and analyze data and other information relating to the provision, use and performance of the Authentic Membership, the Authentic Benefits, and related systems and technologies (“Usage Data”) in order to improve and enhance the Authentic Membership. Insights drawn from Usage Data may be disclosed to Licensor and other users of the Authentic Membership in connection with their respective use of the Authentic Membership, subject to any applicable policies and/or terms and conditions.

(e)
End User Data. Licensee shall disclose to its Customers that Shopify (or such other applicable entity(ies) designated by ABG Digital for Authentic Membership) is/are Licensee's checkout provider for the E-Commerce Website, and that ABG Digital and/or Shopify (or their respective designee(s)) may collect information from and/or about Authentic Members and their interaction with Authentic Membership and/or the E-Commerce Website (“End User Data”) in connection with the Authentic Membership. Licensee agrees that it will only use End User Data as permitted by the Agreement, and in accordance with all applicable Laws and policies. Licensor reserves all rights with respect to the use and other exploitation of End User Data.

(f)
Confidentiality. The confidentiality provisions set forth in Section 12 of the Standard Terms are hereby incorporated by reference and shall apply, mutatis mutandis, to ABG-Digital. Licensor will cause ABG-Digital to comply with such confidentiality obligations.

This Schedule C-1 is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE C-1

E-Commerce Capabilities

To the extent applicable, Licensee represents and warrants to Licensor that Licensee has the following capabilities and is capable of performing, and shall perform, each of the following functions with respect to sales of Licensed Products on the Authentic Marketplace:

Shipping:

•
Licensee’s distribution and fulfillment centers are dropship-enabled
•
Licensee can pick, pack and ship packages of Licensed Products
•
Licensee can and shall ship Licensed Products within three (3) business days of receiving standard orders

Product Information:

•
Licensee can and shall deliver the following data to Licensor or its designee as requested thereby, subject to Licensor’s Approval in each instance:
o
Pricing for each Licensed Product
o
Product Name for each Licensed Product
o
Product Description for each Licensed Product
o
At least 3 high resolution images for each color variant of each Licensed Product
o
Color of each Licensed Product
o
Size of each Licensed Product
o
SKU of each Licensed Product (down to variant level (e.g., size, color))
o
UPC of each Licensed Product

Inventory Management:

•
Licensee can and shall submit accurate inventory feeds to Licensor or its designee daily, using one of the following platforms: EDI, API, Shopify or CSV

Order Management:

•
Licensee can and shall deliver the order feed automatically to Licensor or its designee, using one of the following platforms: EDI, API, Shopify or CSV

Returns:

•
Licensee can and shall receive returned Licensed Products, exchange Licensed Products and restock Licensed Product(s)

This Schedule C-2 is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE C-2

Data Privacy Requirements

To the extent applicable, these Data Privacy Requirements (“Requirements”) govern Licensee’s Handling of Personal Information, as defined below, with respect to the sale of Licensed Products on the Authentic Marketplace. Licensee acknowledges that the privacy and protection of the personal information of Licensee’s and Authentic Brands Group LLC’s customers and compliance with Applicable Privacy Laws (defined below) are of the utmost importance to Licensor. Licensee’s full and timely compliance with these Requirements is essential to its relationship with Licensor with respect to the sale of Licensed Products on the Authentic Marketplace.

1. In connection with its sale of Licensed Products on the Authentic Marketplace, Licensee may be provided with, access or otherwise receive personal information that identifies or may be associated with an individual (including without limitation customer name, membership number, telephone number, mailing address, e-mail address, details of orders, order processing and fulfillments, credit card data, location data, and an online identifier and other data related to customers), and information related to Licensor’s employees and independent contractors, or any other information defined as “personal data,” “personal information,” “personally identifiable information” or any similar term pursuant to Applicable Privacy Laws, in each case related to such sales of Licensed Products on the Authentic Marketplace (“Personal Information”). In connection with its sale of Licensed Products on the Authentic Marketplace, Licensee shall comply with: (a) all applicable data protection, privacy, consumer protection, and marketing laws, regulations, rules, orders, code, policies, notices, decisions, directions, or other binding requirements or guidelines of any governmental or regulatory authority with jurisdiction over any person, activity, or other matter associated with Licensee’s sale of Licensed Products on the Authentic Marketplace, as may be amended from time to time and (b) the privacy policy available via Authentic Marketplace as of the transition date ((a) and (b) together, “Applicable Privacy Laws”). Licensee certifies that it understands and will comply with these obligations and prohibitions related to collecting, selling, retaining, using, or disclosing Personal Information under these Requirements. For the avoidance of doubt, "sell" shall have the same meaning as in the California Consumer Privacy Act of 2018 (“CCPA”).To the extent Licensee discloses Personal Information outside of the direct business relationship between Licensor and Licensee, Licensee shall do so in compliance with the CCPA and other Applicable Privacy Laws subject to the terms, conditions, and limitations of this Agreement. As between Licensor and Licensee, Licensor shall own all right, title and interest to all Personal Information and will be the “Data Controller” under certain state consumer privacy acts, and a “Business” under the CCPA.

2. In connection with its sale of Licensed Products on the Authentic Marketplace, Licensee shall (a) collect, use, disclose, access, retain, copy, share, sell, rent, barter, provide, collect, summarize, aggregate, anonymize, de-identify, modify, process, correlate or otherwise analyze in any way (“Handle” or “Handling”) Personal Information solely in connection with its sale of Licensed Products on the Authentic Marketplace and in accordance with the specific documented instructions Licensee has received from Licensor, including as set forth herein, unless otherwise required by applicable law (after written notice to Licensor of such requirement unless such notice is prohibited by applicable law); (b) treat Personal Information as the Confidential Information of Licensor in accordance with its confidentiality obligations to Licensor, provided that Personal Information shall not be subject to any disclosure exclusions in Section 12(b) of the Standard Terms; (c) impose a comparable duty of confidentiality on any persons authorized by Licensee to Handle Personal Information in compliance with Section 3 below; and (d) not Handle Personal Information except as expressly permitted in these Requirements or permitted by applicable law.

3. If Licensee reasonably considers it necessary in connection with its sale of Licensed Products on the Authentic Marketplace, to transfer, make accessible, or otherwise disclose any Personal Information to a third party (other than carriers delivering Products to customers), such as an agent or affiliate of Licensee or a third-party logistics provider, Licensee shall obtain Licensor’s prior written consent and shall enter into a written agreement with the third party that requires such third party to treat Personal Information in accordance with the terms of these Requirements and not use Personal Information for any purpose other than to perform Licensee’s obligations hereunder. Licensor shall be a third-party beneficiary of such agreement. All acts and omissions of the third party relating to the Personal Information shall be deemed to be those of Licensee under these Requirements, and any breach of the third party of its obligations shall be deemed to be a breach of Licensee’s obligations under these Requirements.

4. In connection with its sale of Licensed Products on the Authentic Marketplace, Licensee shall also (a) establish and maintain security procedures and practices to protect the security and confidentiality of Personal Information, including no less than industry standard physical, technological and administrative safeguards to prevent the unauthorized Handling of, damage to, or loss, destruction, or corruption of such Personal Information or successful circumvention of such safeguards (collectively, a “Security Incident”); (b) promptly (and in any case within [***]) notify Licensor of any individual’s requests or complaints received by Licensee with respect to the Handling of Personal Information, not respond to any such request or complaint (unless expressly authorized by Licensor to do so) and, upon request, provide reasonable assistance to Licensor for the fulfillment of Licensor's obligation to honor requests by individuals (or their representatives) to exercise their rights under Applicable Privacy Laws; (c) amend any Personal Information upon Licensor’s request; (d) provide Licensor with the results of any regular, independent, third-party audit of Licensee’s data security practices or facilities upon reasonable request by Licensor; and (e) allow Licensor the right to audit, during business hours and at most once during any [***] (unless violations are reasonably suspected), the information reasonably necessary to assess Licensee’s compliance with these Requirements and the Applicable Privacy Laws, provided that Licensor shall provide reasonable advance notice and bear the reasonable costs for any such audit, subject to the terms and conditions of this Agreement. Licensee will provide information and assistance reasonably requested by Licensor to demonstrate Licensee’s compliance with its obligations under these Requirements and assist Licensor in meeting its obligations under Applicable Privacy Laws

5. Licensee will promptly (and in all cases within [***]) notify Licensor of any complaints received or any notices of investigation or non-compliance from any governmental or regulatory authority or agency related to Personal Information and will cooperate with Licensor and assist in any such investigation. Licensee will notify Licensor in writing promptly (and in all cases within [***]) of any actual Security Incident. After providing notice, Licensee will investigate any Security Incident, take all necessary steps to eliminate or contain the Security Incident and keep Licensor informed of the status and cause of the Security Incident and all related matters. Licensee will, at its sole cost and expense, rectify any alleged breaches of Licensee’s obligations under these Requirements to the reasonable satisfaction of Licensor. Licensee will provide reasonable assistance and cooperation requested by Licensor in the furtherance of any correction, remediation, investigation or recording of any Security Incident and/or the mitigation of any potential damage.

6. Licensee will securely destroy and delete Personal Information on a regular basis to ensure that it is not storing Personal Information for longer than is reasonably necessary in connection with its sale of Licensed Products on the Authentic Marketplace. On request by Licensor from time to time, Licensee shall destroy Personal Information in any format in its possession or control in a manner reasonably acceptable to Licensor. If Licensee ceases its sales of all Licensed Products on the Authentic Marketplace, Licensee shall (a) cease all use of Personal Information in any format for any purpose, (b) provide Licensor with a complete copy of all Personal Information in Licensee’s possession or control, and (c) certify in writing to Licensor that Licensee has destroyed all such Personal Information in any format in its possession or control in a manner reasonably acceptable to Licensor. Notwithstanding the foregoing, Licensee may retain Personal Information: (i) contained in automated backup, archival, or disaster recovery systems that are not readily accessible for routine deletion, provided that such copies are deleted in the ordinary course in accordance with Licensee's standard record retention and deletion schedules; (ii) as required by applicable law; and (iii) that is directly relevant to a pending, threatened, or reasonably anticipated third-party claim, dispute, or litigation where both Licensee and Licensor are named, provided that all such retained Personal Information remains subject to the Requirements for so long as it is retained.

This Schedule D is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE D

STANDARD TERMS & CONDITIONS

(“Standard Terms”)

These Standard Terms, together with the Commercial Terms and any other schedules, exhibits, attachments or addenda to either (collectively, the “Agreement”), collectively: (a) represent the complete agreement of Licensee and Licensor with respect to the subject matter hereof; (b) are fully binding on the Parties hereto; and (c) supersede all previous documents and negotiations.

1.
GRANT OF LICENSE.

(a)
Licensed Rights. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee during the Term, the non-transferrable, non-assignable (except as expressly permitted under Section 14 of the Standard Terms of this Agreement), non-sub-licensable (except sub-contracting, or to Licensee Collaboration Partners as expressly permitted pursuant to Section 7(c) of the Commercial Terms or to Affiliate Operators as expressly permitted pursuant to Section 1(d)(iii) of these Standard Terms), indivisible right and license, to utilize and exploit the Licensed Property solely for and in connection with:

(i)
the design, manufacture, promotion, marketing, distribution and sale of the Licensed Products to/through the Approved Accounts located within the Territory;

(ii)
the development and operation of Retail Locations in the Core Territory (and any part of the Option Territory as may be agreed upon by Licensee and Licensor in writing);

(iii)
the development and operation of the E-Commerce Website for distribution of Licensed Products to end consumers into the Territory;

(iv)
[***];

(v)
[***]; and

(vi)
the Advertising & Promotion of the Licensed Products, solely within the Territory ((i)-(vi), collectively, the “Licensed Rights”).

(b)
Licensee shall not, nor shall Licensee permit others (including any Approved Account) to: (i) distribute or sell any Licensed Products either outside the Territory, or to any accounts other than the Approved Accounts; (ii) distribute or sell any Licensed Products to any party that Licensee knows, or has reason to know, is likely to sell such Licensed Products either outside the Territory, or to any accounts other than the Approved Accounts, or (iii) solicit, engage in any Advertising & Promotion of, or otherwise exploit the Licensed Products, either outside the Territory or in a manner inconsistent with the distribution or sale of the Licensed Products to/through the Approved Accounts; provided that Approved Accounts may only sell Licensed Products to their own individual end customers in the portion of the Territory in which they are located. Licensee shall use commercially reasonable efforts to actively exercise the Licensed Rights, at all applicable times in accordance with this Agreement, and protect the Licensed Rights granted to Licensee hereunder. For clarity, Licensee shall not be restricted from (A) operating, or allowing Approved Accounts to sell Licensed Products through, authorized E-Commerce Sites in manner that allows such E-Commerce Site to be [***], so long as Licensed Products are not shipped or sold outside of the applicable portion of the Territory and are only for sale, shipment, and distribution to end consumers in the portion of the Territory where such Approved Account is an Approved Account only; or (B) engaging in Advertising & Promotion activities on the Internet (including social media accounts) in a manner that [***].

(c)
Assets. In the event that Licensor provides Licensee with other assets of or relating to the Licensed Property (e.g., photographs, marketing materials, etc.) that are not included in the Licensed Property (“Assets”) to be used in, on or in connection with Licensed Products or the Advertising & Promotion thereof, Licensee hereby acknowledges that Licensor may not be the owner of the same (or of certain rights therein), and any use or other exploitation of the same by or on behalf of Licensee shall be subject to the terms of this Agreement as well as those terms which are applicable to Licensee’s use of the Assets, whether pursuant to Licensor’s agreement with the owners thereof or otherwise (“Asset Terms”). Upon Licensee’s written request, Licensor will use commercially reasonable efforts to provide Licensee with any available Asset Terms for Assets that Licensor provides to Licensee. Nothing contained herein shall obligate Licensor to provide any Assets to Licensee, to secure any rights with respect to any Assets not owned by Licensor, or to maintain any agreements which Licensor may have in place for any Assets, and any failure by Licensor to do any of the foregoing shall not be deemed a breach of this Agreement.

(d)
Limits on Licensed Rights.

(i)
Legal Restrictions. Licensee’s exercise of all Licensed Rights, and Licensee’s operation of the Business, shall be exploited, conducted and maintained by Licensee in a lawful and ethical manner and in accordance with the terms of this Agreement, including, without limitation, the Standards of Practice set forth on Exhibit A, which is attached hereto and incorporated herein by reference (“Standards of Practice”). The Licensed Rights granted hereunder are granted subject to the U.S. Export Administration Regulations (“EAR”), International Traffic in Arms Regulations (“ITAR”), sanctions administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all other export control and sanctions Laws (as hereinafter defined) applicable to the Parties (collectively, “Trade and Export Control Laws”), and Licensee hereby agrees not to use, disclose, license, sub-license, or otherwise exploit the Licensed Property in violation of any Trade and Export Control Laws. Notwithstanding anything to the contrary set forth in this Agreement, the Territory authorized under this Agreement excludes the following countries or regions: Cuba, Iran, Burma (Myanmar), Sudan, North Korea and Syria. Further, Licensor may exclude (or add) any additional country or region from the Territory, by written notice to Licensee, upon the occurrence or imposition of any sanctions, embargo, trade ban (or the lifting of any of the foregoing) relating to such country or region imposed by any government entity with jurisdiction over Licensor or any of its affiliates or by internal corporate mandate. If a country or region becomes prohibited by Laws, the prohibition shall be automatic as of the effective date of such Laws without need of any notice from Licensor. It is Licensee’s responsibility to monitor any such changes.

(ii)
No Sub-Branding or Co-Branding. Except as otherwise set forth in the Commercial Terms, Licensee hereby acknowledges and agrees that no Licensed Product shall be sub-branded or co-branded, nor shall any Licensed Products be sold or otherwise distributed under any marks or brand other than the Licensed Property, in each case, without Licensor’s Approval.

(iii)
Sub-Contractors; Affiliate Operators.

(A)
[***].

(B)
Licensee shall use Licensee’s best efforts to ensure that all Sub-Contractors abide by the terms of this Agreement, including, without limitation, the Standards of Practice. All acts and omissions of all Sub-Contractors shall be deemed to be the acts and omissions of Licensee for all purposes of this Agreement, and Licensee shall be responsible and liable for any and all acts and omissions of any Sub-Contractor. In the event of a breach of this Agreement (including, without limitation, the Standards of Practice) by any Sub-Contractor, which breach, to the extent curable, is not cured within the applicable cure period (if any, as provided to Licensee, in each instance hereunder) of Licensee’s receipt of written notice from Licensor specifying the nature of such Sub-Contractor’s breach, Licensor shall have the right to: (I) cause Licensee to terminate such Sub-Contractor’s ability to operate any and/or all portions of the Business hereunder; and/or (II) proceed with a claim and/or action directly against such Sub-Contractor. Licensee hereby acknowledges that no such Sub-Contractor shall have an opportunity to cure any breach which, by its terms or implication, cannot be cured. In the event that Licensor exercises its option set forth in Section 1(d)(iii)(B)(I) above, then Licensee shall terminate such Sub-Contractor’s ability to operate any and/or all portions of the Business hereunder, and in the event that Licensor exercises its option set forth in (B)(II) above, Licensee shall cooperate with Licensor in connection with such claim and/or action, pursuant to Section 5(c) of the Standard Terms below.

(C)
Affiliate Operators. The Parties hereby acknowledge that Licensee has authorized and/or may authorize each of the following of Licensee’s wholly- or majority-owned affiliate and/or subsidiary entities to service certain of Licensee’s Business operations under this Agreement: October’s Very Own Merchandising Inc. (an Ontario corporation), October’s Very Own Merchandising Canadian Partner Inc. (an Ontario corporation), October’s Very Own Merchandising (an Ontario general partnership), October’s Very Own Merchandising Inc. (a Delaware corporation), October USA, LLC (a California limited liability company), October’s Very Own Merchandising US, LP (a California limited partnership), October’s Very Own Merchandising Ltd. (a UK company), BN Opco, LLC (a Delaware limited liability company), V Opco, LLC (a Delaware limited liability company) and any other entities that the parties may agree in writing in the future (“Affiliate Operator(s)”); and the Parties agree that each such Affiliate Operator may exercise and/or perform such obligations under the Agreement relating to such Business operations pursuant to the terms and conditions of this Agreement, including by exercising the rights licensed to Licensee under Section 1(a) of the Standard Terms. Licensee shall inform all Affiliate Operators of the terms, conditions, and requirements under this Agreement and shall ensure that all Affiliate Operators comply with the same. Licensee hereby represents and warrants to Licensor that Affiliate Operator is, as of the Effective Date, and shall remain at all times thereafter during the Term, either majority-owned and/or controlled (whether such control arises by means of ownership, agreement or otherwise) by Licensee or under common ownership with Licensee. Licensee shall notify Licensor in writing in advance of any proposed change to such Affiliate Operators for Licensor’s prior written Approval in each instance. Upon an Affiliate Operator’s failure to perform and observe any agreement, covenant, representation, warranty, term, and/or condition of the Agreement to be performed or observed by it, Licensee promptly shall perform and observe such agreement, covenant, representation, warranty, term and/or condition, or shall promptly cause the same to be promptly performed or observed. All acts and omissions of the Affiliate Operators, individually and collectively, shall be deemed to be the acts and omissions of the Licensee for all purposes of this Agreement.

(e)
Reserved Channels/Products. Licensee hereby acknowledges and agrees that, for purposes of this Agreement: (i) the ‘Territory’ specifically excludes all of the following: (A) military bases and exchanges, and (B) each of the following that may be located in, pass through and/or do business in, any country technically located in the Territory: duty-free stores, travel retail stores, airlines and/or aircrafts, cruise ship lines and transportation service companies; and (ii) notwithstanding anything to the contrary contained in the Agreement, the ‘Products’ specifically exclude all of the following (even if such products are the same as or substantially similar to the Licensed Products in styling, materials, componentry, color and/or the like): (A) all ASI Articles and Decorated ASI Articles to be sold to/through ASI Channels and solely for products that will ultimately be Decorated ASI Articles (for clarity, excluding Sports Licensed Products prior to but not following a Sports Reversion and subject to the Licensee’s distribution rights for Sports Licensed Products to/through Licensee Reserved Sports Accounts following a Sports Reversion), (B) uniforms (e.g., teams, schools, professional, etc.) except for Sports Licensed Products prior to (but not following) a Sports Reversion and subject to the Licensee’s distribution rights for Sports Licensed Products to/through Licensee Reserved Sports Accounts following a Sports Reversion, (C) all products that are infused with alcohol and/or that contain cannabidiol (aka CBD Oil), cannabinoids, psilocybin, or any other similar or related ingredients, (D) any and all gift-with-purchase products and any and all purchase-with-purchase products (e.g., those offered together with fragrance, beauty, or other products), and (E) all digital, virtual, or interactive products, features, or experiences, now known or hereafter devised, including without limitation, non-fungible tokens/NFTs, cryptocurrency, 3D printables, interactive/video games, virtual reality, avatars, other digital offerings (e.g., icons, screensavers, wallpapers, and ring tones), radio-frequency identification or near field communication (RFID/NFC), augmented reality, mixed reality, software programs, and applications or “apps,” each in all media and platforms (including mobile/wireless) now known or hereafter devised (all of the foregoing are, individually and collectively, the “Reserved Channels/Products”). The

Reserved Channels/Products shall be deemed, for all purposes hereof, to be located outside the Territory, and not included in the Products (or Licensed Products), as applicable. Reserved Channels/Products shall not include products or channels that are expressly Approved by Licensor for sale by Licensee.

2.
CONSIDERATION; PAYMENTS; REPORTS.

(a)
Consideration. As consideration for the Licensed Rights granted herein, Licensee shall comply with all terms and conditions of the Agreement, including, without limitation, paying all amounts due to Licensor, meeting minimum thresholds, and spending all amounts, in each case as and when required hereunder.

(b)
Calculation of Royalties. Licensee shall have the unfettered right to establish the prices that it charges its customers for any Licensed Products sold pursuant to this Agreement; provided, however, that (i) such prices shall be generally consistent with the image, reputation, prestige, and worldwide marketing of the Licensed Property and (ii) solely for purposes of calculating the Royalty due to Licensor, and notwithstanding anything contained in the definition of Net Sales: if Licensed Products are sold to any party directly or indirectly affiliated or under common ownership or control with Licensee at a price less than the regular price charged to other parties, the Royalty due to Licensor shall be computed as though such sales were made to non-related but similarly situated third parties in an arms-length transaction; provided, however, that in the event such sale is an inter-company transfer where the Affiliate Operator purchasing the Licensed Products from Licensee subsequently re-sells them to/through an Approved Account, the Royalty due to Licensor shall be computed on the sale by the Affiliate Operator (e.g., to the Approved Account or to the end consumer of the Retail Locations or E-Commerce Website). In the event that Licensor suspects that Licensee has sold any Licensed Products at a discounted price for purposes of selling other products or services (i.e., as a “Loss-Leader”), whether such sales were made to an affiliate of Licensee or any other third party, Licensor shall be permitted to request, and Licensee hereby agrees to deliver, any and all documentation, backup and support materials, such that Licensor will have sufficient information to evaluate such sales. In the event Licensor reasonably determines that any Licensed Products were sold as a Loss-Leader (and such activity was not Approved in accordance with the terms of this Agreement), it shall constitute a breach of this Agreement by Licensee.

(c)
No Deductions. Except as expressly permitted herein, Licensee may not deduct from, setoff or offset the Royalty or any other amount payable to Licensor for any reason. For purposes of illustration but without limitation, Licensee may not deduct from the GMR or the Royalties: uncollectible accounts, wire transfer fees, bank fees or any other fees associated with making any and all payments to Licensor, slotting fees, advertising or other expenses of any kind (including, without limitation, the Advertising Commitment), the costs incurred in the manufacture, sale, distribution or exploitation of the Licensed Products, collection or payment of Royalties or the conversion of any currency into United States Dollars.

(d)
Payment Allocation. Licensor may, in Licensor’s sole discretion, allocate and apply payments it receives from Licensee hereunder. Partial payment by Licensee to Licensor of any amounts due hereunder shall not, in any circumstance, avoid default by Licensee as to the full amount of any such payments, and Licensee shall not be entitled to any return of the amount of any partial payments in the event of any expiration or termination of this Agreement.

(e)
Taxes.

(i)
[***].

(ii)
[***].

(iii)
[***].

(iv)
[***].

(v)
[***].

(vi)
[***].

(vii)
As between Licensor and Licensee, Licensee shall be solely and exclusively responsible for all costs, fees, and expenses associated with any imposition of fees, fines, taxes, and/or other costs associated with complying with Laws concerning the operation of the Business, including, without limitation, any and all costs, taxes, fees, and expenses that may be imposed on sales of Licensed Products by a government authority in any country and/or region of the Territory (all collectively referred to as “Local Matters”). Licensee shall not take any steps or actions (or fail to take any steps or actions, where such failure would have the same impact), or make any representations, either directly or indirectly, in the name of or on behalf of Licensor, with respect to any Local Matters or otherwise, and Licensee shall not make any appearances or respond to any written or oral inquiries by any third party, without the prior written instruction of Licensor in each instance. Licensee hereby agrees to cooperate fully with Licensor with respect to Local Matters (including, without limitation, by providing Licensor with any documentation or other information requested by Licensor). [***].

(f)
Reports.

(i)
Statements. Within [***] days following the end of each Contract Quarter [***] during the Term, and continuing until all payments required hereunder are made, Licensee shall submit to Licensor, via RoyaltyZone, a complete and accurate statement (each, a “Statement”), detailing: (A) all of the following information for each month included in such Contract Quarter (as well as year-to-date information), cross-referenced by each ‘SKU’ of Licensed Product (identified by seasonal collection, if applicable), and broken down first by each country of the Territory, then by Distribution Channel, then by Approved Account: (I) total estimated Net Sales; provided that such estimated Net Sales will be calculated based on Licensee’s accrued amounts for returns and other Deductions, (II) total quantity (in units) sold, (III) invoiced price, (IV) gross revenue, (V) Licensee’s accrued amounts for Deductions; [***], and (VI) estimated Royalty due to Licensor based on (I); and (B) if and to the extent applicable, Licensee’s itemized expenditures of the Advertising Commitment, including, without limitation, spend by Advertisement (as hereinafter defined) type and by media outlet. In the event that Licensor issues any invoice(s) to Licensee for any payments due and/or owing hereunder, Licensee hereby acknowledges that the same would be done solely as a courtesy to Licensee, and no such invoice shall alter, change or otherwise impact the amount or due date of any such payment (the terms of which shall continue to be dictated by the terms of this Agreement).

(ii)
Year-End Summaries. Within [***] days following the end of the fourth (4th) Contract Quarter of each Contract Year, Licensee shall submit to Licensor, via RoyaltyZone, a complete and accurate statement (“Year-End Summary” and together with the Statements, “Reports”), in the same format as the Statements, detailing all of the same information required for a Statement, in the aggregate, for the applicable Contract Year; provided that such Year-End Summary will include actual total Net Sales calculated based on actual returns and other Deductions, actual Deductions (broken down by Distribution Channel and Approved Account), and actual Royalty due to Licensor.

(iii)
General. Included with each Report, Licensee shall submit to Licensor: (A) a copy of Licensee’s full and complete financial statements for that Contract Quarter or Contract Year, as applicable; and (B) a certification signed by Licensee’s chief financial officer (or an equivalent authorized representative) indicating that such authorized representative of Licensee has reviewed and agrees with all the information contained in such Report. If and when requested by Licensor, Licensee shall provide Licensor with additional information (e.g., Net Sales and/or orders booked/confirmed for Licensed Products by country, Net Sales by specific Approved Accounts and/or Distribution Channel, etc.), and/or backup and support materials, with respect to any item contained in any Report, such that Licensor will have sufficient information to evaluate the sources of any item contained in such Report, and to track Licensee’s Business under this Agreement. Licensor hereby reserves the right to modify the process for submission of Reports (e.g., using a software other than RoyaltyZone, etc.) on reasonable advance written notice to Licensee, but in no event shall Licensor modify the timing or frequency of the same without Licensee’s prior written approval, which approval may not be unreasonably withheld, conditioned or delayed.

(g)
Books & Records; Audit. Licensor’s acceptance of any payment and/or any Statement pursuant to this Agreement is without prejudice, shall not be deemed a waiver by Licensor of any rights afforded to Licensor hereunder, at law or in equity, and shall not preclude Licensor from questioning the correctness thereof at any time or exercising any of its rights related thereto. Licensee shall keep complete and accurate books of accounts and records with respect to its activities and transactions relating to this Agreement, including by way of example and not limitation, manufacture, sale, distribution, Advertising & Promotion, and other exploitation of Licensed Products (“Books & Records”). Licensee shall maintain such Books & Records throughout the Term of this Agreement, and for a period of [***] following the expiration or termination of the Term (the “Retention Period”). During the Term and Retention Period, Licensor, or a third party designated by Licensor (Licensor and such third party being defined, for purposes of this Section 2(g) of the Standard Terms, as an “Auditor”), shall have the right to conduct an audit upon reasonable prior written notice (e.g., [***]) during regular business hours to verify Licensee’s performance and compliance hereunder, including without limitation, by inspecting, examining, copying, making extracts (including in searchable electronic form), and retaining, the Books & Records insofar as they relate to this Agreement, including, without limitation, the computation of Royalties, and other amounts payable to Licensor and/or amounts that Licensee is required to spend under this Agreement, and Licensee hereby agrees to cooperate in good faith with the Auditor in connection therewith (including, without limitation, by providing the Auditor with backup and support documentation related to any Books & Records, e.g., Licensee’s standard wholesale prices for any Products, excel spreadsheets with formulas, etc.). All such Books & Records shall be available at Licensee’s corporate headquarters at the address set forth in this Agreement or otherwise reasonably accessible to Licensee. If requested by Auditor, Licensee shall provide related electronic data including Net Sales, Royalties and Deductions, in electronic form prior to any scheduled audit. In the event Licensee fails to so cooperate with the Auditor: the same shall be deemed a breach of this Agreement by Licensee. Licensor and/or such Auditor shall be permitted to inspect such Books & Records no more frequently than one (1) time during any [***] period, upon reasonable prior written notice to Licensee. In the event that any such inspection is conducted by a third-party Auditor, such Auditor shall agree in advance not to disclose to any third party, or use for the Auditor’s benefit, any Confidential Information (as hereinafter defined) of which the Auditor observes or becomes aware. The Books & Records and all other information provided by Licensee in connection with any audit described in this Section 2(g) of the Standard Terms shall be Licensee’s Confidential Information. If any such inspection reveals a deficit in the amount paid to Licensor equal to [***] or more of the amount payable to Licensor hereunder for the period in question, then Licensee shall also reimburse Licensor for the cost of such audit, including, but not limited to the reasonable costs associated with the Auditor’s lodging, travel, and meals and Licensor’s engagement of such Auditor. Licensor or the Auditor will promptly notify Licensee in writing of any discrepancy (either a deficit or overpayment) revealed by any such inspection. Licensee shall make all payments to Licensor required to be made to eliminate any deficit or underpayment revealed by any such inspection within [***] after Licensor’s written request therefor. Interest, compounded monthly, at the rate of [***] per month (or, if not legally permissible, then at the then maximum legal interest rate) shall accrue on any amount due to Licensor from and after the date upon which said payment is due until the date payment is actually received, whether said late payment was discovered in connection with this Section 2(g) of the Standard Terms or otherwise.

3.
BUSINESS PROJECTIONS; ADVERTISING & PROMOTION.

(a)
Projections. No later than [***] of each Contract Year during the Term and again by [***] of each Contract Year during the Term, Licensee shall submit to Licensor Licensee’s bona fide projections of Licensee’s anticipated and projected Net Sales (“Projections”) for: (i) the remainder of the Contract Year, and (ii) for the next Contract Year.

(b)
A&P Plan. By the [***] of each Contract Year during the Term, Licensee shall submit to Licensor, in a form and with all information as requested by Licensor, a detailed preliminary proposal for Licensee’s Advertising & Promotion of the Licensed Products and/or Licensed Property for the immediately succeeding Contract Year, inclusive of budget (“Preliminary Plan”) for Licensor’s consideration and comment. By fifteen (15) days prior to the end of the fourth Contract Quarter each Contract Year during the Term, Licensee shall submit to Licensor an updated Preliminary Plan intended to serve as the final proposal for Licensee’s

Advertising & Promotion of the Licensed Products and/or Property for the immediately succeeding Contract Year, inclusive of budget (“Proposed Plan”) for Licensor’s Approval. In the event Licensor provides Licensee with comments and/or suggested changes to Licensee’s Proposed Plan, Licensee shall, within ten (10) days of receipt of such comments from Licensor, make appropriate adjustments to the Proposed Plan, and re-submit the same to Licensor for Licensor’s Approval; it being understood that Licensor’s comments and/or suggested changes to the Proposed Plan shall not require Licensee to spend more than the Advertising Commitment. Once Licensee’s Proposed Plan is Approved by Licensor (such Approved Proposed Plan being defined herein as the “A&P Plan”), Licensee shall execute all Advertising & Promotion for the applicable Contract Year pursuant to the terms of such A&P Plan.

(c)
No Promotional Use. Licensee shall entirely not itself, nor shall Licensee permit any third parties to, make use of the Licensed Property or Licensed Products for any promotional purposes (including, without limitation, premium offers, giveaways, sales incentives, charitable giving, donations, gift-with-purchase programs), without Licensor’s Approval in each instance. From the Effective Date until the first A&P Plan is Approved, Licensee’s promotional activities, as the same are being executed by Licensee as of the Effective Date, are hereby pre-Approved.

(d)
No Third-Party Endorsements. Except as expressly contemplated under this Agreement, Licensee shall not contact or solicit any third party, or use the images or services of any such third party, whether as an endorsement, sponsorship or similar activity, in connection with the Licensed Products or the Business, without Licensor’s Approval in each instance.

(e)
Press Releases. [***].

4.
APPROVALS; PRODUCTION.

(a)
Approvals.

(i)
Approval Rights. For purposes of this Agreement, “Approval” (and all grammatical variations thereof, e.g., Approve, Approved, etc.) shall be defined as Licensor’s prior written approval, which may be given or withheld in Licensor’s sole good faith discretion. Four (4) times per Contract Year (prior to commencement of Licensee’s spring, summer, fall and holiday seasons for the Licensed Manufactured Products), the Parties will meet to discuss the Business and seasonal design direction and will in good faith discuss and agree upon updates to the Brand Toolbox and Legal Lines (if applicable) and the exemplars, styles and formats of uses of the Licensed Property and Assets (including, without limitation, Licensed Manufactured Products, Packaging (as hereinafter defined), Advertising & Promotion, any and all other items bearing any of the Licensed Property produced pursuant to this Agreement) (collectively, “Materials”). [***]. Licensee hereby agrees that: (A) no Materials may be released or exhibited publicly, in any manner, unless and until Licensor has Approved the same, (B) all Approved Materials must be re-submitted for Approval each time a revision is made incorporating any material changes that are not otherwise materially consistent with other Materials previously Approved by Licensor, and (C) Licensor’s Approval of Materials hereunder is specifically limited to Approval of the use of the Licensed Property contained therein, and that to the extent any materials owned by third parties (e.g., logos, locations, individuals, etc.) (“Third-Party Materials”) are incorporated therein, Licensee shall be solely responsible for identifying such Third-Party Materials (but for the avoidance of doubt, Licensee shall not be responsible for identifying the [***] that are expressly granted to Licensee pursuant to [***] of the Commercial Terms of the Agreement), and for obtaining an applicable license from the owners of such Third-Party Materials (which, in the case of the [***], may be granted to Licensee pursuant to [***] of the Commercial Terms of the Agreement). Licensor hereby acknowledges and agrees that the following shall be deemed pre-Approved: (I) all Materials created by or on behalf of the Merchandising Business prior to the Effective Date for use in connection with Licensed Products are hereby deemed Approved for use by Licensee, (II) all Materials created by or on behalf of Licensee following the Effective Date for use in connection with Licensed Products are hereby deemed Approved for use by Licensee, so long as, and to the extent that, such Materials are the same as or materially consistent with those made by or on behalf of the Merchandising Business in connection with the Licensed Products prior to the Effective Date hereof, (III) uses of the Licensed Property and Packaging in

Retail Locations that are the same as or materially consistent with those made by Licensee for and in connection with the same type of Retail Location operated by Licensee for the same Licensed Property in the applicable portion of the Territory in its ordinary course of business, (IV) the ‘look and feel’ of Retail Locations that is the same as or materially consistent with the ‘look and feel’ of each type of Retail Location operated by Licensee for each Licensed Property in the applicable portion of the Territory as of the Effective Date for the same type of Retail Location, (V) uses of each Licensed Property on the E-Commerce Website in the Territory, as applicable, that are the same as or materially consistent with those made by the Merchandising Business on the E-Commerce Website in the ordinary course of business prior to the Effective Date, and (VI) the ‘look and feel’, operation, and/or functionality of the E-Commerce Website that is the same as or materially consistent with the ‘look and feel’, operation, and/or functionality of the E-Commerce Website prior to the Effective Date.

(ii)
Approval Process.

(A)
General. Licensor shall respond to each request for Approval (“First Request”) within [***] days of Licensor’s receipt of such request (“Approval Window”); provided, however that Licensor’s silence or failure to respond to any such request prior to the expiration of the Approval Window shall be deemed Licensor’s disapproval the Materials contained in such First Request, and in the case of Licensor’s silence or failure to respond to such First Request, Licensee may resubmit the request to Licensor with a copy to Licensor’s Legal Department via email to legaldept@authentic.com (“Second Request”). Any Second Request sent prior to the expiration of the Approval Window shall be void and of no force or effect. In the event that Licensor is silent with respect to, or fails to reply to, the Second Request within [***] days of Licensor’s receipt thereof, Licensor’s silence or failure to respond to the Second Request shall be [***]. In the event that Licensor expressly disapproves any request by Licensee for Approval, then upon Licensee’s reasonable request, Licensor shall provide Licensee with reasonable explanations and/or information regarding the basis for such disapproval. Licensee hereby acknowledges that Licensor’s Approval of any particular Materials (I) that is expressly provided solely for a given seasonal collection and/or for a specific purpose shall only be deemed an Approval for said collection and/or purpose; and (II) shall not be deemed a legal review of any such Materials, but solely as a process meant to verify that the use of the Licensed Property has been done in a manner that complies with Licensor’s standards for the Licensed Property (including as may be set forth in the Brand Toolbox, as hereinafter defined) and other applicable terms of this Agreement. Licensee shall be required to re-submit any previously Approved Materials that were expressly Approved solely for a given collection or purpose to the extent Licensee wishes to use the same for subsequent collections and/or other purposes that are not otherwise Approved. Licensor hereby reserves the right to modify the process for submission of Approval requests (e.g., using a software other than RoyaltyZone, etc.) on reasonable advance written notice to Licensee, but in no event shall Licensor modify the timing, frequency or requirements of the same without Licensee’s prior written approval, which approval may not be unreasonably withheld, conditioned or delayed.

(B)
Licensed Products. With respect to Licensed Manufactured Products not otherwise Approved by Licensor in accordance with the terms of this Agreement, Licensee shall create and submit to Licensor for Approval, during the above-referenced seasonal meetings or otherwise via RoyaltyZone, Licensee’s concept (“Concept”) for the design of any SKU of Licensed Manufactured Products that it intends to begin selling. After Approval of such Concept, Licensee may create and submit to Licensor for Approval, via personal delivery, messenger or mail, one (1) initial prototype sample (each, a “Prototype”) of any SKU of such Licensed Manufactured Products. In the event Licensee wishes to create any Prototype(s) to become part of a core line of Licensed Manufactured Products that continue across different seasons that is not otherwise Approved in accordance with the terms of this Agreement (“Core Prototype(s)”), then Licensee shall specify the same simultaneously with Licensee’s submission of the Core Prototype to Licensor for Approval. Licensor may decline for such Prototype to be Approved as a Core Prototype, but may Approve it as a Prototype. Following the Approval of a Core Prototype in any season to become part of the core line of Licensed Manufactured Products (“Core Licensed Products”), Licensee shall not be required to re-submit a Core Prototype for the same Licensed Manufactured Product in subsequent seasons, provided, however, that Licensee shall be required to submit Prototypes for non-core Licensed Manufactured Products that are not otherwise Approved in accordance with the terms of this Agreement.

(C)
Packaging. With respect to Packaging not otherwise Approved by Licensor in accordance with the terms of this Agreement, Licensee shall create and submit to Licensor for Approval (via messenger, personal delivery, email, or mail), the Concept for the design of all tags, hangtags, labels, wrapping and other packaging for any Licensed Manufactured Product (collectively, “Packaging”), together with a list of Licensed Product SKUs for which such Packaging is intended to be used. After Approval of such Concept, Licensee may create and submit to Licensor for Approval, via personal delivery, messenger or mail, Prototypes demonstrating exemplars of the proposed Packaging. After Approval of such Prototypes, Packaging materially consistent with such Prototypes will be deemed Approved. Licensee shall reasonably consider purchasing Packaging from Licensor’s designated suppliers for the same, if any (“Licensor Suppliers”). In the event that Licensee chooses to purchase Packaging from Licensor Suppliers, (I) Licensee shall be required to negotiate all terms of sale directly with such Licensor Supplier; and (II) Licensor shall not be liable for any act or omission of any such Licensor Supplier.

(D)
Advertising & Promotion. With respect to Advertising & Promotional exploitations not otherwise Approved by Licensor in accordance with the terms of this Agreement, Licensee may create and submit to Licensor for Approval (via messenger, personal delivery, email or mail), the Concept (e.g., story boards, mock-ups, etc.) for each Advertising & Promotion exploitation (each, an “Advertisement”). After Approval of such Concept, Licensee may create and submit to Licensor for Approval, via messenger, in person at follow-up seasonal meetings, or email (as specified by Licensor), exemplars of the Advertisements intended for public exhibition. After Approval of such exemplars, Advertisements materially consistent with such exemplars will be deemed Approved.

(b)
Brand Standards.

(i)
Brand Book & Style Guide. In the event Licensor provides Licensee with a brand book (“Brand Book”) and/or style guide (“Style Guide” and collectively with the Brand Book, the “Brand Toolbox”), Licensee shall follow the rules set forth therein (unless otherwise Approved). Licensee hereby acknowledges that the Brand Toolbox is subject to seasonal updates and other changes from time to time, and Licensee shall comply with such updates and changes on a prospective basis, within a commercially reasonable period of time not to exceed [***].

(ii)
Nonconformities. If any Materials have a substantial or material departure from Materials that were Approved by Licensor, as determined by Licensor in Licensor’s discretion, then: (A) Licensor shall have the right, in its sole discretion, to demand that Licensee promptly cease all manufacture, distribution and/or exploitation of such Materials, Licensee shall promptly comply with any such demand, and (B) notwithstanding anything contained in the Commercial Terms, the Royalty for any products (including Licensed Products) sold by Licensee that bear Materials that were not Approved by Licensor, or that have a substantial or material departure from any Materials Approved by Licensor, shall be [***] of Net Sales of the same (“Nonconformity Royalty”); it being understood that in no event shall the Nonconformity Royalty count towards, be used as a credit against, or be used to recoup, any GMR (or other amounts) paid or due to Licensor hereunder. Licensee shall be required to re-submit any previously Approved, but non-conforming Materials, to the extent Licensee wishes to subsequently use the same. Licensor may additionally require that any Licensed Product, Packaging or Advertisement be immediately recalled if it believes in its reasonable business judgment that any of the foregoing may pose a health or safety hazard, or be detrimental to the goodwill of Licensor, its parent, subsidiaries or affiliated companies, or may pose a risk of materially degrading the goodwill of the Licensed Property; provided that prior to requiring such recall, Licensor will in good faith first discuss with Licensee the basis for such belief and consider other potential alternatives to the recall (it being understood and agreed that the final decision shall be made by Licensor).

(c)
Manufacture; Quality Control. Licensee shall be permitted to manufacture the Licensed Manufactured Products within or outside the Territory; provided, however, that Licensed Manufactured Products may only be sold to/through the Approved Accounts in the Territory. Licensee acknowledges that: (i) Licensor’s evaluation of the Distribution Channels and Approved Accounts applicable to and appropriate for this Agreement is based on multiple criteria and related factors, including, without limitation, objective industry and quality standards specific to the Licensed Property (e.g., location, comparable product offerings, image of luxury and prestige, etc.); and (ii) if the Licensed Manufactured Products produced hereunder are of inferior quality in material and/or workmanship, then the substantial goodwill which Licensor has built up and now possesses in the Licensed Property will be impaired. As such, throughout the Term, and upon reasonable advance notice to Licensee, Licensor, or a third party designated by Licensor (Licensor and such third party being defined, for purposes of this Section 4(c) of the Standard Terms, as an “Inspector”) shall have the right during regular business hours to enter all premises and/or facilities (including, without limitation, manufacture, storage and shipping facilities) used by Licensee or any Sub-Contractor in connection with the Business (collectively, “Facilities”), such that the Inspector is able to inspect all Facilities for the purposes of quality control, and to ensure that the Business operated hereunder is in compliance with the terms of this Agreement and all applicable Laws, and Licensee hereby agrees to cooperate in good faith with the Inspector in connection therewith (including, without limitation, by providing the Inspector with access to the Facilities during regular business hours, etc.). The Parties acknowledge and agree that certain [***]. Licensor shall be solely responsible for all of the Inspector’s out-of-pocket costs in connection with any such inspection, including, without limitation, all business-class travel, airfare, and accommodations in close proximity to the Facilities. In the event that any such inspection is conducted by a third-party Inspector, such Inspector shall agree in advance not to disclose or use for the Inspector’s benefit any Confidential Information (as hereinafter defined) of which the Inspector observes or becomes aware.

(d)
Development. All costs and expenses of the Business (including, without limitation, design, development, production, manufacture, distribution and sale of all Licensed Products, Concepts, Prototypes and Packaging, and other costs and expenses related to the Advertising & Promotion of Licensed Products, including, without limitation, to the expense of compliance with the approval requirements set forth in Section 4 of the Standard Terms) shall be borne by Licensee.

5.
INTELLECTUAL PROPERTY.

(a)
Ownership.

(i)
Licensor’s Rights.

(A)
Intellectual Property. As between the Parties (and any Sub-Contractors and Affiliate Operators), Licensee hereby acknowledges that Licensor is the owner of all intellectual property rights (including, without limitation, copyright, patent, trademark, trade name, and trade secret rights), whether now known or hereafter devised, in and to any and all materials of any sort utilizing, or any rights arising out of, the Licensed Property and/or Assets (including, without limitation, Licensed Products, Packaging, Concepts, designs and Advertisements), including all such materials, Derivatives, and Licensed Property as may be developed or improved upon by Licensee (but excluding Licensee’s Reserved Rights set forth in Section 5(a)(ii)(A) of the Standard Terms below) or any third party (e.g., Sub-Contractors), and all goodwill that is attached or may become attached to the foregoing (all of the foregoing, together with all other rights of Licensor, the “Brand Rights”), and title thereto is and shall be in the name of Licensor or Licensor’s designees. With respect to any Brand Rights that are developed or created by or on behalf of Licensee hereunder, whether in connection with the Business or otherwise (e.g., any and all additions to, and new renderings, modifications or embellishments of, Licensed Property and/or Assets), the same shall, notwithstanding such development or creation by or on behalf of Licensee, be and remain the sole and exclusive property of Licensor, as follows: (I) to the extent any of the foregoing qualify as ‘works of authorship’ as such term is used in Section 102 et seq. of the United States Copyright Act, Title 17, United States Code (“Copyright Act”), then the same shall be deemed a “work made for hire” as defined in Section 101 et seq. of the Copyright Act; or (II) to the extent any of the foregoing are not deemed a “work made for hire” pursuant to the Copyright Act (e.g., inventions, etc.), then Licensee hereby assigns to Licensor all of Licensee’s right, title and interest in and to the same, including the right to sue for infringement. Licensee shall also enter into written agreements with all of its employees that develop the Brand Rights (to the extent ownership of Brand Rights created by such employee does not vest in Licensee by operation of law) and with all of its Sub-Contractors and Affiliate Operators that develop the Brand Rights, in each case that provide that any Brand Rights created by any of them in the course of the Business shall be the property of Licensee (and thus, effectively, Licensor) or Licensor pursuant to this Section 5(a)(i)(A) (whether as a “work made for hire” or, to the extent any of the foregoing are not deemed a “work made for hire” pursuant to the Copyright Act (e.g., inventions, etc.), by assignment). Where Licensee is otherwise unavailable to fulfill its obligations under this Section 5(a)(i)(A) to enter into, file, and/or record confirmatory agreements assigning Brand Rights to Licensor, Licensee hereby irrevocably appoints Licensor as Licensee’s attorney-in-fact for the sole purpose of executing, filing, and recording such confirmatory agreements on Licensee’s behalf, which appointment is coupled with an interest. Upon the written request of Licensor, Licensee shall submit to Licensor copies and/or originals of the applicable portions of all such agreements with employees, Affiliate Operators, and Sub-Contractors (subject to reasonable redactions of irrelevant information), and full information concerning the invention and creation of any such Brand Rights (e.g., the name of the employee or Sub-Contractor who created the same, the date on which the same was created, etc.). Licensee shall not permit any of its employees, Affiliate Operators or Sub-Contractors to obtain or reserve, by written or oral agreement or otherwise, any rights as “authors” or “inventors” of any such artwork or designs constituting Brand Rights (as such terms are used in the present or any future versions of the Copyright Act, or any other statute or judicial decisions that may govern the same).

(B)
Legal Lines. Unless otherwise Approved, all uses of the Licensed Property and/or Assets shall bear appropriate copyright, patent, trademark and credit notices, as provided by Licensor (“Legal Lines”), either directly on the Materials using the same, or on tags, stickers or labels affixed thereto, and no Materials may be released to the public unless and until Licensor has Approved Licensee’s use of (or the omission of) the Legal Lines. Licensor may change the Legal Lines by giving Licensee written notice thereof, and Licensee shall effect such change as promptly as reasonably practical; provided, however, that if Licensee has any inventory of Materials then-existing or in production, which Materials bear the previous form of the Legal Lines, then Licensee may sell-off and/or exploit, as applicable, such Materials in the ordinary course of business. Subject to the foregoing, Licensee shall, at all times, comply with best practices with respect to intellectual property notifications and usage, including, without limitation, proper use of the “™” or “®” or “©” designations and the “U.S. Pat. No.” or “Patent Pending” notices, and not using any trademark as a generic term.

(ii)
Licensee’s Rights.

(A)
Licensee’s Reserved Rights. Licensor acknowledges that: (I) Licensee may have in existence, as of the Effective Date, certain intellectual property rights (“Licensee’s Existing IP Material”) that Licensee may or may not use in conjunction with Licensed Property, and (II) from and after the Effective Date, [***] and collectively with Licensee’s Existing IP Material, the “Licensee’s Reserved Rights”) that Licensee may or may not use in conjunction with Licensed Property. To the extent that, and only so long as, Licensee’s Reserved Rights are separable from the Brand Rights, Licensee’s Reserved Rights shall be and remain vested in Licensee.

(B)
Reverse License. If Licensee incorporates into any Materials any of Licensee’s Reserved Rights, Licensee hereby grants to Licensor a non-exclusive, sub-licensable, royalty-free, irrevocable, perpetual, worldwide and assignable license to use such Licensee’s Reserved Rights solely in connection with the manufacture, distribution, advertising, promotion, sale and other exploitation of such Materials and in a manner materially consistent with how Licensee incorporated such Licensee’s Reserved Rights into such Materials.

(b)
Maintenance of Licensed Property.

(i)
[***].

(ii)
During the Term, Licensor shall, at Licensor’s expense maintain and retain ownership of the domain name registration for the E-Commerce Website, including timely paying all requisite registration and renewal fees.

(iii)
Licensee hereby acknowledges that Licensee’s and its Affiliate Operators’ and Sub-Contractors’ exercise of the Licensed Rights, and all goodwill associated therewith (including, without limitation, all uses of the Licensed Property and Assets), shall inure solely to the benefit of Licensor, and that all sales of Licensed Products by Licensee or any Affiliate Operator or Sub-Contractor shall be deemed to have been made on behalf of and pursuant to a license granted by Licensor for purposes of intellectual property protection and registration. Licensee shall cooperate with Licensor, at Licensor’s reasonable request and sole cost and expense (excluding Licensee’s outside attorney fees and the costs of Licensed Product samples), in the procurement, maintenance and protection of the Brand Rights. In connection therewith, Licensee shall, without limitation, execute and deliver to Licensor, in such manner as Licensor shall reasonably request, from time to time, all instruments, documents, information and other items (e.g., samples of Licensed Products) that Licensor deems necessary such that Licensor is able to apply for and effectuate intellectual property protection in, to and for any Brand Rights. With respect to the foregoing, Licensor shall be permitted to employ counsel of Licensor’s own choice to direct the handling thereof. Licensor makes no representation or warranty that copyright or trademark protection shall be secured or maintained in all elements of the Brand Rights, and Licensee hereby waives any right to make any claims against Licensor regarding any failure of Licensor to secure any intellectual property protection for any of the Brand Rights.

(iv)
To the extent that the Laws of any country or region of the Territory requires that Licensee, any Affiliate Operator, any Sub-Contractor, or this Agreement (or a short form hereof) be registered or recorded with local authorities, whether to ensure that Licensee’s or its Affiliate Operator’s or Sub-Contractors’ exercise of the Licensed Rights hereunder inure to the benefit of Licensor or otherwise, Licensee shall be solely responsible for identifying and notifying Licensor of such requirement, and Licensee shall cooperate fully with Licensor, at Licensee’s sole cost and expense, to: (A) effectuate any such registration and/or recordation (which may include, without limitation, entering into and executing a short form version of this Agreement); and (B) as and when directed by Licensor (which may include, without limitation, upon expiration or termination of this Agreement), cancel any such registration and/or recordation.

(c)
Enforcement of Licensed Property. In the event that Licensor elects to implement security measures for the Licensed Products (e.g., state-of-the-art computer or other indelible codes or markings consistent with industry standards for the same or similar Products, such as stickers, holograms or other markings for authenticity, etc.) then Licensee shall, at Licensee’s sole cost and expense, apply such reasonable security measures as directed by Licensor (including, without limitation, procuring any necessary materials from Licensor’s designated supplier for the same, and applying such materials to Packaging and/or on Licensed Products, as directed by Licensor), and cooperate with Licensor in the implementation and enforcement of anti-diversion and anti-counterfeiting measures in connection with the same. Licensee shall not provide any such security measures to any third party (other than permitted Sub-Contractors, Affiliate Operators or other persons Approved by Licensor pursuant to this Agreement) without Licensor’s Approval. Upon expiration or termination of this Agreement, Licensee must return (or cause to be returned) or otherwise destroy any and all such security measures to Licensor at Licensee’s sole cost and expense. Licensee shall assist Licensor, at Licensor’s reasonable request, to ensure that third parties do not unlawfully counterfeit or infringe on Brand Rights. Licensee shall promptly notify Licensor of any such counterfeits or infringements of the Brand Rights of which Licensee becomes aware. Licensor shall have the exclusive right, at Licensor’s sole cost and expense (excluding Licensee’s outside counsel fees) and exercisable at Licensor’s sole discretion, to institute in its own name and/or Licensee’s name, and to control, all claims, suits and/or actions against third parties relating to the Brand Rights, and other proprietary rights in and to the same (“Infringement Claim”). With respect to any such Infringement Claim, Licensor shall be permitted to employ counsel of Licensor’s own choosing to direct the handling thereof (including, without limitation, any settlement of any Infringement Claim), and Licensor shall be entitled to receive and retain all amounts awarded, if any, as damages, profits or otherwise, in connection with such Infringement Claims; provided that Licensor shall not enter into any settlement that would admit the liability of Licensee or cause Licensee to pay any monetary compensation without the prior written consent of Licensee, not to be unreasonably withheld, conditioned or delayed. [***]. Licensee hereby acknowledges and agrees that: (aa) Licensor shall have no obligation to provide any such written approval in connection with the Licensee Infringement Claim; (bb) any approval provided in one instance shall not serve as an approval or precedent in any other instance; and (cc) Licensee shall not take any action with respect to any Licensee Infringement Claim without Licensor’s Approval in each instance.

(d)
Withdrawn Rights. Licensor may withdraw any or all elements of the Licensed Rights, in any or all portions of the Territory, in certain Distribution Channels and/or in certain Approved Accounts, or any component part thereof, from the Licensed Rights (any such withdrawn Licensed Rights being defined herein as the “Withdrawn Rights”) if: (i) Licensor determines in its reasonable business judgment that the exploitation of such Withdrawn Rights [***]: (I) violate or infringe the copyright, trademark or other proprietary rights of any third parties where such third parties are unwilling to settle any potential disputes on acceptable terms as determined by Licensor, (II) violate any Law, court order, government regulation or other ruling of any governmental agency or authority, or (III) subject Licensor to liability, or (ii) on account of the expiration or earlier termination of any agreement between Licensor and a third party from whom Licensor has obtained certain underlying rights relating to the exploitation of such Withdrawn Rights, Licensor shall no longer have the right to act in the capacity herein contemplated on behalf of any third party or parties. Prior to exercising any Withdrawn Rights, Licensor shall notify Licensee of Licensor’s intent to exercise such Withdrawn Rights, and in the event Licensee requests to do so within five (5) business days of such notice, Licensor and Licensee shall meet and confer (either in person, telephonically or via video conference) to discuss in good faith such Withdrawn Rights prior to such withdrawal, including reasonable alternatives to such withdrawing such as purchasing a license or defending against third-party infringement claims. As soon as practicable and in any event within thirty (30) days following Licensee’s receipt of written notice of such withdrawal, Licensee shall, if so requested by Licensor, in Licensor’s reasonable discretion, destroy, or deliver to Licensor, or remediate any Materials (e.g., Licensed Products, Advertisements, etc.) which are in Licensee’s possession or control, that bear or feature any of the Withdrawn Rights. In the event of any such withdrawal of Withdrawn Rights, upon a Party’s request, the Parties shall meet and confer (whether telephonically, via video conference, or in person) to discuss the same. [***]. Any such withdrawal of Withdrawn Rights authorized by this Section 5(d) shall not be deemed a breach of this Agreement.

(e)
Misuse of Brand Rights.

(i)
No Attack. Licensee shall not, during the Term or at any time thereafter, attack or challenge, or lend assistance to any third party in connection with an attack or challenge, of any right, title or interest of Licensor in and to any Brand Rights (including, without limitation, copyrights, trademarks and/or patents), whether by way of: (A) an application for and/or an opposition against any intellectual property rights relating to the Brand Rights, (B) adoption of any intellectual property rights that infringe any of the Brand Rights, or (C) any lawsuit, cancellation proceeding or action, or otherwise. Licensee shall not represent in any filing, presentation, document or other statement, whether written or verbal, that Licensee or any third party is the owner of any of the Brand Rights or any other Licensed Rights, and Licensee shall not use or display any of the foregoing except as expressly permitted herein.

(ii)
Brand Names/Accounts.

(A)
Ownership. As between the Parties (including any Affiliate Operators and Sub-Contractors), Licensor shall own all right, title and interest (including, without limitation, all intellectual property rights) in and to any: (I) domain names that are similar to, use and/or incorporate the Brand Rights, or any variation thereof (“Domain Names”), (II) corporate, trade or business names that are similar to, use and/or incorporate the Brand Rights, or any variation thereof (“Business Names”) [***], (III) social media accounts (e.g., on Twitter, TikTok, Facebook, Instagram, etc.) that are branded with any Brand Rights, or any variation thereof (“Social Media Accounts”), and (IV) online, mobile, and other electronic stores, storefronts, marketplaces, brand pages, webstores, and the like (e.g., brand stores on Amazon, Walmart, eBay, etc.) that are branded with any Brand Rights, or any variation thereof (“Online Stores”, and together with the Domain Names, Business Names, and Social Media Accounts, the “Brand Names/Accounts”).

(B)
Restrictions. During the Term and at all times thereafter, except as expressly agreed in writing by Licensor on a case by case basis in Licensor’s sole discretion, Licensee shall have no right to, and hereby agrees not to, nor shall Licensee facilitate, instruct, or enable any third party in connection with any act to, register any Brand Names/Accounts incorporating, in whole or in part, Brand Rights or any variation thereof. If Licensee desires Licensor to register any Brand Names/Accounts, then Licensee shall submit such request to Licensor in writing. Should Licensee register any Brand Names/Accounts incorporating any Brand Rights or any variation thereof without Licensor’s Approval, Licensee shall transfer the same to Licensor, immediately upon Licensor’s request. Specifically with respect to Domain Names registered in Licensee’s own name without Licensor’s Approval, and without limitation: (I) Licensee shall promptly provide Licensor or Licensor’s designee with the access code(s) for, and accept a request for transfer of, the Domain Name, through the Domain Name registrar, (II) should Licensee fail to accept any request for transfer, or other documentation (electronic or written) to transfer, any such Domain Name, Licensor may submit this Agreement to the Domain Name registrar to effect the transfer, and (III) if the Domain Name registrar does not accept this Agreement to effect the transfer, Licensor may file an arbitration proceeding under ICANN to obtain the transfer of the Domain Name to Licensor. Should Licensor file any proceedings to obtain the return of any Brand Name/Account, Licensee shall reimburse Licensor for all costs incurred whatsoever in connection with such proceeding, including, without limitation, attorneys’ fees, filing fees and other costs.

(f)
Protection of Reputation. Licensee hereby acknowledges and agrees that maintaining and protecting the high quality, prestige and reputation of the Licensed Property and Brand Rights (collectively, “Reputation”) are of the utmost importance to Licensor. As such, Licensee: (i) shall use commercially reasonable efforts to monitor and supervise the merchandising and display of the Licensed Products to be sold via all Approved Accounts (including via approved E-Commerce Sites) so that the Licensed Property and Brand Rights are properly and correctly displayed, and that the Licensed Products are shown and sold, in a manner consistent with the Reputation; it being understood that: (A) in the event of any inconsistency with the foregoing (whether found by Licensor or Licensee), the finding Party shall notify the other Party, and Licensee shall promptly and diligently work to ensure such inconsistency is rectified (including, without limitation, supervising rectifying acts (and acts that are inconsistent with rectifying acts) of the applicable Approved Account, if necessary), and (B) should any such Approved Account fail to rectify a material inconsistency within a reasonable time period determined by Licensor (of no less than fifteen (15) days), then Licensee shall immediately cease all distribution and/or sale of Licensed Products to such Approved Account until such inconsistency is rectified; (ii) shall, in determining the sales price (including discounts) of the Licensed Products: (A) designate a suggested retail price that is not so low or so high as to adversely affect the Reputation of the Licensed Property or the quality of the Licensed Products; (B) ensure that the suggested retail price for all Licensed Products is reasonable and consistent with the retail pricing generally established for the Licensed Products throughout the world, as well as consistent with the Reputation of the Licensed Property, the quality of the Licensed Products, and the worldwide Advertising & Promotion thereof; and (C) for periods when Licensed Products are offered for special sale at retail, actual retail prices should not be reduced from the original suggested retail pricing in a manner or in an amount inconsistent with the Reputation of the Licensed Property or Licensed Products; (iii) shall not, sell Licensed Products as “seconds,” “irregulars,” “damaged” or under similar circumstances without Licensor’s Approval, nor shall Licensee sell any Licensed Products that are stale, past their shelf lives, diluted or corrupted in any way; and (iv) shall not, and shall not permit any Licensee Party or third party to, perform any act (whether by commission or omission) which would reasonably be likely or expected to, or actually does, in each case directly or indirectly, adversely affect any rights of Licensor in and to the Licensed Property or Brand Rights, reduce the value of any of the Licensed Property or Brand Rights, or detract from the Reputation of the Licensed Property or Brand Rights in any manner.

6.
REPRESENTATIONS AND WARRANTIES.

(a)
Licensor’s Representations & Warranties; Disclaimer. Licensor represents and warrants to Licensee that,

(i)
as of the Effective Date, it has the necessary right, power and authority to enter into this Agreement;

(ii)
Licensor is duly organized, validly existing and in good standing under the Laws of its state of organization;

(iii)
all necessary acts have been effected by it to render the Agreement valid and binding upon it; and

(iv)
except as provided for in this Agreement, Licensor has not and will not, during the Term or at any time after expiration of the Term, create any expenses chargeable to Licensee under this Agreement without Licensee’s prior written approval, not to be unreasonably withheld.

Notwithstanding the foregoing or anything contained herein to the contrary, except with respect to the express representations and warranties set forth herein, Licensee hereby acknowledges that Licensor has not made, and is not making, any other representation or warranty, whether express or implied, to Licensee, including, without limitation, with respect to: (A) Licensor or any Licensor Party; (B) the popularity, success, continued exploitation of, and/or marketing and advertising budget with respect to, the Licensed Property; (C) the amount of Net Sales or profits Licensee may derive under this Agreement from the sale or distribution of the Licensed Products; or (D) trademark protection, for the Licensed Property or otherwise, for any products, or in any countries, for which Licensor does not have registered trademark protection. For the avoidance of doubt and for purposes of clarity, a pending application does not and shall not constitute registered trademark protection for purposes hereof.

(b)
Licensee’s Representations & Warranties. Licensee represents and warrants to Licensor that:

(v)
(A) as of the Effective Date, it has the necessary right, power and authority to enter into the Agreement and to perform all of its obligations hereunder (including, without limitation, to operate the Business as contemplated hereunder); (B) it is adequately staffed and financially capable of undertaking the business operations which it conducts and of performing its obligations hereunder; (C) it is duly organized, validly existing and in good standing under the Laws of its state of organization; (D) all necessary acts have been effected by it to render the Agreement valid and binding upon it; and (E) as of the Effective Date, there is no pending or threatened litigation which may affect Licensee’s ability to fully perform its obligations herein;

(vi)
Licensee and each of Licensee’s parent, subsidiary and affiliated companies, and each of their respective officers, directors, shareholders, employees, licensees, distributors, Sub-Contractors, Affiliate Operators, agents, attorneys, designees, successors and assigns (collectively, “Licensee Party(ies)”) shall comply with and act in accordance with any and all applicable (A) laws and other legal obligations of or in the Territory including, without limitation, local, state, federal and international directives, rules, assessments, regulations, filing requirements, ordinances, statutes, codes, judgments and civil or common law (including, without limitation, all laws regarding trademarks, copyrights, rights of publicity or any other intellectual property rights); (B) conventions and treaties to which any country, region and/or portion of the Territory and, if not included in the Territory, the United States, and any legal subdivisions thereof, is a party; and (C) industry and trade-association standards, rules or regulations (all of the foregoing in sub-sections (A), (B) and (C) being defined herein, collectively, as “Laws”) in connection with this Agreement;

(vii)
With respect to the activities of Licensee and its Sub-Contractors and Affiliate Operators, (A) the Licensed Products and all Advertising & Promotion by Licensee, if applicable, shall be of high quality in design, material and workmanship; (B) no injurious deleterious or defamatory material, writing or images shall be used in or on the Licensed Products or Advertising & Promotion; (C) the Licensed Products shall be merchantable and fit for the intended use herein, shall in all respects be safe to consumers and shall be manufactured, tested, labelled, certified, distributed, advertised, marketed, and promoted, as applicable, in accordance with all applicable Laws; (D) the Licensed Products and any Advertising & Promotion shall not infringe upon or violate any intellectual property right, any right of publicity, or any similar right of any other person or entity; (E) Licensee shall undertake a level of customer service and provide warranties to consumers at least as favorable as is standard in its industry; and (F) Licensee shall comply with any and all product recalls issued by the Consumer Product Safety Commission (CPSC) or any other local, federal or state agency or Laws;

(viii)
Licensee shall not, without Licensor’s Approval, create, incur or permit any encumbrance, lien, security interest, mortgage, pledge, assignment or other hypothecation upon this Agreement or permit the commencement of any proceeding or foreclosure action on this Agreement or to obtain any assignment thereof, whether or not involving any judicial or nonjudicial foreclosure sales;

(ix)
Licensee has not and will not, during the Term or at any time after expiration of the Term, create any expenses chargeable to Licensor without Approval; and

(x)
Promptly following the Effective Date (and in any event within thirty (30) days following the Effective Date), (A) Licensee will complete Licensor’s ‘Environmental, Social, and Governance (“ESG”) Questionnaire’ (“ESG Questionnaire”), which is hereby deemed to be incorporated into this Agreement by this reference and made a part hereof; (B) all information included on such ESG Questionnaire is true, complete, and correct; and (C) Licensee shall promptly update Licensor, within five (5) days, of any updates, changes, or developments that impact the truth, completeness, or correctness of any of the information included by Licensee on such ESG Questionnaire.

7.
INDEMNIFICATION.
(a)
Licensor’s Indemnification Obligations. Licensor shall indemnify, defend and hold harmless Licensee and its current and future parents, subsidiaries, affiliated companies and each of their respective current and future officers, directors, employees, agents, attorneys, successors and assigns (“Licensee Indemnified Parties”) from and against any and all third-party claims, losses, demands, causes of action, judgments, settlements, damages, liabilities, costs and expenses (including, without limitation, reasonable outside attorney’s fees and court costs) (individually and collectively, “Claim(s)”) to the extent arising out of or in connection with any one (1) or more of the following: (i) the breach by Licensor of any of its representations, warranties, covenants, or obligations in this Agreement; or (ii) [***]. Licensor shall not be liable to Licensee or any third party under this Section 7(a) to the extent that: (A) any Claim is determined by a court of competent jurisdiction to result from any gross negligence or willful misconduct of Licensee or any Licensee Party; or (B) Licensee is required to indemnify Licensor pursuant to Section 7(b) of the Standard Terms below.

(b)
Licensee’s Indemnification Obligations. Licensee shall indemnify, defend and hold harmless Licensor, Drake, Lender, and each of their respective current and future parents, subsidiaries, affiliated companies and each of their respective current and future officers, directors, members, shareholders, employees, licensees, agents, attorneys, successors and assigns (each, individually, a “Licensor Indemnified Party” and together, collectively, the “Licensor Indemnified Parties”) from and against any and all Claims to the extent arising out of or in connection with any one (1) or more of the following: (i) the breach by Licensee or any Sub-Contractor or Affiliate Operator of any of its representations, warranties, covenants, or obligations in this Agreement; (ii) the design, development, production, manufacture, distribution, shipment, sale and/or other use or exploitation by or on behalf of Licensee or its Sub-Contractors or Affiliate Operators of the Licensed Products, the Retail Locations, the E-Commerce Website, the Other IP Assets, or any Advertising & Promotion (including, without limitation, any product liability, premises liability, any data or security breach, false advertising and/or infringement Claims); (iii) Licensee’s breach of any term, condition, or provision in any Supplier Agreement(s); or (iv) any acts, whether by omission or commission, by Licensee or any Licensee Party (including any Sub-Contractor and Affiliate Operator), which may arise out of, in connection with, or is any way related to, the Business and/or this Agreement. Licensee shall not be liable to any Licensor Indemnified Party under this Section 7(b) to the extent that: (A) any Claim is determined by a court of competent jurisdiction to result from any gross negligence or willful misconduct of Licensor; or (B) Licensor is required to indemnify Licensee pursuant to Section 7(a) of the Standard Terms above. Licensee hereby agrees that Licensor’s approval (including, without limitation, any Approval) shall not waive, diminish or negate Licensee’s indemnification obligations to the Licensor Indemnified Parties herein.

(c)
Indemnification Process. The Party to be indemnified hereunder (the “Indemnitee”) must give the indemnifying Party hereunder (the “Indemnitor”) prompt written notice of any Claim, and the Indemnitor, in its sole discretion, may then take such action as it deems advisable to defend such Claim on behalf of the Indemnitee. In the event that appropriate action is not taken by the Indemnitor within thirty (30) days after the Indemnitor’s receipt of written notice from the Indemnitee, the Indemnitee shall have the right to defend such Claim with counsel reasonably acceptable to the Indemnitor, and no settlement of any such Claim may be made without the prior written approval of the Indemnitor, which approval shall not be unreasonably withheld, conditioned or delayed. Even if appropriate action is taken by the Indemnitor, the Indemnitee may, at its own cost and expense, be represented by its own counsel in such Claim. In any event, the Indemnitee and the Indemnitor shall keep each other fully advised of all developments and shall cooperate fully with each other in all respects with respect to any such Claim.

8.
INSURANCE. In the event that any insurance policy required under this Agreement includes or permits a waiver of subrogation, such waiver shall apply to Licensor, Drake and Lender. In the event that any insurance policy required hereunder provides for a waiver of subrogation in the event that such waiver is required by a third-party agreement, then this Agreement shall be deemed to require such waiver. Licensee shall notify Licensor of all claims regarding the Licensed Property, Materials or Licensed Products under any of the foregoing policies of insurance promptly upon the filing thereof. Licensee’s indemnification obligations hereunder shall not be limited by the amount of insurance requirements hereunder. Licensor shall be entitled to its proportionate share of the insurance proceeds received by Licensee in respect to the Licensed Rights, and Licensee shall report the same on Licensee’s Statement for the Contract Quarter in which any such insurance proceeds are received.

9.
TERMINATION.

(a)
Licensor’s Right to Terminate.

(i)
Licensor shall have the right, but not the obligation, to suspend its performance hereunder and/or terminate this Agreement in its entirety upon the occurrence of any of the following events:

(A)
The failure of Licensee to make any payment required to be made under this Agreement, which failure is not cured within [***] of Licensee’s receipt of written notice from Licensor of the same; and/or

(B)
The [***] breach by Licensee of any of its representations or warranties herein, or the material failure of Licensee to comply with any of the other terms of this Agreement or otherwise discharge its duties hereunder (it being understood that any such failure related to non-payment shall be governed by Section 9(a)(i)(A) of the Standard Terms above), and such breach or failure, is not cured [***]; and/or

(C)
The failure of Licensee to comply with the [***] this Agreement or otherwise discharge the same of Licensee’s duties hereunder, in each case following Licensee’s receipt of written notice thereof from Licensor, [***]; and/or
(D)
The failure of Licensee to operate and/or maintain the Minimum Retail Stores as and when required hereunder;

(E)
The failure by Licensee to procure or maintain insurance, or to issue and maintain any COI, as required pursuant to the terms of this Agreement, in each case [***]; and/or

(F)
Any act of gross negligence or wanton misconduct by Licensee, and such action is not corrected within [***] of Licensee’s receipt of written notice from Licensor of the same; and/or

(G)
The cessation of operations by Licensee, including, without limitation, Licensee’s failure to continuously and diligently seek to fill all accepted purchase orders for Licensed Products, for a continuous period of [***]; and/or

(H)
The making by Licensee of an assignment for the benefit of creditors, or the filing by or against Licensee of any petition under any federal, national, state or local bankruptcy, insolvency or similar Laws, if such filing shall not have been dismissed or stayed within [***] after the date thereof; and/or

(I)
Licensee’s failure to achieve the Minimum Net Sales [***].

(ii)
Licensee hereby acknowledges that Licensee shall not have an opportunity to cure any breach which, by its terms or implication, cannot be cured, including, without limitation, selling Licensed Products outside the Territory or to any account that is not an Approved Account; releasing any Materials bearing the Licensed Property without prior Approval. For the avoidance of doubt, Licensor shall have the right, but not the obligation, to terminate the Agreement with immediate effect upon the occurrence of any [***] breach. Licensee further acknowledges that time is of the essence with respect to the performance of Licensee’s duties and obligations under the Agreement and all dates relating thereto.

(b)
Licensee’s Right to Terminate. Licensee shall have the right, but not the obligation, to terminate this Agreement in its entirety upon the occurrence of the material breach by Licensor of any of its express representations or express warranties herein, and such breach is not cured within thirty (30) business days of Licensor’s receipt of written notice from Licensee of the same.

10.
EXPIRATION OR TERMINATION OF AGREEMENT.

(a)
Effect of Expiration or Termination.

(i)
Reversion of Rights, Survival. Except for the limited rights, if any, that may be granted to Licensee pursuant to Section 10(b) of the Standard Terms below, upon any expiration or termination of this Agreement for any reason, all rights granted hereunder (including, without limitation, the Licensed Rights, the right to manufacture, distribute and sell Licensed Products, the right to engage in any Advertising & Promotion, all rights with respect to Sub-Contractors and Sub-Contractor Agreements, the Retail Rights, and the E-Comm Rights) shall revert to Licensor, and Licensee shall have no further rights whatsoever. Sections 3(e), 5(a)(i)(A), 5(a)(ii), 5(e)(ii), 7, 8, 10, 11, 12, 13, 15, and 17 of the Standard Terms, and any other obligations under the provisions of this Agreement which, by their term or implication, have a continuing effect, shall survive any expiration or termination of this Agreement.

(ii)
Payments. In the event Licensor or Licensee terminates this Agreement or this Agreement expires pursuant to its terms, any and all unpaid amounts under this Agreement that have accrued as of the date of such termination or expiration shall be immediately due and payable as of the effective date of termination or expiration (as applicable), and shall be paid by Licensee to Licensor no later than: (A) fifteen (15) days from the expiration of this Agreement, or (B) five (5) business days from the effective date of termination of this Agreement. In addition to the foregoing amounts, in the event that this Agreement is terminated by Licensor in accordance with this Agreement, then: (I) all Units (as such term is defined in the Amended and Restated Limited Liability Company Agreement of Licensor (the “LLCA”)) then held by Licensee or one or more of its Permitted Transferees (as such term is defined in the LLCA) shall hereby be automatically, at Licensor’s option, (x) redeemed by Licensor for no consideration and cancelled, with such Units ceasing to be outstanding, or (y) transferred to the other Members (as such term is defined in the LLCA) (other than Licensee and its Permitted Transferees) for no consideration, on a pro rata basis in proportion to each such remaining Member’s relative Percentage Interest (as such term is defined in the LLCA), in each case, without the need for any further ratifying act on the part of any party or Person (as such term is defined in the LLCA) and ABG Member (as such term is defined in the LLCA), in its capacity as manager of Licensor, may amend the LLCA to reflect such redemption and cancellation or transfer of Units; and (II) Licensee shall also be required to pay Licensor an amount equal to: (aa) any and all Guaranteed Minimum Royalties that would have been payable for the balance of the then-current Contract

Year but for the termination; plus (bb) the Guaranteed Minimum Royalties that would have been payable for the immediately following [***] (but for such termination); minus (cc) [***], in each case, within five (5) business days from the termination of this Agreement; and the Parties acknowledge and agree that the redemption and cancellation or transfer of such Units pursuant to clause (I) above and the payment of the amount set forth in clause (II) above are, taken together, a fair and reasonable measure of such damages (and not a penalty). In no event shall any expiration or termination of this Agreement, or any payment to Licensor, or any redemption and cancellation or transfer of the Units pursuant to this Section 10 excuse Licensee from any breach or violation of this Agreement, and Licensor shall have and hereby reserves all rights and remedies that Licensor has, or are granted to Licensor by operation of law.

(iii)
Transition. Notwithstanding any provision of this Agreement to the contrary: (A) Licensor shall have the right, prior to the expiration or termination of this Agreement, to enter into a new license agreement with a third party for the same or similar rights granted to Licensee hereunder, and such third party shall be permitted to design, manufacture and show its Products bearing the Licensed Property, and accept orders therefor; provided, however, that, if any portion of the Licensed Rights hereunder have been granted on an exclusive basis, then none of such third party’s Products produced pursuant to such new license agreement are shipped, to the same Distribution Channels in the Territory (or otherwise in violation of Licensee’s exclusivity), until the expiration or termination of the Term of this Agreement; and (B) Licensee hereby agrees that Licensee shall not, in anticipation of the expiration of the Term, increase manufacturing of, or accept orders for, Licensed Products for sale during the Sell-Off Period. Licensee hereby waives any and all right, and shall have no recourse, to make any claims against Licensor regarding any transition activities by or on behalf of Licensor as described in this Section 10(a)(iii) of the Standard Terms.

(iv)
Notwithstanding any provision of this Agreement to the contrary, in the event that no Renewal Option is effectively exercised pursuant to Section 5(b) of the Commercial Terms, Licensor and Licensee hereby acknowledge and agree that, except to the extent needed to fill existing orders during the final six (6) months of the final Contract Period before expiration of the Agreement (i.e., of the Initial Term in the event Licensee does not effectively exercise any Renewal Option in accordance with the Agreement, or of an applicable Renewal Term in the event Licensee does effectively exercise the Renewal Option in accordance with the Agreement), as applicable, (A) Licensee shall not manufacture or have manufactured any Licensed Product(s) (e.g., Licensee shall not place any new purchase orders with any suppliers or Sub-Contractors, as applicable) during the six (6) months prior to the end of the then-current Contract Period, unless otherwise agreed to in writing by Licensor, and (B) Licensee shall not manufacture or have manufactured any Licensed Product(s) (e.g., Licensee shall not place any new purchase orders with any suppliers or Sub-Contractors, as applicable) in excess of one hundred ten percent (110%) of Net Sales during the penultimate Contract Year of the then-current Contract Period, except as against confirmed orders for delivery before the last day of the then-current Contract Period.

(b)
Sell-Off Period.

(i)
Rights. Upon the expiration or termination of this Agreement, Licensee shall have the non-exclusive right to sell-off Licensee’s then-current inventory of Licensed Products (“Inventory”) for a period (the “Sell-Off Period”) of (A) [***] following the expiration or termination (other than pursuant to Section 9(a) of the Standard Terms) of this Agreement or (B) [***], in each case, subject to Licensee’s ongoing compliance with the terms and conditions of the Agreement, in each case, only to Approved Accounts in the Territory that are specifically Approved for the Sell-Off Period. Notwithstanding the foregoing, Licensee (and any Affiliate Operators) shall have no right to sell off any Inventory upon termination of this Agreement during the Sell-Off Period (or otherwise) (I) unless and until Licensee pays all Guaranteed Minimum Royalties, Royalties, and other amounts then owed to Licensor, and shall lose the remainder of the Sell-Off Period if Licensee fails to timely pay the amounts owed under Section 10(a)(ii) of the Standard Terms and does not cure such breach within ten (10) days of receipt of Licensor’s notice thereof; or (II) [***]. In addition, for the avoidance of doubt, during the Sell-Off Period, Licensee shall have no right to sell any Inventory that has a material defect in quality or has otherwise not been Approved under this Agreement. Prior to exercising any sell-off rights, Licensee shall provide to Licensor a report showing all of Licensee’s Inventory, in a form reasonably acceptable to Licensor. Licensee (and any Affiliate Operators) shall not itself, nor shall Licensee (or any Affiliate Operator) authorize or permit the use of signage at, on, or in connection with the Retail Locations, Licensed Property, or Licensed Products, that includes any of the following phrases (or something similar thereto): “going out of business”, “out of business”, “going out of business sale”, “we quit”, “quitting business”, “everything must go” or “liquidation/liquidating”: (aa) on the internet (including, without limitation, any social media accounts that Licensee may operate or on the E-Commerce Website); (bb) on/at any Retail Locations; or (cc) in any advertisements, without Licensor’s Approval; [***].

(ii)
Terms. During the Sell-Off Period: (A) Licensee shall deliver reports to Licensor consistent with the information in Reports, and pay to Licensor all earned Royalties on a monthly basis, within ten (10) days following the expiration of each calendar month during the Sell-Off Period; (B) Licensee shall not have the right to manufacture or have manufactured any Licensed Products that were not already in Inventory prior to the Sell-Off Period, (C) Licensee shall not engage in any Advertising & Promotion of the Licensed Products other than as expressly permitted in Section 10(b)(i) of the Standard Terms above, except that, subject to Licensor’s Approval, Licensee may continue to operate the E-Commerce Website during the Sell-Off Period for the purposes of selling off Inventory; and (D) except as Approved by Licensor, Licensee shall not be permitted to re-brand or re-label any Licensed Products in Inventory. Licensee hereby acknowledges and agrees that no Royalties earned from Net Sales during the Sell-Off Period may be credited towards any Guaranteed Minimum Royalties, previously paid or otherwise owing to Licensor during any Contract Year.

(b)
Return & Destruction. Promptly following the expiration or earlier termination of the Sell-Off Period (and in any event within thirty (30) days thereafter), Licensee shall, as reasonably directed by Licensor, destroy or return to Licensor, at Licensee’s sole cost, any and all materials in Licensee’s possession or control bearing the Licensed Property and/or Brand Rights, including, without limitation, the Brand Toolbox, Prototypes, and design information and materials relating to Licensed Products (including patterns, tech-packs and designs). Upon the expiration or earlier termination of the Sell-Off Period, Licensor shall have the right, but not the obligation, to purchase Licensee’s remaining Inventory. In the event Licensor elects not to purchase such Inventory, then upon the expiration or earlier termination of the Sell-Off Period, Licensee shall promptly destroy all remaining Inventory, and furnish Licensor with a certificate of destruction within thirty (30) days thereafter.

(c)
Retail Locations. Without prejudice to the provisions set forth in the Commercial Terms, upon any expiration or termination of this Agreement for any reason whatsoever, Licensee shall cease utilizing the Licensed Property for and in connection with the Retail Locations and shall take all acts necessary to do so in good faith, at Licensee’s sole cost, including, without limitation, removal of all signage and other identifying indicia related to the Retail Locations as directed by Licensor. Upon expiration or earlier termination of this Agreement, Licensee shall use commercially reasonable efforts to assist Licensor in the transition of all operations of the Retail Locations in the Territory to Licensor or Licensor’s designee.

(d)
E-Commerce Website. Without prejudice to any sell-off rights of the Inventory through E-Commerce Website that may be granted to Licensee in the event of expiration or Licensee’s termination of this Agreement set forth under Section 10(b) of the Standard Terms, upon any expiration or termination of this Agreement for any reason whatsoever, all rights in and to the E-Commerce Sites granted to Licensee shall revert to Licensor, Licensor shall be free to license such rights to any other person or entity for use after the Sell-Off Period, and Licensee shall have no further rights whatsoever with respect to the E-Commerce Website, the Designated URL and/or any other intellectual property rights relating thereto. Upon expiration or earlier termination of this Agreement, Licensee hereby agrees to cooperate with Licensor, in good faith, and shall use commercially reasonable efforts to transition all operations of the E-Commerce Website (including, without limitation, Customer Information) after the Sell-Off Period to Licensor or its designee(s), including, without limitation, (i) using commercially reasonable efforts to prevent any blackout period of the E-Commerce Website, (ii) providing Licensor and/or its subsequent web developer(s) with necessary data, and software coding for the transfer of the E-Commerce Website to subsequent web developer(s), (iii) within ten (10) business days of termination or expiration of the Term of this Agreement (or if, later, expiration of the Sell-Off Period), Licensee shall redirect or transfer any URLs, phone numbers, email addresses, or other means by which customers communicate with the E-Commerce Website to

Licensor, or as otherwise directed by Licensor, (iv) engaging in discussions with respect to the redemption of gift card/gift certificate balances by customers through Licensor or Licensor’s new operator or provider of the E-Commerce Website with the objective of enabling customers to redeem gift cards/gift certificates throughout the transition, (v) transferring to Licensor or Licensor’s designee funds associated with purchases placed at the E-Commerce Website hosted by Licensee for goods returned to Licensee but not yet credited to customer in order to allow Licensor or Licensor’s new E-Commerce Website operator to credit those customers for returned goods, and (vi) upon Licensor’s reasonable request, and subject to Licensor’s Approval, send customers of the E-Commerce Website an email notification of the transition or closing of the E-Commerce Website.

11.
CUMULATIVE RIGHTS & REMEDIES; LIMITATION OF LIABILITY.

(a)
All Rights Cumulative. All rights and remedies conferred upon or reserved by the Parties in this Agreement shall be cumulative and concurrent and shall be in addition to all other rights and remedies available to such Parties at law or in equity or otherwise, including, without limitation, requests for temporary and/or permanent injunctive relief. Such rights and remedies are not intended to be exclusive of any other rights or remedies and the exercise by either Party of any right or remedy herein provided shall be without prejudice to the exercise of any other right or remedy by such Party provided herein or available at law or in equity.

(b)
Equitable Relief. Licensee acknowledges that any breach by Licensee shall cause Licensor irreparable harm for which there is no adequate remedy at law, and in the event of such breach, Licensor shall be entitled to, in addition to other available remedies, injunctive or other equitable relief, including, without limitation, interim or emergency relief, including, without limitation, a temporary restraining order or preliminary or permanent injunction or such other alternative relief as may be appropriate before any court with applicable jurisdiction, to protect or enforce its rights, without posting any bond and without the necessity of showing actual monetary damages.

(c)
LIMITATION OF LIABILITY. [***].

12.
CONFIDENTIALITY.

(a)
Confidential Information. For purposes of this Agreement, “Confidential Information” shall be defined as, with respect to each Party: non-public and/or proprietary information relating to a Party’s business or operations, which information may be written, oral or maintained in electronic or any other form, which information is obtained, received, developed or derived by such Party, either directly or indirectly, by any means of communication or expression, prior to or during the Term of this Agreement, and shall include, without limitation: (i) finances, technology or other technical data, trade secrets, inventions, processes, formulas and know-how, (ii) designs, drawings, services, products, product plans, product development, marketing, marketing plans and information, customers, potential business partners, market information, suppliers, vendors, retailers, manufacturers, factories, (iii) all documents, analyses, reports, research, business plans, studies, diagrams, marketing information or other materials that contain information, and (iv) the existence of this Agreement and the terms hereof. All Confidential Information is and shall remain the property of the disclosing Party.

(b)
Exclusions from Confidential Information. As used in this Agreement, the term ‘Confidential Information’ shall not include any information that: (i) now or hereafter becomes, through no breach by or on behalf of the receiving Party of its confidentiality obligations hereunder, generally known or available to the public; (ii) was known to the receiving Party, by lawful means, at the time the receiving Party receives the same from the disclosing Party; (iii) was furnished to the receiving Party by a third party not in breach of an obligation of confidentiality owed to the disclosing Party with respect thereto; or (iv) was independently developed by the receiving Party without use of or access or reference to the disclosing Party’s Confidential Information.

(c)
Obligations. Each Party acknowledges that it may have access to the other Party’s Confidential Information, the value of which may be impaired by misuse, or by disclosure to a third party. The receiving Party shall not disclose such Confidential Information, except that the receiving Party may disclose the other Party’s Confidential Information in order to perform the receiving Party’s obligations or exercise its rights under this Agreement, but solely to those who: (i) have a “need to know” such Confidential Information, and (ii) are instructed and have agreed in writing not to disclose the Confidential Information (pursuant to confidentiality obligations at least as strict as those contained herein) or use the Confidential Information for any purpose other than pursuant to the terms of this Agreement. The receiving Party shall take reasonable precautions to protect the confidentiality of the other Party’s Confidential Information. Such precautions may, if requested by the disclosing Party, include the use of separate written confidentiality agreements, in a form approved by the disclosing Party. Following the expiration or termination of this Agreement, no Party shall disclose or use any of the other Parties’ Confidential Information for any purpose, unless otherwise agreed in writing by the disclosing Party. Each Party agrees to notify the other Party of the circumstances surrounding any inadvertent disclosure of Confidential Information by the receiving Party.

(d)
Mandatory Disclosure. Nothing in this Agreement shall prevent the receiving Party from disclosing Confidential Information of the disclosing Party to the extent the receiving Party is required to do so by the rules of an applicable securities market or exchange, or is legally compelled to do so by any governmental investigative or judicial agency or court pursuant to proceedings over which such agency or court has jurisdiction; provided, however, that prior to any such disclosure, the receiving Party shall (i) assert the confidential nature of the Confidential Information to the market, exchange or agency or court; (ii) promptly notify the disclosing Party in writing of the requirement, order or request to disclose; and (iii) at the disclosing Party’s sole cost and expense (excluding the receiving Party’s outside attorney fees), cooperate fully with the disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting the confidentiality of the Confidential Information. Any Confidential Information that is disclosed under this Section 12 shall otherwise remain subject to the provisions of this Agreement.

13.
LEGAL PROCEEDINGS.

(a)
Applicable Law. This Agreement and the legal relations among the Parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, with respect to the full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), applicable to such agreements wholly made and to be performed within New York, notwithstanding any conflict of law provisions to the contrary. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

(b)
Jurisdiction. Except that Licensor may bring: (i) an equitable proceeding in any jurisdiction where appropriate by reason of its subject matter, and/or (ii) any proceeding related to any claims made by Licensor for amounts payable from Licensee hereunder in any jurisdiction where appropriate by reason of Licensee’s domicile and/or minimum contacts with such jurisdiction, the Parties hereby agree that: any other action which in any way involves the rights, duties and obligations of any Party hereto under this Agreement shall be brought in courts located in New York County, New York, and the Parties hereby submit to the personal jurisdiction of such courts. In addition to the rights accorded to Licensor in items (i) and (ii) of this Section 13(b) above, Licensor may bring an action to enforce any judgment hereunder in any venue, forum, and jurisdiction, that Licensor may deem appropriate, whether by reason of Licensee’s domicile or otherwise. Each of the Parties waives any objection that it may have based on improper venue or forum non conveniens to the conduct of any such suit or action in any such court. The Parties agree that service of process deposited in certified or registered mail addressed to the other Party at the address for the other Party set forth in this Agreement shall be deemed valid service of process for all purposes.

(c)
WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY AND ALL ACTIONS OR PROCEEDINGS IN ANY COURT, WHETHER THE SAME IS BETWEEN THEM OR TO WHICH THEY MAY BE PARTIES, AND WHETHER ARISING OUT OF, UNDER,

OR BY REASON OF THIS AGREEMENT, OR ANY ACTS OR TRANSACTIONS HEREUNDER OR THE INTERPRETATION OR VALIDITY THEREOF, OR OUT OF, UNDER OR BY REASON OF ANY OTHER CONTRACT, AGREEMENT OR TRANSACTION OF ANY KIND, NATURE OR DESCRIPTION WHATSOEVER, WHETHER BETWEEN THEM OR TO WHICH THEY MAY BE PARTIES.

14.
ASSIGNABILITY.

(a)
This Agreement is of a personal nature with respect to Licensee, and therefore Licensee shall not assign, sub-license, encumber or transfer this Agreement or any of its rights or obligations hereunder, directly or indirectly, whether pursuant to any change of ownership, control or otherwise, without Approval. As a limited exception to the foregoing, solely for so long as Licensee’s ultimate parent company Vince Holding Corp (NASDAQ: VNCE) (“Licensee Parent”) is a publicly traded company on the NASDAQ, Licensee may, without the consent of Licensor, undergo (i) a change of ownership or control solely by virtue of a change of ownership or control of Licensee Parent or (ii) assign or transfer this Agreement in connection with a sale or transfer of all or substantially all of the business or assets of Licensee Parent to the acquiror thereof (provided that the same includes, by way of example and not limitation, all Units (as such term is defined in the Amended and Restated Limited Liability Company Agreement of ABG-Vince LLC (the “LLCA”)) then held by the Vince Member (as such term is defined in the LLCA) or one or more of its Permitted Transferees (as such term is defined in the LLCA). Any attempted assignment, sub-license, encumbrance or transfer by Licensee in violation of this Section 14 shall be void and of no force or effect, and shall constitute a non-curable breach of this Agreement by Licensee. Licensor shall have the right to assign, encumber and/or transfer any or all of its rights and/or obligations under this Agreement, in any form or manner, without the consent or approval of Licensee; [***]. This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors and permitted assigns.

(b)
Notwithstanding anything to the contrary contained herein, the Parties hereby acknowledge and agree that (i) the Agreement is a personal services contract under which Licensor is relying on performance by Licensee, in which Licensor has placed its trust and confidence, (ii) Licensee provides unique goods and services under this Agreement that are personal in nature to the Licensee, and (iii) Licensor is relying on Licensee’s performance in particular under this Agreement and would be irreparably harmed by the assignment of this Agreement by Licensee without Licensor’s prior written consent (or as otherwise authorized pursuant to Section 14(a)) of the Standard Terms. The Parties further hereby acknowledge and agree that (A) this Agreement is subject to applicable law governing trademarks, including 15 U.S.C. § 1051 et seq. (the “Lanham Act”), (B) under applicable law, this Agreement shall not be assignable by Licensee without Licensor’s prior written consent (or as otherwise authorized pursuant to Section 14(a)) of the Standard Terms, and (C) Licensor is relying on the restrictions on assignability under applicable law, including the Lanham Act, and under this Agreement, to allow Licensor to satisfy its duty to control the quality of goods sold under the Licensed Property. The Parties further hereby acknowledge and agree that as a result of the foregoing, in the event that Licensee becomes a debtor in a bankruptcy case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), (I) this Agreement shall not be assignable by Licensee without Licensor’s consent, pursuant to section 365(c)(1) of the Bankruptcy Code (or as otherwise authorized pursuant to Section 14(a)) of the Standard Terms, and (II) subject to the terms of this Agreement, Licensor shall be permitted to exercise its right to terminate this Agreement, pursuant to section 365(e)(2) of the Bankruptcy Code.

(c)
[***].

15.
NOTICES.

(a)
Requirements for Notices. All notices, requests, demands and other communications required or permitted to be made hereunder (“Notices”) shall be in writing, in the English language, and signed by an authorized representative of the Party delivering such notice. All such Notices shall be deemed duly given: (i) at the time of delivery, if hand delivered to the corporate office for the Party to whom Notice is being delivered, against a signed receipt therefor; (ii) when transmitted by email; or (iii) upon delivery, if sent to the Party at the address and/or contact listed in this Agreement for such type of Notice, by registered or certified mail, return receipt requested, first class postage prepaid, or nationally recognized overnight delivery service (e.g., FedEx). Either Party may alter the address to which Notices are to be sent hereunder by giving Notice of such change to the other Party in conformity with the provisions of this Section 15.

(b)
Licensee’s Addresses for Notices. All Notices to Licensee shall be delivered to Licensee at the address for Licensee specified in the Commercial Terms.

(c)
Licensor’s Addresses for Notices. All Notices to Licensor shall be delivered to Licensor as follows:

(i)
If to Licensor for questions about submitting Approval requests:

[***]

(ii)
If to Licensor for questions about submitting Reports:

[***]

(iii)
If to Licensor for any other reason:

[***]

16.
Data Controller. Licensee acknowledges that it is a separate data controller of any personal data it processes in the performance of its obligations under this Agreement and shall, and shall procure that Licensee’s personnel shall, in performing its obligations under this Agreement, comply in all material respects with applicable data protection and/or privacy laws, regulations, instruments or codes of practice relating thereto (“Data Protection Laws”). If Licensee relies on an international data transfer mechanism (including, without limitation, those approved by the European Commission) to legitimize the transfer of personal data from the originating country, and that data transfer mechanism is held to be invalid, or any data protection authority requires transfers of personal data made pursuant to such mechanism to be suspended, then Licensor may, at its discretion, require Licensee to cease processing personal data to which this Agreement relates, and/or co-operate with Licensor to facilitate the use of an alternative approved transfer mechanism. Licensee shall (a) keep and maintain all such personal data in strict confidence, and establish and maintain commercially reasonable (but in any event no less than industry standards) physical, electronic and procedural safeguards designed to prevent unauthorized access, use, copying or disclosure of the same; (b) use and disclose personal data solely for the purposes for which it, or access to it, is authorized, and shall not use, sell, rent, transfer, distribute, or otherwise disclose or make available personal data for Licensee’s own purposes that are not in connection with this Agreement (except as required by applicable Laws); and (c) upon expiration or earlier termination of this Agreement, transfer such personal data to Licensor or its designee(s) to the extent permitted by applicable Laws (it being understood and agreed that Licensee’s Privacy Policy for the E-Commerce Website and Retail Locations shall expressly allow and provide for the same).

17.
MISCELLANEOUS.

(a)
Relationship of the Parties. This Agreement does not constitute and shall not be construed to constitute an agency, partnership, joint venture or any other type of unnamed relationship between Licensor and Licensee. Neither Party shall have the right pursuant to this Agreement to obligate or to bind the other Party in any manner whatsoever, and nothing contained in this Agreement shall give or is intended to give any rights of any nature to any third party. Licensor and Licensee both acknowledge and agree that state and federal franchise Laws do not and will not apply to this Agreement or to the relationship between Licensee and Licensor under this Agreement, or to any of their respective rights or obligations hereunder. The Parties agree that, due to their respective business backgrounds and prior licensing experience, they do not need the protection of state or federal franchise Laws in connection with this Agreement. For purposes of this Agreement, Licensor and Licensee shall not be considered affiliates or subsidiaries of one another.

(b)
Entire Agreement. This Agreement (inclusive of the Commercial Terms, the Standard Terms, and any other schedules, exhibits, attachments or addenda to either) sets forth the entire agreement and understanding between the Parties with respect to the subject matter hereof, and supersedes all prior agreements, understandings, inducements and conditions, whether express or implied, oral or written, except as herein contained. This Agreement may only be amended or modified by written agreement, duly executed by authorized signatories of, and delivered by, each of the Parties hereto. The express terms of this Agreement shall control and supersede any course of dealing or performance, and/or usage of trade, that is inconsistent with any of the terms hereof.

(c)
Waiver & Delays. A waiver by any Party of any provision, breach or default of, or rights under, this Agreement, shall: (i) only be effective if signed by an authorized signatory of the Party waiving the same, (ii) not bar the exercise of the same right on any subsequent occasion or any other right at any time, and (iii) not constitute a continuing waiver of such or any other provision, breach, default or right. Neither the failure of nor any delay on the part of any Party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege. Acceptance of payments by Licensor shall not constitute a waiver by Licensor of any breach of or default by Licensee in connection herewith or with its performance hereunder, and shall not be deemed an election from among available remedies nor shall it bar the right of Licensor to seek and obtain termination as a result of Licensee’s breach or default or otherwise.

(d)
Severability. If any term or provision of this Agreement, as applied to either Party or any circumstance, for any reason shall be declared by a court of competent jurisdiction to be invalid, illegal, unenforceable, inoperative or otherwise ineffective, then: (i) such provision shall be eliminated to the minimum extent necessary, and (ii) such provision shall be reformed and rewritten so as to most closely reflect the intention of Licensor and Licensee, such that this Agreement shall otherwise remain in full force and effect and enforceable.

(e)
Further Assurances. Licensee shall execute and deliver to Licensor any and all documents (including, without limitation, short form assignments) requested by Licensor, in Licensor’s sole discretion and at Licensor’s expense, to perfect Licensor’s right, title and interest in and to all of the Brand Rights and/or to effectuate the purpose and intent of this Agreement, and Licensee shall cooperate with Licensor in connection with the same. In the event Licensee reasonably requests Licensor’s assistance as necessary to confirm or exercise Licensee’s rights under this Agreement (such as by providing a letter of authorization to a distributor as the owner of the Licensed Property), then subject to Licensee’s ongoing compliance with the terms and conditions of this Agreement, Licensor will provide such reasonably requested assistance, at Licensee’s expense.

(f)
Form & Construction; Language.

(i)
Section and Sub-Section headings in this Agreement are included for ease of reference only and do not constitute substantive matter to be considered in construing the terms of this Agreement. As used in this Agreement: (A) any reference to gender shall include the masculine, feminine, neutral genders, and any other gender expressions, and the singular form of words shall include the plural, or vice versa, as necessary in order that this Agreement may be interpreted so as to conform to the subject matter actually existing, and (B) the term “including” shall mean “including, without limitation” unless otherwise specifically provided. To the extent that any defined term used in these Standard Terms is not specifically defined in these Standard Terms or in the Commercial Terms that are a part of this Agreement, such provision shall be eliminated to the minimum extent necessary, such that this Agreement shall otherwise remain in full force and effect and enforceable. Each Party has cooperated in the drafting and preparation of this Agreement, and no dispute with respect to this Agreement should be resolved based on the conclusion that either Licensee or Licensor was the drafter.

(ii)
The English language version of this Agreement is and shall be deemed to be the only version of this Agreement. All communications relating to this Agreement, both formal and informal (including, without limitation, all Notices), shall be in English. If Licensee transmits any information to Licensor in any other language, Licensor shall be permitted to have such documents translated, and

Licensee shall pay all costs and expenses related to any such translation. If Licensee has this Agreement translated for the purpose of submitting it to any local, provincial or national government or official body, Licensor shall have the right to review and correct the translation prior to submission thereof. All hearings related to any dispute concerning this Agreement shall be in English.

(g)
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) agreement binding on all Parties hereto notwithstanding that all of the Parties hereto are not signatories to the same counterpart. Each of the Parties agrees that an electronic signature evidencing a Party’s execution of this Agreement shall be effective as an original signature and may be used in lieu of the original for any purpose.

(h)
Exhibits and Schedules. All Exhibits and Schedules referenced in this Agreement, if any, are hereby incorporated by reference into, and made a part of, this Agreement.

(i)
Transaction Expenses. Each Party shall be responsible for its own expenses relating to the negotiation of this Agreement.

(j)
Currency & Exchange Rate. All sums set forth in this Agreement are, and are intended to be, expressed in United States Dollars ($ USD). All payments due under this Agreement shall be paid in the United States in United States Dollars at the Foreign Exchange Rate (as hereinafter defined). For the purposes hereof, the term “Foreign Exchange Rate” means, for any particular currency, the quarterly average for such currency as quoted at www.oanda.com (to the extent that www.oanda.com provides quotations therefore, or such other resource that is mutually satisfactory to Licensor and Licensee) at 9:00 a.m. Eastern Time, on the date on which any relevant payment hereunder is due.

(k)
[***].

(l)
Other Agreements. Nothing contained in this Agreement shall be considered a precedent for any future agreements that Licensor or Licensor’s affiliates may enter into with Licensee or any other third party, and neither Party hereto shall, either during the Term of at any time thereafter, quote this Agreement as the standard of practice or agreed upon terms in any other agreement between the Parties or their affiliates.

This Exhibit A is attached to and made part of the Agreement between Licensor and Licensee (as such terms are defined in the Commercial Terms).

EXHIBIT A

Standards of Practice

Overview

In order to maintain respect for all individuals and our environment, ethical business conduct, and high standards for decent and humane working conditions throughout the operations of Licensor’s and Licensee’s businesses, Licensor has established specific minimum guidelines for all licensees and operating partners around the world, including, without limitation, Licensee and all of Licensee’s Sub-Contractors. Licensor requires Licensee and all Sub-Contractors to operate in compliance with local laws and, in addition, these Standards of Practice.

Licensor believes that these Standards of Practice will help ensure that decent and humane working conditions are provided to the employees of Licensee and its Sub-Contractors. Where any Licensee or Sub-Contractor is found to be in violation of these Standards of Practice, corrective action may be initiated, and unless such violation is promptly and sufficiently corrected, Licensor may, among other things, require Licensee to cease business with the offending Sub-Contractor, subject to Section 1(d)(iii)(B) of the Standard Terms. Licensor believes that consumers can have confidence that products manufactured in compliance with these Standards of Practice are not produced under exploitative or inhumane conditions.

Standards of Practice

Forced Labor

Licensee hereby agrees that neither Licensee nor any of its Sub-Contractors shall use any forced or involuntary labor – slavery, human trafficking, prison, indentured, bonded or otherwise.

Child Labor

Licensee hereby agrees that no person shall be employed by Licensee or any of its Sub-Contractors at an age younger than: (a) fifteen (15) years of age (or 14 where the law of the country allows), or (b) the age for completing compulsory education in the country of operations, where such age is higher than fifteen (15) years of age. Workers under 18 years of age should not perform work likely to jeopardize the health or safety of young persons.

Harassment or Abuse

Licensee hereby agrees that every employee of Licensee and any of its Sub-Contractors shall be treated with respect and dignity, and that no employee shall be subject to any physical, sexual, psychological or verbal harassment or abuse. Licensee hereby agrees that Licensee and any of its Sub-Contractors shall pay special attention to categories of workers vulnerable to exploitation, and to protecting such workers from abusive employment practices. Licensee agrees to prohibit all forms of harassment, including sexual harassment, and in particular any form of sexual intimidation, threat or coercion.

Nondiscrimination

Licensee hereby agrees that no person shall be subject, by Licensee or any of its Sub-Contractors, to any discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of race, religion, gender, age, disability, sexual orientation, gender identity or expression, military status, nationality, political opinion, social or ethnic origin, or any other characteristic that is protected by applicable law. Licensee agrees that Licensee and its Sub-Contractors shall treat all workers equally, fairly and respectfully.

Health and Safety

Licensee hereby agrees that workers of Licensee and its Sub-Contractors will be provided a safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of contractors’ facilities.

Freedom of Association and Collective Bargaining

Licensee hereby agrees that, as applicable, Licensee’s and its Sub-Contractors’ employees’ rights to freedom of association when allowed by local law and collective bargaining will be recognized and respected.

Wages and Benefits

Licensee hereby agrees that Licensee and each of its Sub-Contractors shall comply with all applicable wage and hour laws and regulations, and that all of their employees will be paid at least the minimum wage required by local law, or the prevailing industry wage, whichever is higher. Licensee hereby agrees that Licensee and each of its Sub-Contractors shall comply with all applicable provisions for legally-mandated benefits, including, without limitation, health care; childcare; sick leave; contributions for social security; life, health, worker’s compensation and other insurance mandated by local law.

Hours of Work/Overtime

Licensee hereby agrees that Licensee and each of its Sub-Contractors shall comply with applicable regulations concerning work hours mandated by local laws and use overtime only when employees are compensated according to local law. Licensee further agrees that neither Licensee nor any of its Sub-Contractors will allow any employees to exceed the maximum number of overtime hours provided by local law. Licensor also expects that employees will not routinely work in excess of sixty (60) hours per week and employees will be provided with a minimum of one rest day in every seven-day week.

Protecting Local Communities

When operating with indigenous communities, as defined by the United Nations Declaration on the Rights of Indigenous Peoples, Licensee hereby agrees that Licensee and each of its Sub-Contractors (as applicable) shall seek their free, prior, and informed consent (FPIC).

Environment

Licensee hereby agrees that Licensee and each of its Sub-Contractors shall comply with applicable country environmental laws and regulations and ensure that all required environmental permits and registrations are obtained, maintained and kept current and that operational and reporting requirements are followed. In addition, Licensee commits to implementing initiatives aimed at promoting greater environmental responsibility and to continually improving the environmental performance of its work sites, materials and policies.

No Corruption

Licensee agrees that Licensee and each of its Sub-Contractors shall comply with all applicable anti-corruption laws, rules and requirements and take appropriate measures to prevent all forms of corruption. Licensee and each of its Sub-Contractors shall further take all appropriate measures to prevent its operations from being used as a money-laundering vehicle, and to prevent abuse of dominant position, concerted practices, or unlawful agreements between competitors, such as price fixing or market allocations or boycotts limiting the production of certain products.

Reporting of Grievances

Licensee hereby agrees that Licensee and each of its Sub-Contractors shall facilitate the reporting of concerns by workers and other stakeholders, through a means designated in writing thereby, and not retaliate against anyone reporting such concerns.

Documentation and Inspection

Upon Licensor’s request, in Licensor’s sole discretion, Licensee must:

(A)
Certify to Licensor, on an annual basis, in writing, that each of the above-listed Standards of Practice is being met by Licensee and each of its Sub-Contractors;
(B)
Maintain on file such records and documentation as may be needed to demonstrate compliance with the Standards of Practice;
(C)
Make such documents available in the English language to Licensor for audit inspection upon reasonable request;
(D)
Provide each of their employees with the opportunity to report noncompliance with workplace standards outlined herein, free from punishment or prejudice for so doing; and
(E)
Post these or substantially equivalent Standards of Practice in the language of the country of manufacture in a common area accessible by all employees.

This Schedule E is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE E

Pre-approved Manufacturers

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This Schedule F is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE F

Pre-Approved Licensee Collaborations

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This Schedule G is attached to and made part of the Agreement between LICENSOR and LICENSEE dated as of the Closing.

SCHEDULE G

This Guaranty Agreement (“Guaranty”) is made on the Effective Date, and is executed and delivered by October’s Very Own Merchandising, a general partnership existing under the laws of Ontario, Canada with an address of 134 Park Lawn Road, Unit #107, Etobicoke, ON M8Y 3H8 (“Guarantor”) in favor of ABG-OVO LLC, with an address of 1411 Broadway, New York, New York 10017 (“Company”) in connection with that certain License Agreement dated as of the Effective Date by and between OWL Opco, LLC (referred to herein and in the License Agreement as “Licensee”) and Company (“License Agreement”), a copy of which is attached as Exhibit A hereto and incorporated herein by reference. All capitalized terms used and not otherwise defined in this Guaranty shall have the meanings defined in the License Agreement. As a material inducement to Company entering into the License Agreement with Licensee and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby acknowledges all the terms and conditions of the License Agreement and guarantees any and all financial obligations, liabilities, and indemnification obligations of Licensee under the License Agreement. Now, therefore, in consideration of and in reliance upon the foregoing and as an inducement to Company to enter into the License Agreement with Licensee, the parties do hereby agree as follows:

1.
Guaranty. Guarantor hereby absolutely, irrevocably, and unconditionally guaranties to the Company payment of all financial obligations, liabilities, and indemnification obligations of Licensee under the License Agreement (including, without limitation, with respect to the Guaranteed Minimum Royalties and Licensee’s indemnification obligations under the License Agreement) (individually and collectively, “Obligations”), including without limitation, that all sums of whatever character which may become payable, due, or owing by Licensee to Licensor or any third party pursuant to the License Agreement promptly shall be paid when due. If, for any reason whatsoever, any sum due from Licensee to Licensor or any third party pursuant to the License Agreement, or any part thereof, is not promptly paid when due, Guarantor shall immediately pay the same regardless of whether steps have been taken to enforce any rights against Licensee to collect any of said sums, and regardless of any other condition or contingency.

2.
Nature of Guaranty. This Guaranty is an absolute, continuing, and irrevocable guaranty of payment and not of collection. Company shall have all rights and remedies available to the holder of a guaranty of payment. Company shall be entitled to immediately proceed against Guarantor and shall not be obligated to take any steps or otherwise attempt to enforce the Obligations by other available means prior to pursuing recourse against and obtaining payment from Guarantor.

3.
Continuation of Liability. This Guaranty will continue in full force until all Obligations have been fully paid, met, and fulfilled. No failure by Company to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver under this Guaranty nor shall any single or partial exercise by Company of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. This Guaranty is of a personal nature with respect to Guarantor, and therefore Guarantor shall not assign, sub-license, encumber or transfer this Guaranty or any of its rights or obligations hereunder, directly or indirectly, whether pursuant to any change of ownership, control or otherwise, without Licensor’s prior Approval of the same in each instance. This Guaranty shall be binding upon the Guarantor and its permitted successors and assigns, and shall inure to the benefit of Company’s permitted successors and assigns.

4.
Exercise of Rights by Company. All rights, powers, and remedies of Company hereunder and under the License Agreement are cumulative and not alternative and shall be in addition to all rights, powers, and remedies given to Company by Law and by agreement. Guarantor hereby waives and agrees not to assert as a defense in any action upon this Guaranty: (a) diligence, presentment, demand for payment, and protest of non-payment; or (b) notice of any amendment, modification or change in any term, condition or provision of the License Agreement.

5.
Representations and Warranties. Guarantor represents, warrants, and covenants to Company that: (a) Guarantor has completely read, understands, and agrees to all those portions of the License Agreement that apply to Guarantor; and (b) Guarantor was provided an opportunity to review the License Agreement with its legal counsel.

6.
Reinstatement. This Guaranty will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or part of the Obligations is rescinded or must otherwise be restored or returned by Company.

7.
Severability. If any provision of this Guaranty is in conflict with any statute or rule of law or is otherwise unenforceable for any reason, then that provision will be deemed null and void to the extent of the conflict or unenforceability and will be deemed severable, but it will not invalidate any other provision of this Guaranty.

8.
Governing Law; Jurisdiction. This Guaranty is governed by and shall be construed in accordance with New York law, notwithstanding any conflict of laws provisions to the contrary. The parties hereby agree that any other action which in any way involves the rights, duties, and obligations of any party hereto under this Agreement shall be instituted in any New York County, New York state, or federal court sitting in the County of New York, and the parties hereto hereby submit to the personal jurisdiction of such courts. Each of the parties hereto waives any objection that it may have based on improper venue or forum non conveniens to the conduct of any such suit or action in any such court.

9.
Waiver of Jury Trial. COMPANY AND GUARANTOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. NEITHER COMPANY NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER COMPANY OR THE GUARANTOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

10.
Complete Agreement. This Guaranty is the final, complete, and exclusive expression of the agreement between Guarantor and Company with respect to the subject matter of this Guaranty. This Guaranty cannot be modified or amended except in a writing signed by both Guarantor and Company.

11.
Notice. All notices, approvals, requests, demands, and other communications required or permitted to be made hereunder shall be in writing and shall be deemed duly given if hand delivered against a signed receipt therefor, sent by registered or certified mail, return receipt requested, first class postage prepaid, sent by nationally recognized overnight delivery service, sent by confirmed facsimile transmission, or sent by confirmed e-mail, addressed to the Guarantor or to Company at the address specified in the preamble to this Guaranty, as applicable. Notice shall be deemed to be effective, if personally delivered, when delivered; if mailed, at midnight on the third business day after being sent by registered or certified mail; if sent by nationally recognized overnight delivery service (e.g., FedEx), on the next business day following delivery to such delivery service; or on the same day if sent by confirmed facsimile transmission or confirmed e-mail; provided, however, that if sent by confirmed facsimile transmission or confirmed e-mail, a copy is also sent by one of the other methods set forth in this Section 11.

12.
Authority. Guarantor represents and warrants to Company that it has full authority and power to enter into this Guaranty and to perform its obligations under this Guaranty.

13.
Counterparts. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) agreement binding on all parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. Each of the parties agrees that an electronic signature evidencing a party’s execution of this Guaranty shall be effective as an original signature and may be used in lieu of the original for any purpose.

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The parties execute this Guaranty as of the day and year first above written.

ACCEPTED AND AGREED:

GUARANTOR:

October’s Very Own Merchandising

By:	/s/ Derek Jancar

Name:	Derek Jancar

Title:	Authorized Signatory

ACCEPTED AND AGREED:

LICENSOR:

ABG-OVO LLC

By:	/s/ Jay Dubiner

Name:	Jay Dubiner

Title:	Chief Legal Officer